U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ X ]

     Pre-Effective Amendment No.        __

     Post-Effective Amendment No.       7

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

     Amendment No.                      9


                        (Check appropriate box or boxes)

                            HUSSMAN INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (410) 715-1130

                                 John F. Splain
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

/X/ immediately  upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph  (b)
/ / 60 days after  filing  pursuant to  paragraph  (a) (1)
/ / on (date)  pursuant  to  paragraph  (a) (1)
/ / 75 days after  filing  pursuant  to paragraph (a) (2)
/ / on (date) pursuant to paragraph (a) (2) of Rule 485(b)


If appropriate, check the following box:

/ / This  post-effective  amendment  designates  a   new  effective  date  for a
    previously filed post-effective amendment.

                               [GRAPHIC OMITTED]
                                    HUSSMAN
                                        FUNDS


                             STRATEGIC GROWTH FUND

      The Fund seeks to achieve long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.
    It has the ability to vary its exposure to market fluctuations based on factors the investment manager believes are indicative of prevailing market return and risk characteristics. See "Risk/Return Summary."




                               [GRAPHIC OMITTED]






HUSSMAN INVESTMENT TRUST                            PROSPECTUS: NOVEMBER 1, 2005

For information or assistance in opening an account, please call toll-free
                         1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund's shares or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

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Table of Contents
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    Risk/Return Summary ...................................        1
    Fees and Expenses .....................................        6
    Investment Objective, Strategies and Related Risks ....        7
    Fund Management .......................................       14
    How the Fund Values Its Shares ........................       15
    How to Buy Shares .....................................       16
    How to Exchange Shares ................................       21
    How to Redeem Shares ..................................       22
    Dividends, Distributions and Taxes ....................       25
    Financial Highlights ..................................       26
    Customer Privacy Policy ...............................       27
    For More Information ..................................       Back Cover






                   John P. Hussman, Ph.D. is the president of Hussman Econometrics Advisors, Inc. and the portfolio manager of Hussman Strategic Growth Fund. Previously, Dr. Hussman
[GRAPHIC OMMITED]  was a professor  at the  University  of  Michigan,  where  he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

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        HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

--------------------------------------------------------------------------------

Risk/Return Summary
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     HUSSMAN   STRATEGIC  GROWTH  FUND  seeks  to  provide   long-term   capital
appreciation,   with  added   emphasis  on  the  protection  of  capital  during
unfavorable market conditions.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

     The Fund is designed for investors who want to participate in the stock market, and also want to reduce their exposure to market risk in conditions that have historically been unfavorable for stocks. The Fund's portfolio will typically be fully invested in common stocks favored by Hussman Econometrics Advisors, Inc., the Fund's investment manager, except for modest cash balances that arise due to the day-to-day management of the portfolio. When market conditions are unfavorable in the view of the investment manager, the Fund may use options and index futures to reduce its exposure to market fluctuations. When conditions are viewed as favorable, the Fund may use options to increase its investment exposure to the market.

     The investment manager believes that market return/risk characteristics differ significantly across market conditions. The two most important dimensions considered by the investment manager are "valuation" and "market action". Valuation considers the stream of future earnings, dividends and cash flows expected in the future, in the attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk. Historically, different combinations of valuation and market action have been accompanied by significantly different stock market performance in terms of return/risk. The investment manager expects to intentionally "leverage" or increase the stock market exposure of the Fund in environments where the return from market risk is believed to be high, and may reduce or "hedge" the exposure of the Fund in environments where the return from market risk is believed to be unfavorable.

     Specific strategies for "leveraging" or increasing stock market exposure include buying call options on individual stocks or market indices and writing put options on stocks which the Fund seeks to own. The maximum position of the Fund in stocks, either directly through purchases of stock or indirectly through option positions, will be limited to 150% of its net assets. This means
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

that the value of the underlying positions represented by options will be limited to 50% of the value of the Fund's net assets at the time of investment.

     Specific strategies for reducing or "hedging" market exposure include buying put options on individual stocks or market indices, writing covered call options on stocks which the Fund owns or call options on market indices, and establishing short futures positions on one or more market indices correlated with the Fund's portfolio. The total notional value of such positions is not expected to exceed the value of stocks owned by the Fund, so the most defensive position expected by the Fund will be a "fully hedged" position in which long and short positions are of equal size.

     In general, the stock selection approach of the investment manager focuses on securities demonstrating favorable valuation and/or market action. An important factor is the relationship between current price and the present value of expected future cash flows or dividends. Other valuation measures, such as the ratio of the stock price to earnings and stock price to revenue, are also analyzed in relation to expected future growth rates. The analysis of market action includes measurements of price behavior and unusual trading volume. The investment manager believes that strength in these measures is often followed by favorable earnings surprises above consensus estimates.


     The choice of market indices used for hedging will be based on a consideration of the securities held in the portfolio from time to time, and the liquidity of the futures and options on such indices. There are no restrictions as to the market capitalization of companies in which the Fund invests. However, the Fund invests primarily in liquid stocks that are listed or trade on the New York or American Stock Exchanges or the NASDAQ National Market. The Fund generally invests in stocks of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the stocks of smaller companies.


     Because the S&P 500 Index is perhaps the most widely recognized index of common stock prices, as well as a widely used benchmark for growth-oriented investors, it is believed to be an appropriate broad-based securities market index against which to compare the Fund's long-term performance. The Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions. As a result, Fund returns may differ from the performance of major stock market indices, particularly over the short term.


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2       HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     The principal risks of the Fund are the risks generally associated with investing in stocks. Stock market movements will affect the Fund's share price on a daily basis. Significant declines are possible both in the overall stock market and in the specific securities held by the Fund. The market values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic conditions.

     The success of the Fund's investment strategy depends largely on the investment manager's skill in assessing the potential of the securities in which the Fund invests. Also, because the Fund's investment position at any given time will range from aggressive to defensive depending on the investment manager's current view of the overall climate of the stock market, the investment return and principal value of the Fund may fluctuate or deviate from overall market returns to a greater degree than other funds that do not employ these strategies. This is known as "tracking risk." For example, if the Fund has taken a defensive posture by hedging its portfolio, and stock prices advance, the return to investors will be lower than if the portfolio had not been hedged. Alternatively, if the Fund has leveraged its portfolio in a climate which has historically been favorable for stocks, a market decline will magnify the Fund's investment losses. When the Fund is in its most aggressive position, the share price of the Fund could be expected to fluctuate as much as 1 1/2 times as much as if the Fund had not leveraged its portfolio.

     The techniques that will be used by the Fund to hedge its portfolio are generally considered by the investment manager to be conservative strategies, but involve certain risks. For example, a hedge might not actually correlate well to the price movements of the Fund's stock investments and may have unexpected or undesired results, such as a loss or a reduction in gains. When options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying such options are unchanged.

     Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

     The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare to those of broad measures of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                               [GRAPHIC OMITTED]

                 2001          2002          2003          2004
                ------        ------        ------        ------
                14.67%        14.02%        21.08%         5.16%

      The Fund's year-to-date return through September 30, 2005 is 7.03%.


     During the periods shown in the bar chart, the highest return for a quarter was 11.20% during the quarter ended June 30, 2003 and the lowest return for a quarter was -2.39% during the quarter ended September 30, 2004.

     Returns for 2001 and 2002 reflect fee waivers by the Adviser; had advisory fees not been waived during such years, returns would be less than those shown. The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.






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4       HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2004

     The table below shows how the Fund's average annual total returns compare with those of the Standard & Poor's 500 Index and the Russell 2000 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                     ONE      SINCE INCEPTION(1)
                                                     YEAR      (JULY 24, 2000)
================================================================================
HUSSMAN STRATEGIC GROWTH  FUND
  Return Before Taxes                                5.16%         16.07%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions                3.96%         14.17%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions
    and Sale of Fund Shares                          3.85%         12.89%
--------------------------------------------------------------------------------
STANDARD & POOR'S 500 INDEX(2) (does not
    reflect deduction for fees, expenses, or taxes) 10.88%         -2.65%
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX (3) (does not reflect
    deduction for fees, expenses, or taxes)         18.40%          6.95%
--------------------------------------------------------------------------------

(1) Annualized. Performance since inception reflects fee waivers by the Adviser for periods prior to 2003; had advisory fees not been waived during such periods, returns would be less than those shown.

(2) The Standard & Poor's 500 Index is an unmanaged index of common stock prices of 500 widely held U.S. stocks. Because the Standard & Poor's 500 Index is perhaps the most widely recognized index of U.S. common stock prices, as well as a widely used benchmark for growth-oriented investors, it is believed to be the most appropriate broad-based securities market index against which to compare the Fund's performance. The Fund does not limit its investments to stocks included in this index.

(3) The Russell 2000 Index, representing approximately 8% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The performance of the Russell 2000 Index is presented for comparative purposes only.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fees and Expenses
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.

================================================================================
SHAREHOLDER FEES (fees paid directly from your investment)
================================================================================
Sales Charge (Load) Imposed on Purchases                     None
--------------------------------------------------------------------------------
Contingent Deferred Sales Charge (Load)                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends          None
--------------------------------------------------------------------------------
Redemption Fee (as a  percentage of the amount redeemed)     1.5%(1)(2)
--------------------------------------------------------------------------------
Exchange Fee                                                 None
--------------------------------------------------------------------------------

================================================================================
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
================================================================================
Management Fees                                             1.02%(3)
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                    None
--------------------------------------------------------------------------------
Other Expenses                                              0.16%(4)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        1.18%
--------------------------------------------------------------------------------

(1) The redemption fee is imposed only on redemptions of shares WITHIN SIX MONTHS OF THE DATE OF PURCHASE and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70 1/2, and for any partial or complete redemption following death or disability of a shareholder named on the account.
(2) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.
(3) Management Fees have been restated to reflect a reduction in the rates at which such fees are computed, effective July 1, 2005.
(4) Other Expenses have been restated to reflect a reduction in the rate at which administration fees paid by the Fund are computed.

EXAMPLE:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

================================================================================
                                     1         3         5        10
                                    Year     Years     Years     Years
================================================================================
                                    $120     $375      $649      $1,432
--------------------------------------------------------------------------------


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6       HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The Fund seeks to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

PORTFOLIO MANAGEMENT  PROCESS

SECURITY  SELECTION

     Individual stocks are chosen from the universe of all stocks traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ System. The investment manager's investment process involves an analysis of a company's "fundamentals" - revenues, earnings, cash-flows, dividends, and balance sheet information - coupled with an analysis of market action, including price behavior and trading volume.

     The investment manager's selection approach generally seeks securities which display one or more of the following: 1) favorable valuation, meaning a price which is attractive relative to revenues, earnings, cash-flows and dividends expected in the future, 2) positive "surprises" in earnings and expected future growth rates estimated by Wall Street analysts, and 3) favorable market action as measured by factors such as price behavior and trading volume.

     The investment manager believes that the information contained in earnings, balance sheets and annual reports represents only a fraction of what is known about a given stock. The price behavior and trading volume of a stock may reveal additional information about what traders know. For example, positive earnings surprises are generally followed by price strength. More importantly, such surprises are often preceded by price strength. So in addition to using fundamental research on earnings and valuation, the investment manager relies on statistical methods to infer as much information as possible from the behavior of individual stock prices. Stated simply, these statistical methods attempt to "filter" information from volatile price behavior in the similar way that a radio isolates a signal from noisy airwaves.

     The focus of this approach is to buy securities of quality companies exhibiting attractive valuation, as well as price and volume behavior which conveys favorable information about future earnings surprises.

MARKET CLIMATE

     Some risks are more rewarding than others. Rather than exposing the Fund to stock market risk at all times, the investment manager attempts to reduce the risk of major capital loss during historically unfavorable market con-

--------------------------------------------------------------------------------

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks (continued)
--------------------------------------------------------------------------------

ditions. In conditions which the investment manager identifies as involving high risk and low expected return, the Fund's portfolio will be hedged by using stock index futures, options on stock indices or options on individual securities. Under extremely negative market conditions, the Fund's portfolio may be fully hedged. The Fund will typically be fully invested or leveraged when the investment manager identifies conditions in which stocks have historically been rewarding investments.

     The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable. It should not be interpreted as an exhaustive account of the market analysis techniques used by Hussman. The descriptions of market performance during various investment climates are based on historical data. There is no assurance that these historical return/risk profiles will continue to be true in the future.

     The investment manager's approach combines "valuation" and "market action" to define investment conditions. Valuation considers the stream of earnings, dividends and cash flows expected in the future, in the attempt to measure the underlying value of stocks and the long-term returns implied by their actual prices. Market action considers the behavior of a wide range of securities and industry groups, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

     Each unique combination of valuation and market action produces a specific "Market Climate", with its own average historical characteristics of expected return and risk. The intent of the Fund is not to "predict" market direction. All of the Market Climates defined by the investment manager may experience short-term returns which are both positive and negative. Rather, the intent of the Fund is to accept those investment risks which are likely to be compensated by high returns, on average, while attempting to systematically avoid those risks which have historically not been compensated.

     The investment manager believes that the strongest market returns generally emerge when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest return performance of the market has been associated with these conditions. Accordingly, this is typically a climate in which the Fund will establish an aggressive investment position, possibly including the use of leverage. Although historical stock market returns in this climate have been above the norm, on average, it is possible that returns in this climate may be negative during any particular period. The use of leverage during such a period could lead to a greater loss than if the Fund had not leveraged.

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8       HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks (continued)
--------------------------------------------------------------------------------

     In contrast, the investment manager believes that the most severe market losses generally occur when both valuations and market action are unfavorable. The historical frequency of such negative Market Climates is quite low, occurring about 25% of the time. But when both valuations and market action have been unfavorable, the stock market has historically generated poor returns, on average. Even so, it is possible that returns in this climate may be positive during any particular period. The use of hedging during such a period could lead to a loss or a smaller gain than if the Fund had not hedged.

     Hedging and leverage may be used to a lesser extent during intermediate Market Climates where either valuation or market action is favorable and the other is unfavorable. When stock valuations have been unfavorably high but market action has been favorable, stocks have historically generated above-average returns. In this climate, the Fund may partially hedge its portfolio, but will generally maintain a positive market position overall. While actual returns will vary depending on the specific stocks held by the Fund, a "positive market position" means a portfolio which would be expected to benefit from a general advance in the stock market. When valuations have been favorable but market action has been unfavorable, stocks have historically generated positive but more moderate returns. In this climate, the Fund may be fully or partially hedged, and may attempt to increase stock market exposure by leveraging in response to general price declines.

     Here are the general characteristics of the basic Market Climates as defined by the investment manager, based on its assessment of historical market data, and the general investing approaches that the investment manager will follow in response to those climates:

                                             MARKET ACTION

                                    FAVORABLE             UNFAVORABLE
                 ---------------------------------------------------------------
                 Very High Expected Return             Average  Expected Return

                 Relatively Low Risk of Loss           Considerable Risk of Loss
     FAVORABLE
V                Modest Volatility                     Very High Volatility
A
L                EMPHASIZE AGGRESSIVE  OPPORTUNITIES   INCREASE MARKET EXPOSURE
U                FOR CAPITAL APPRECIATION              MODERATELY ON DECLINES
A                ---------------------------------------------------------------
T                Above Average Expected Return         Negative Expected Return
I
O                Modest Risk of Loss                   Extreme  Risk of Loss
N    UNFAVORABLE
                 Modest  Volatility                    High  Volatility

                 MAINTAIN A GENERALLY                  EMPHASIZE PROTECTION
                 POSITIVE  MARKET POSITION             OF CAPITAL
                 ---------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks (continued)
--------------------------------------------------------------------------------

INVESTMENT PRACTICES AND RISKS

     A brief description of the principal investment strategies that the Fund may employ and the principal risks associated with these strategies is provided below. Because of the types of securities in which the Fund invests and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. While the investment manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and by using hedging techniques when considered appropriate, adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the Fund will achieve its investment objective. When you redeem your Fund shares, they may be worth more or less than what you paid for them.

o STOCK INVESTMENT RISKS. Because the Fund normally invests most, or a substantial portion, of its assets in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change drastically. This market risk will affect the Fund's share price, which will fluctuate as the values of the Fund's investment securities and other assets change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. In addition, other factors can adversely affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

     The success of the Fund's investment strategy depends largely on the investment manager's skill in analyzing and selecting securities for purchase and sale and the accuracy and appropriateness of the models utilized by the investment manager in determining which securities to purchase and in determining whether to leverage or hedge the Fund's portfolio.

     The Fund may invest a portion of its assets in the stocks of companies having smaller market capitalizations, including mid-cap and small-cap stocks. The stocks of smaller companies often have less liquidity and these companies frequently have less management depth, narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Due to these and other factors, stocks of smaller companies may be more susceptible to market downturns and other events, and their prices may be more volatile.



--------------------------------------------------------------------------------
10      HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks (continued)
--------------------------------------------------------------------------------

o EXCHANGE TRADED FUNDS. The Fund may invest in exchange traded funds ("ETFs") and other similar instruments if the investment manager chooses to adjust the Fund's exposure to the general market or industry sectors and to manage the Fund's risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940 and hold a portfolio of common stocks designed to track the performance of a particular index. Some ETFs are subject to percentage investment
     limitations   while  other  ETFs  may  be  exempt   from  such   percentage
     limitations. Instruments that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs are not registered as investment companies and therefore, are not subject to percentage investment limitations.

     ETFs and other similar instruments involve risks generally associated with investments in a broadly based portfolio of common stocks that do not apply to conventional funds, including: (1) the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF or other instrument; (2) an active trading market for an ETF's shares may not develop or be maintained; (3) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may halt trading temporarily.

     The investment manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts--to obtain exposure to the stock market index options or stock index or a particular segment of the stock market, or to hedge the Fund's portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in amounts that are smaller than available from futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.


--------------------------------------------------------------------------------

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks (continued)
--------------------------------------------------------------------------------

o DERIVATIVE INSTRUMENTS. The Fund may purchase and sell futures contracts on broad-based stock indices (and options on such futures contracts), and may purchase and write put and call options on such indices. The Fund may also purchase and write call and put options on individual securities and shares of ETFs. These are all referred to as "derivative" instruments, since their values are based on ("derived from") the values of other securities.

     A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of a specified index at the beginning and at the end of the contract period. When a futures contract is sold short, the seller earns a positive return if the stock index declines in value, and earns a negative return if the stock index increases in value. The primary use of stock index futures by the Fund will be to hedge the Fund's stock portfolio against potential market declines. The term "hedging" refers to the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment.

     A call option gives the purchaser of the option the right to purchase the underlying security from the writer of the option at a specified exercise price. A put option gives the purchaser of the option the right to sell the underlying security to the writer of the option at a specified exercise price. The expected use of call options by the Fund will generally be to purchase call options on stocks which the Fund seeks to own, or on stock indices or ETFs to which the Fund seeks market exposure, and to write call options on stocks or ETFs which are owned by the Fund but are not expected to advance significantly over the short term. Call options may also be written on stock indices or on ETFs for the purpose of hedging market risk. The Fund may purchase put options on stock indices or ETFs for the purpose of hedging market risk, and may write put options on stock indices and ETFs as a method of reducing the potential acquisition cost of stocks which the Fund seeks to own.

     The Fund will adhere to specific limitations on its use of derivatives. The most aggressive stance expected to be taken by the Fund will be a leveraged position in which the Fund's total notional ownership of stocks, directly through purchase and indirectly through options and futures, is equal to 150% of the Fund's net assets. This means that the value of the underlying positions represented by options and futures will be limited to 50% of the value of the Fund's net assets at the time of investment. Thus, when the Fund is in its most aggressive stance, the share price of the Fund could be expected to fluctuate as much as 1 1/2 times as much as if the Fund had not leveraged its portfolio. The most defensive stance expected to be taken by the Fund will be a "fully

--------------------------------------------------------------------------------
12      HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks (continued)
--------------------------------------------------------------------------------

     hedged" position. Accordingly, even during the most unfavorable market conditions, the notional value of hedging positions through the combination of short futures contracts, short call options and purchased put options will not significantly exceed the value of the stock portfolio owned by the Fund.

     The percentage limitations on the use of derivative instruments set forth above applies at the time an investment in a derivative is made. A later change in percentage resulting from an increase or decrease in the values of investments or in the net assets of the Fund will not constitute a violation of such limitations.

     Derivative instruments can be volatile. The use of such instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Fund's return. The Fund could also experience losses if the indices underlying its futures and options positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for an option or future becomes illiquid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the underlying security.

o PORTFOLIO TURNOVER. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). This activity will increase the portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses, which would reduce the Fund's investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders, which would reduce the after-tax return of the Fund, and in particular may generate short-term capital gains, which when distributed to shareholders are taxed at ordinary income tax rates.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fund Management
--------------------------------------------------------------------------------

THE INVESTMENT ADVISER

     Hussman Econometrics Advisors, Inc. ("Hussman"), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as the investment adviser to the Fund. Hussman is a registered investment adviser that manages more than $2 billion in assets as of June 30, 2005. John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman since March 1989. Dr. Hussman also serves as the President of Hussman Investment Trust and has served as the Fund's portfolio manager since the Fund's inception in July 2000. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics. Subject to the Fund's investment objective and strategies, Dr. Hussman makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund's investment program. The Fund's Statement of Additional Information contains further details about Dr. Hussman's compensation, other accounts managed by Dr. Hussman, and Dr. Hussman's ownership of Fund shares. The Fund's investment activities are highly dependent upon the services personally provided by Dr. Hussman. In the event that Dr. Hussman was unable to manage the Fund's investment portfolio, the Trustees would take such action as they deem to be in the best interest of the Fund's shareholders, which could include an orderly liquidation and return of capital to shareholders.


     For its services, the Fund pays Hussman an investment advisory fee computed at the annual rate of 1.10% of the first $500 million of average daily net assets of the Fund, 1.00% of the next $500 million of such assets, 0.95% of the next $2 billion of such assets, and 0.90% of such assets over $3 billion. The investment advisory fee paid by the Fund is higher than those paid by most other mutual funds.

     Prior to July 1, 2005, the Fund paid Hussman an investment advisory fee computed at the annual rate of 1.25% of the first $250 million of average daily net assets of the Fund, 1.15% of the next $250 million of such assets, 1.05% of the next $500 million of such assets, and 0.95% of such assets in excess of $1 billion. The aggregate fee paid to Hussman during the fiscal year ended June 30, 2005 was equal to 1.07% of the Fund's average daily net assets.

     A discussion regarding the basis for the Board of Trustees approving the Fund's investment advisory contract with Hussman is available in the Fund's annual report for the fiscal year ended June 30, 2005.

--------------------------------------------------------------------------------
14      HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE ADMINISTRATOR

     Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

     The Statement of Additional Information has more detailed information about Hussman and other service providers to the Fund.




--------------------------------------------------------------------------------

How the Fund Values Its Shares
--------------------------------------------------------------------------------

     The net asset value ("NAV") of the Fund's shares is calculated at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities at their current market values determined on the basis of market quotations, or, if market quotations are not readily available or are considered to be unreliable due to significant market or other events, at their fair values as determined under procedures adopted by the Fund's Board of Trustees.

     Your order to purchase or redeem shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions of Fund shares may be subject to a redemption fee (see "How to Redeem Shares" for details).




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How to Buy Shares
--------------------------------------------------------------------------------

     The Fund is a no-load Fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

     The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM  INITIAL INVESTMENT

     The minimum initial investment in the Fund is $1,000, except an IRA or a gift to minors, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts and direct deposit accounts.

OPENING AN ACCOUNT

     An account may be opened by mail or bank wire, as follows:

     BY MAIL. To open a new account by mail:

o    Complete and sign the account application.

o    Enclose a check payable to the Hussman Strategic Growth Fund.

o Mail the application and the check to the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") at the following address:

                  Hussman Strategic Growth Fund
                  c/o Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

     All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards, cashiers checks or third party checks will be accepted. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

--------------------------------------------------------------------------------
16      HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     BY WIRE. To open a new account by wire, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy (or mail), which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

        US Bank, N.A.
        ABA # 042000013
        Attention: Hussman Strategic Growth Fund
        Credit Account # 821663168
        Account Name _________________
        For Account # _________________

     An order is considered received when US Bank, N.A., the Fund's custodian, receives payment by wire. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

SUBSEQUENT  INVESTMENTS

     Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gifts to minors account, which must be in amounts of at least $50. Additional purchases may be made:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o By sending a check, made payable to the Hussman Strategic Growth Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.


o By wire to the Fund account as described under "Opening an Account - By Wire." Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

o    Through your brokerage firm or other financial institution.

o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.


     BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.


     ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.




--------------------------------------------------------------------------------
18      HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN

     You may make automatic periodic investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

     The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of Hussman based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which Hussman may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund's NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o    Name;

o    Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o    Social  security  number,   taxpayer   identification   number,   or  other
     identifying number.

     You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading ("market timing") vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund's ability to maximize investment return. These risks can have an adverse affect on the Fund's performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of "stale" prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.

     The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund's policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 11/2% redemption fee that applies to redemptions or exchanges of shares of the Fund within six months of purchase. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

     The Trust relies on intermediaries to help enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within six months of their purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.


--------------------------------------------------------------------------------
20      HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

--------------------------------------------------------------------------------

How to Exchange Shares
--------------------------------------------------------------------------------

     Shares of the Fund and shares of the Hussman Strategic Total Return Fund may be exchanged for each other. Before making an exchange into the Hussman Strategic Total Return Fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past six months (see "How to Redeem Shares"). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.


     Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:


o    Your name and telephone number

o    The exact name of your account and account number

o    Taxpayer identification number (usually your Social Security number)

o    Dollar value or number of shares to be exchanged

o    The name of the fund from which the exchange is to be made

o    The name of the fund into which the exchange is being made

     The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

     The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How to Redeem Shares
--------------------------------------------------------------------------------

     Shares of the Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

     BY MAIL. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

     SIGNATURES. If the shares to be redeemed over any 30-day period have a value of more than $25,000, or if the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a financial institution whose deposits are insured by the FDIC; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Transfer Agent will not accept signature guarantees by a notary public. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.

     Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

     BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN.

     Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred

--------------------------------------------------------------------------------
22      HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires.

     Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

     THROUGH  YOUR  BROKER OR  FINANCIAL  INSTITUTION.  You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT

The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

REDEMPTION  FEE

     A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

within six months of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

     The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 701/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

MINIMUM ACCOUNT BALANCE

     Due to the high cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV per share. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

AUTOMATIC WITHDRAWAL PLAN

     If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

     The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

--------------------------------------------------------------------------------
24      HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

--------------------------------------------------------------------------------

Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

     Income dividends and net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

     The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to its shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

     Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

     The Fund's transactions in options, futures contracts and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

     When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

     You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

     Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

     Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain financial information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended June 30, 2005, 2004, 2003 and 2002 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request. The information for the period ended June 30, 2001 was audited by other independent auditors.

=================================================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=================================================================================================================================
                                                      YEAR            YEAR             YEAR            YEAR           PERIOD
                                                      ENDED           ENDED            ENDED           ENDED           ENDED
                                                     JUNE 30,       JUNE 30,          JUNE 30,       JUNE 30,         JUNE 30,
                                                      2005            2004              2003           2002           2001(a)
                                                 ------------    ------------      ------------   ------------    ------------
Net asset value at beginning of period ........  $      15.89    $      13.80      $      13.34   $      12.20    $      10.00
                                                 ------------    ------------      ------------   ------------    ------------
Income (loss) from investment operations:
  Net investment income (loss) ................          0.06           (0.04)            (0.02)         (0.04)          (0.04)
  Net realized and unrealized gains on
    investments and options ...................          0.68            2.13              1.36           2.52            2.23
                                                 ------------    ------------      ------------   ------------    ------------
Total from investment operations ..............          0.74            2.09              1.34           2.48            2.19
                                                 ------------    ------------      ------------   ------------    ------------
Less distributions:
  Dividends from net investment income ........         (0.03)           --                --             --              --
  Distributions from net realized gains .......         (0.71)          (0.01)            (0.93)         (1.35)           --
                                                 ------------    ------------      ------------   ------------    ------------
Total distributions ...........................         (0.74)          (0.01)            (0.93)         (1.35)           --
                                                 ------------    ------------      ------------   ------------    ------------
Proceeds from redemption fees
  collected ...................................          0.01            0.01              0.05           0.01            0.01
                                                 ------------    ------------      ------------   ------------    ------------
Net asset value at end of period ..............  $      15.90    $      15.89      $      13.80   $      13.34    $      12.20
                                                 ============    ============      ============   ============    ============
Total return (b) ..............................          4.95%          15.22%            11.25%         22.24%          22.00%(c)
                                                 ============    ============      ============   ============    ============
Net assets at end of period (000's) ...........  $  1,835,514    $  1,316,703      $    511,928   $    173,342    $     20,228
                                                 ============    ============      ============   ============    ============
Ratio of net expenses to average net assets (d)          1.24%           1.34%             1.45%          1.99%           1.99%(e)

Ratio of net investment income (loss) to
  average net assets ..........................          0.44%          (0.39%)           (0.15%)        (0.81%)         (0.53%)(e)

Portfolio turnover rate .......................            81%             66%              123%           199%             55%(e)

(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.
(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)  Not annualized.
(d) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 2.03% and 2.36%(e) for the periods ended June 30, 2002 and 2001, respectively.
(e)  Annualized.

--------------------------------------------------------------------------------
26      HUSSMAN STRATEGIC GROWTH FUND                (800)HUSSMAN

--------------------------------------------------------------------------------

Customer Privacy Policy
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

     In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

     We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

     WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

     To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted to serve your account or required by law.

     We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

     WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

     We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

     We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

     This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

     This privacy policy notice is for Hussman Investment Trust (the "Trust"), Hussman Econometrics Advisors, Inc., the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

     IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR CUSTOMER INFORMATION, PLEASE CALL 1-800-HUSSMAN (1-800-487-7626) TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------










                       THIS PAGE INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                               INVESTMENT ADVISER
                      Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                         Ellicott City, Maryland 21042


                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)


                          ADMINISTRATOR/TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                         225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246


                                   CUSTODIAN
                                 US Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202


                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                               Ernst & Young LLP
                         312 Walnut Street, 19th Floor
                             Cincinnati, Ohio 45202


                                 LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                               [GRAPHIC OMITTED]
                                    HUSSMAN
                                        FUNDS

                              FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

          o    Annual and Semiannual Reports

     The Fund publishes annual and semiannual reports to shareholders that contain detailed information on the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

          o    Statement of Additional Information (SAI)

     The SAI provides more detailed information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semiannual reports, free of charge, on the Fund's website (www.hussmanfunds.com). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

                         1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address:
PUBLICINFO@SEC.GOV.


                              www.hussmanfunds.com

                                [GRAPHIC OMITTED]

                   Investment Company Act File No. 811-09911

                               [GRAPHIC OMITTED]
                                    HUSSMAN
                                        FUNDS

                          STRATEGIC TOTAL RETURN FUND

      The Fund seeks to achieve long-term total return. It has the ability to vary its exposure to bond market fluctuations based on factors the investment manager believes are indicative of prevailing market return and risk characteristics. See "Risk/Return Summary."




                               [GRAPHIC OMITTED]








HUSSMAN INVESTMENT TRUST                            PROSPECTUS: NOVEMBER 1, 2005

For information or assistance in opening an account, please call toll-free
                         1-800-HUSSMAN (1-800-487-7626)

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved the Fund's shares or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

--------------------------------------------------------------------------------

Table of Contents
--------------------------------------------------------------------------------


    Risk/Return Summary ...................................        1
    Fees and Expenses .....................................        9
    Investment Objective, Strategies and Related Risks ....       10
    Fund Management .......................................       18
    How the Fund Values Its Shares ........................       19
    How to Buy Shares .....................................       20
    How to Exchange Shares ................................       25
    How to Redeem Shares ..................................       26
    Dividends, Distributions and Taxes ....................       30
    Financial Highlights ..................................       31
    Customer Privacy Policy ...............................       32
    For More Information ..................................       Back Cover






                   John P. Hussman, Ph.D. is the president of Hussman Econometrics Advisors, Inc. and the portfolio manager of Hussman Strategic Growth Fund. Previously, Dr. Hussman
[GRAPHIC OMMITED]  was a professor  at the  University  of  Michigan,  where  he taught courses in Financial Markets, Banking, and International Finance. He holds a Ph.D. in Economics from Stanford University. He also holds a B.A. in Economics, Phi Beta Kappa, and an M.S. in Education and Social Policy from Northwestern University.

--------------------------------------------------------------------------------
        HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

--------------------------------------------------------------------------------

Risk/Return Summary
--------------------------------------------------------------------------------

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

     HUSSMAN STRATEGIC TOTAL RETURN FUND seeks to provide long-term total return from income and capital appreciation.

WHAT ARE THE  FUND'S  PRINCIPAL  INVESTMENT STRATEGIES?

     The Fund is designed for investors who want to participate in the fixed-income markets for income and capital appreciation, with added emphasis on the protection of capital against interest rate volatility and inflation during unfavorable market climates. The Fund invests primarily in fixed-income securities, such as U.S. Treasury bonds, notes and bills, Treasury inflation-protected securities, U.S. Treasury Strips, U.S. Government agency securities (primarily mortgage-backed securities), and investment grade corporate debt rated AA or higher by Standard & Poor's Ratings Group, Moody's Investors Service, Inc., or having an equivalent rating from another independent rating organization. When market conditions favor wider diversification in the view of Hussman Econometrics Advisors, Inc., the Fund's investment manager, the Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market, such as utility stocks, precious metals stocks, shares of real estate investment trusts ("REITs"), shares of exchange-traded funds ("ETFs"), and foreign government debt securities, including debt issued by governments of emerging market countries. In addition, the Fund may use foreign currency options and futures to establish or modify the portfolio's exposure to currencies other than the U.S. dollar. The Fund may make limited use of Treasury debt options and futures to manage the Fund's exposure to interest rate risk.

     The Fund's principal investment strategies emphasize strategic management of the average interest rate sensitivity ("duration") of portfolio holdings, the Fund's exposure to changes in the yield curve, and allocation among fixed-income alternatives and inflation hedges. The interest rate sensitivity (duration) of a bond is related to the average date at which an investor receives payment of principal and interest. Under normal market conditions, the duration of the Fund's portfolio is expected to range between 1 year and 15 years. In its most aggressive stance (a duration of 15 years), the Fund's net asset value could be expected to fluctuate by approximately 15% in response to a 1% (100 basis point) change in the general level of interest rates.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The investment manager believes that return/risk characteristics in the fixed-income market differ significantly across different market conditions. The two most important dimensions considered by the investment manager are "valuation" and "market action." In the fixed-income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to inflation, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.


     Historically, different combinations of valuation and market action have been accompanied by significantly different bond market performance in terms of return/risk. The specific profile of yield behavior (such as changes in the yield curve or credit spreads) is also an important factor. The investment manager believes that foreign government debt and precious metals stocks are favored when "real" U.S. interest rates (nominal interest rates minus inflation) are declining relative to "real" foreign interest rates.

     The investment manager generally will increase the exposure of the Fund to interest rate risk in environments where the return expected to be derived from that risk is high, and generally will reduce exposure to interest rate risk when the return expected to be derived from that risk is unfavorable. The investment manager will also purchase utility stocks, precious metals stocks, shares of REITs, and foreign government debt when market conditions are believed to favor such diversification. There are no restrictions as to the market capitalization of companies in which the Fund invests. However, the Fund invests primarily in liquid securities that are listed or trade on the New York or American Stock Exchanges or the NASDAQ National Market. The Fund generally invests in the securities of companies with market capitalizations in excess of $500 million, although it may invest a portion of its assets in the securities of smaller companies.


     Specific strategies for increasing interest rate exposure include the purchase of long-term bonds and Treasury zero-coupon bonds and Treasury interest strips, which exhibit magnified price movements in response to interest rate changes. The Fund will not invest more than 30% of its net assets in Treasury zero-coupon bonds and Treasury interest strips.

     Specific strategies for reducing (hedging) interest rate risk include the purchase of short-term notes and bills, which exhibit limited price movements in response to interest rate changes. The Fund may also purchase put options

--------------------------------------------------------------------------------
2       HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

and write call options on Treasury securities to hedge the interest rate risk of long-term bonds in its portfolio. The total notional value of such hedges (the dollar value of Treasury securities represented by put and call options held by the Fund) is not expected to exceed the total value of fixed-income securities held by the Fund having remaining maturities of 5 years or more, so the most defensive position expected by the Fund will be a "fully hedged" position in which the entire value of intermediate and long-term, fixed-income securities held by the Fund is protected.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

     The success of the Fund's investment strategy depends largely on the investment manager's skill in assessing the potential returns of the securities in which the Fund invests. Also, because the Fund's investment position at any given time will range from aggressive to defensive depending on the investment manager's current view of the overall climate of the fixed-income market, the investment return and principal value of the Fund may fluctuate or deviate from overall market returns to a greater degree than other funds that do not employ these strategies. If the Fund has taken a defensive posture by shortening the average maturity of its portfolio and interest rates decline, the return to investors will be lower than if the Fund had maintained a longer average portfolio maturity. Alternatively, if the Fund has increased the average maturity of its portfolio, an increase in interest rates will magnify the Fund's investment losses.

     Due to the investment techniques employed by the Fund and the types of securities in which it invests, the Fund is intended for long-term investors. The value of Fund shares may decline, and there is a risk that you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

     The primary risks of investing in the Fund include the following:

     INTEREST RATE RISK. When interest rates rise, the fixed-income securities in the Fund's portfolio are likely to decline in price. Such price declines will be greater during periods in which the Fund's portfolio emphasizes long-term debt, which has greater interest rate risk than short-term debt. Due to the long duration of Treasury zero-coupon bonds and Treasury interest strips, these securities are highly sensitive to interest rate fluctuations. The Fund's ownership of these securities in a period of rising interest rates could cause a greater decline in the value of Fund shares than if the Fund held coupon-bearing secu-

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

rities of a similar maturity. In addition, even though Treasury zero-coupon bonds and Treasury interest strips do not pay current income in cash, the Fund will be required to recognize interest income from these securities over the life of the investments and to distribute this income on a current basis, which may be taxable to shareholders.

     CALL RISK. Some fixed-income securities give the issuer the option to call, or redeem, those securities before their maturity dates. If an issuer calls a security during a period of declining interest rates, the Fund might not benefit from an increase in the value of the security, and might have to reinvest the proceeds in a security offering a lower yield.

     CREDIT RISK. The Fund could lose money if the issuer or guarantor of a fixed-income security fails to make scheduled principal or interest payments, or if the credit rating of the issuer or guarantor is downgraded. The fixed-income securities held by the Fund are subject to varying degrees of credit risk. U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Government, involve the least credit risk. Although U.S. Government agencies may be chartered or sponsored by Acts of Congress, their securities typically are not backed by the full faith and credit of the U.S. Government. Corporate and foreign government bonds have the greatest degree of credit risk of the fixed-income securities in which the Fund invests.

     TRACKING RISK. Because the investment manager will actively manage the portfolio of the Fund in response to changing market conditions, the performance of the Fund may vary substantially from the performance of a passive bond index. These differences in performance may be accentuated due to investments by the Fund in utility stocks, precious metals stocks, shares of REITs, and foreign government bonds.

     LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell in the secondary market, possibly preventing the Fund from selling securities at an advantageous time or price. The Fund's investments in foreign government debt are expected to have the greatest exposure to liquidity risk.

     DERIVATIVES RISK. The Fund may use options and futures on U.S. Treasury securities to manage interest rate risk. The Fund may also use foreign currency options and futures to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies. These instruments are described in greater detail in the Statement of Additional Information. The techniques used by the Fund to hedge interest rate risk are considered by the investment manager to be conservative strategies, but involve certain risks. For exam-

--------------------------------------------------------------------------------
4       HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ple, a hedge using Treasury derivatives might not actually correlate well to the price movements of the fixed-income securities held by the Fund. When call or put options are owned by the Fund, it is possible that they may lose value over time, even if the securities underlying the options are unchanged. When Treasury call options are written by the Fund, it is possible that the Fund may experience a reduction in gains in the event that interest rates decline. When the Fund purchases and writes foreign currency options and futures in order to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency.

     MORTGAGE RISK. The Fund may purchase mortgage-related securities. Because rising interest rates reduce the tendency of mortgage borrowers to prepay or refinance their loans, rising interest rates tend to increase the effective maturity of mortgage-related securities, resulting in greater losses when interest rates rise. This is known as extension risk. Conversely, falling interest rates may encourage borrowers to pay off or refinance their mortgages sooner than expected. This can reduce the effective maturity of mortgage-related securities and lower the returns of the Fund because the Fund will have to reinvest its assets at the lower prevailing interest rates. This is known as prepayment risk.

     FOREIGN INVESTMENT RISK. The Fund may invest up to 30% of its net assets in debt securities issued by foreign governments. Securities issued by foreign governments, which may be traded principally in markets outside the United States, are subject to greater fluctuation in value and risks than securities of U.S. issuers traded in the U.S. markets. Political changes, changes in taxation, or currency controls could adversely affect the values of these investments. Foreign securities are generally denominated in the currency of a foreign country, and are subject to the risk that the currency will decline in value relative to the U.S. dollar. In addition to purchasing foreign government bonds, the Fund may use foreign currency options and futures to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies. The Fund's expected use of foreign currency options will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. Alternatively, the Fund may purchase currency futures contracts. The use of options and futures contracts on a foreign currency is intended to simulate the purchase of a short-term debt security denominated in such foreign currency. If the Fund holds foreign bonds directly, it does not expect to hedge against fluctuations in the value of foreign currencies underlying the bonds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     EMERGING MARKETS RISK. The risks of foreign investments are significantly greater for investments in emerging market countries. Currently, emerging markets include, among others, most African, Asian, Eastern European, Middle Eastern and South and Central American nations. These countries may have sovereign ratings that are below investment grade or are unrated. The Fund will be subject to the risk that the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal and interest when due. Investments in emerging markets are typically less liquid and are especially subject to greater price volatility. Many emerging market countries are subject to a substantial degree of economic, political and social instability. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging market countries involves greater risk of loss due to expropriation, confiscation of assets or the imposition of restrictions on foreign investments and on repatriation of capital invested. These risks are not normally associated with investments in more developed countries.


     EQUITY RISK. Stock market movements will affect the values of the Fund's investments in utility stocks, precious metal stocks, shares of REITs and shares of ETFs, which may comprise a significant portion of the Fund's net assets depending on market conditions. Significant declines are possible both in the overall stock market and in the prices of specific securities held by the Fund. The values of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, general economic conditions, and investors' perceptions of the company, its industry, or the overall stock market. Investments in utility stocks are subject to special risks due to government regulation, which may reduce a utility's return on invested capital, and limit its ability to finance capital spending or to pass cost increases through to consumers. Stocks of utilities may also be more sensitive to changes in interest rates than other types of equity investments. Prices of precious metal stocks can be influenced by a variety of global economic, financial and political factors and may experience unusual price movements over short periods of time, which movements typically are not closely tied to the general movements of the stock market. REITs are generally subject to the risks associated with investing in real estate, which include, without limitation, possible declines in the value of real estate; adverse conditions in the real estate rental market; adverse general and local economic conditions; possible lack of availability of mortgage funds; overbuilding in a particular market; changes in interest rates; and environmental problems. Investments in ETF shares are subject to the risks that: an

--------------------------------------------------------------------------------
6       HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

active market for an ETF's shares may not develop or be maintained; trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may halt trading temporarily.


WHAT HAS BEEN THE FUND'S PERFORMANCE HISTORY?

     The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund's performance from the year to year for each full calendar year over the lifetime of the Fund, and by showing how the Fund's average annual total returns compare to those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. All performance information shown below and on the following page reflects fee waivers by the Adviser; had advisory fees not been waived, returns would be less than those shown.




                               [GRAPHIC OMITTED]

                             2003             2004
                           --------         ---------
                            9.80%            6.50%


      The Fund's year-to-date return through September 30, 2005 is 3.77%.


     During the periods shown in the bar chart, the highest return for a quarter was 4.95% during the quarter ended June 30, 2003 and the lowest return for a quarter was -3.61% during the quarter ended June 30, 2004.

     The impact of taxes is not reflected in the bar chart; if reflected, returns would be less than those shown.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED  DECEMBER  31, 2004

     The table below shows how the Fund's average annual total returns compare with those of the Lehman Brothers U.S. Aggregate Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred retirement arrangements, such as 401(k) plans or individual retirement accounts.

================================================================================
                                                    ONE      SINCE INCEPTION(1)
                                                    YEAR     (SEPT. 12, 2002)
================================================================================
HUSSMAN STRATEGIC TOTAL RETURN FUND
  Return Before Taxes                              6.50%           8.10%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions              5.82%           6.95%
--------------------------------------------------------------------------------
  Return After Taxes and Distributions
    and Sale of Fund Shares                        4.32%           6.30%
--------------------------------------------------------------------------------
LEHMAN BROTHERS U.S. AGGREGATE INDEX(2)
  (does not reflect deduction for fees,
   expenses, or taxes)                             4.34%           4.80%
--------------------------------------------------------------------------------

(1)  Annualized.

(2) The Lehman Brothers U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, government agency and corporate securities.






--------------------------------------------------------------------------------
8       HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

--------------------------------------------------------------------------------

Fees and Expenses
--------------------------------------------------------------------------------

     This table describes the fees and expenses that you will pay if you buy and hold shares of the Fund.
================================================================================
SHAREHOLDER FEES (fees paid directly from your investment)
================================================================================
Sales Charge (Load) Imposed on Purchases                     None
--------------------------------------------------------------------------------
Contingent Deferred Sales Charge (Load)                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends          None
--------------------------------------------------------------------------------
Redemption Fee (as a  percentage of the amount redeemed)     1.5%(1)(2)
--------------------------------------------------------------------------------
Exchange Fee                                                 None
--------------------------------------------------------------------------------

================================================================================
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
================================================================================
Management Fees                                             0.55%(3)
--------------------------------------------------------------------------------
Distribution (12b-1) Fees                                    None
--------------------------------------------------------------------------------
Other Expenses                                              0.38%(4)
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                        0.93%
--------------------------------------------------------------------------------
Management Fee Waivers                                     (0.03%)(5)
--------------------------------------------------------------------------------
Net Annual Fund Operating Expenses                          0.90%
--------------------------------------------------------------------------------

(1) The redemption fee is imposed only on redemptions of shares WITHIN SIX MONTHS OF THE DATE OF PURCHASE and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions. The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70 1/2, and for any partial or complete redemption following death or disability of a shareholder named on the account.
(2) A wire transfer fee of $15 is charged by the Fund's custodian in the case of redemptions paid by wire transfer. This fee is subject to change.
(3) Management Fees have been restated to reflect a reduction in the rates at which such fees are computed, effective July 1, 2005.
(4) Other Expenses have been restated to reflect a reduction in the rates at which administration fees paid by the Fund are computed.
(5) The investment manager has contractually agreed to waive its management fees or reimburse a portion of the Fund's operating expenses until at least December 31, 2006 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 0.90% per annum of the Fund's average daily net assets. Management fee waivers and expense reimbursements by the investment manager are generally subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause the Fund's ordinary operating expenses to exceed 0.90% per annum.

EXAMPLE:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

================================================================================
                           1 Year     3 Years     5 Years     10 Years
================================================================================
                             $92       $293        $512        $1,140
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

     The Fund seeks to provide long-term total return through income and capital appreciation. Unlike many fixed-income funds, the Fund seeks to vary its emphasis strategically between capital appreciation and protection of capital depending on market conditions.

PORTFOLIO MANAGEMENT PROCESS

     The following discussion is intended to explain the general framework used by the investment manager to assess whether market conditions are favorable or unfavorable, and to choose the securities held by the Fund. It should not be interpreted as an exhaustive account of the market analysis techniques used by Hussman Econometrics Advisors, Inc., the Fund's investment manager. The descriptions of market performance during various investment climates are based on historical data. There is no assurance that these historical return/risk profiles will continue to apply in the future.

DURATION

     A central feature of any fixed-income investment is its duration. The price of a fixed-income security, such as a bond, reflects the present discounted value of future interest and principal payments. The duration of a fixed-income security is the average date at which these payments are made, weighted by their present value. For example, a 10-year bond having a zero coupon simply has a duration of 10 years. In contrast, a 10-year 6% coupon bond priced at par has a duration of only 7.8 years. The coupon bond has a lower duration - and lower sensitivity to interest rate changes - because part of its payment stream is received annually as coupon payments. Importantly, duration measures not only the effective maturity of a bond, but is also a measure of its price sensitivity to interest rate changes.

     When long-term interest rates are relatively high and falling, long duration securities typically exhibit strong capital gains and total returns. In contrast, when long-term interest rates are relatively low and rising, long duration securities typically exhibit significant capital losses and unfavorable total returns.

     The investment manager intends to adjust the duration of the Fund's portfolio in response to changes in market conditions. Rather than exposing the Fund to passive interest rate risk at all times, the investment manager attempts to limit the risk of major capital loss by shortening portfolio duration during historically unfavorable market conditions, and to increase the Fund's potential for capital gains by lengthening portfolio duration during historically favorable market conditions.


--------------------------------------------------------------------------------
10      HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks (continued)
--------------------------------------------------------------------------------

YIELD CURVE

     The yield curve depicts the profile of interest rates from short-term to long-term maturities. Shifts in the shape of the yield curve have important consequences on the total return of fixed-income securities of various maturities. For example, during the latter part of economic expansions, inflationary pressures often rise, causing an "inverted yield curve," where short-term interest rates rise above long-term rates. Depending on the strength of these shifts, short-term fixed-income securities may actually be subject to greater price fluctuation than long-term bonds. Conversely, when a portion of the yield curve slopes steeply upward, certain medium-term securities may actually deliver a greater total return than higher-yielding long-term securities, as time passes and the position of each bond "rides" along the yield curve. The investment manager intends to adjust the Fund's portfolio in response to perceived opportunities and risks presented by shifts in the yield curve.

SECTOR ALLOCATION

     Depending on market conditions, the Fund may invest up to 30% of its net assets in securities outside of the U.S. fixed-income market, including foreign securities. These securities may include utility stocks, precious metals stocks, shares of REITs, and foreign government debt. The investment manager intends to purchase these types of securities when market conditions are believed to favor such diversification.

     The investment manager believes that the long-term total return on utility stocks is driven by the sum of the dividend yield and the long-term growth rate of dividends. Short-term returns are also affected by the trend of yields in competing assets such as bonds.

     Foreign currencies are held by individuals both as a means of payment and as an investment vehicle. The investment manager employs proprietary methods of estimating the valuation of foreign currencies. Specifically, the investment manager believes that exchange rates are driven by international differences in the prices of goods and services, and by relative levels of real interest rates (nominal interest rates minus inflation) across countries. In general, countries with relatively high real interest rates typically have exchange rates that are higher than would be predicted by relative price levels. Moreover, changes in real interest rates have important effects on exchange rates. As the price of gold typically moves inversely to the value of the U.S. dollar, market conditions that are relevant to foreign currencies are typically relevant to gold as well.

--------------------------------------------------------------------------------

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks (continued)
--------------------------------------------------------------------------------

     The price of REIT shares are generally subject to the risks associated with investing in real estate. In particular, returns can be significantly affected by changes in interest rates.

     Depending on the profile of valuations and market action, the investment manager may purchase utility stocks, precious metals stocks, shares of REITs, and foreign government bonds both for the purpose of diversification and with the goal of enhancing the Fund's total return.

MARKET CLIMATE

     The investment manager's approach focuses on "valuation" and "market action" to define market conditions. In the fixed-income market, favorable valuation means that yields on long-term bonds appear reasonable in relation to inflation, short-term interest rates, economic growth, and yields available on competing assets, such as utility stocks and foreign bonds. Market action considers the behavior of a wide range of yields and prices, in an attempt to assess the economic outlook of investors and their willingness to accept market risk.

     Each unique combination of valuation and market action produces a specific "market climate," with its own average historical characteristics of expected return and risk. The investment manager does not try to predict the future direction of interest rates, but rather to identify the prevailing market climate. Based on its identification of the prevailing market climate and its average historical return/risk profile, the investment manager will position the Fund's portfolio so as to accept those investment risks which have historically been compensated in the identified climate, while attempting systematically to avoid those risks which have historically not been compensated. It should be recognized that all of the market climates identified by the investment manager may experience short-term returns which are both positive and negative.

     The investment manager believes that the strongest returns in the fixed-income market will emerge when both valuations and market action are favorable. On a historical basis, much of the lowest risk, highest return performance of the fixed-income market has been associated with these conditions. This is typically a climate in which the Fund will establish an aggressive investment position by maintaining a longer average portfolio maturity, possibly including substantial investments in long-term debt and Treasury strips, which have a high sensitivity to interest rate fluctuations. Although historical returns for long-term bonds in this climate have been, on average, above the norm, it is possible that returns may be negative during any particular period. The emphasis on long-term bonds in this climate could lead to a greater loss than if the Fund had not increased its average portfolio maturity.

--------------------------------------------------------------------------------
12      HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks (continued)
--------------------------------------------------------------------------------

     Because the level of yields is the primary source of returns in the fixed-income markets, the Fund will tend to emphasize medium- and long-term fixed-income investments when interest rates are relatively high, regardless of the status of market action. However, the exposure of the Fund to interest rate risk is generally expected to be less aggressive when market action is unfavorable than when it is favorable.

     When interest rates are unfavorably low and market action exhibits favorably declining yield trends, the Fund will tend to emphasize short- and medium-term securities, while using declines in yield as opportunities to reduce its holdings of long-term bonds or otherwise to hedge its interest rate risk.

     The investment manager believes that the most severe market losses generally occur when both valuations and market action are unfavorable. This is typically a climate in which the Fund will establish a defensive investment position by maintaining a shorter average portfolio maturity emphasizing short-term securities. In this climate, the Fund may also hedge its exposure to interest rate risk by using options on Treasury securities. Although historical returns in this climate have been, on average, below the norm, it is possible that returns may be significantly positive during any particular period. The emphasis on short-term securities in this climate could lead to a loss or a smaller gain than if the Fund had not shortened its average portfolio maturity.

INVESTMENT PRACTICES AND RISKS

     The Fund invests primarily in fixed-income securities issued by the U.S. Treasury, U.S. Government agency securities (primarily mortgage-backed securities), and investment grade corporate debt rated AA or higher. Fixed-income securities are subject to interest rate risk, which may be substantial for long-term debt and are also subject to varying degrees of credit risk and liquidity risk. Mortgage-backed securities are subject to special risks that may result in increased losses when interest rates rise, and limit appreciation when interest rates fall.

     The primary strategy of the Fund involves adjustment of the Fund's average portfolio maturity (duration) in response to changes in the market climate identified by the investment manager. Other strategies that the Fund may employ and their principal risks are described below.

ZERO-COUPON BONDS AND TREASURY STRIPS

     The Fund may invest in zero-coupon bonds and U.S. Treasury STRIPS. These include securities that have no coupons and pay interest only at maturi-

--------------------------------------------------------------------------------

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks (continued)
--------------------------------------------------------------------------------

ty, and securities that have been stripped of their interest coupons, as well as individual interest coupons from such securities that trade separately. These securities entitle the holder to a single payment at maturity, and are purchased at a discount from their maturity value. STRIPS and other zero-coupon securities typically have a significantly higher duration than coupon securities of the same maturity, and experience proportionately greater price fluctuations in response to changes in interest rates. The Fund intends to use STRIPS and similar instruments to increase portfolio duration during market climates in which long-term interest rates are high relative to inflation and short-term interest rates. These securities have significant interest rate risk, and generally experience larger price declines when interest rates rise, compared with coupon-bearing securities of the same maturity.

CONVERTIBLE BONDS

     Corporate bonds purchased by the Fund may include securities that are convertible at a stated price or rate within a specified period of time into a specified number of shares of common stock of the issuer. By investing in convertible bonds, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the bonds are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stock. The value of a convertible bond is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the bond's worth, at market value, if converted into the underlying common stock). A convertible bond may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible bond. If a convertible bond held by the Fund is called for redemption, the Fund must permit the issuer to redeem the bond, convert it into the underlying common stock or sell it to a third party.

TREASURY AND CURRENCY DERIVATIVES

     The Fund may purchase and sell futures contracts on U.S. Treasury securities, as well as put and call options on U.S. Treasury futures contracts, to manage its interest rate risk. These futures contracts enable an investor to buy or sell a U.S. Treasury security in the future at an agreed-upon price. A call option on a futures contract gives the purchaser of the option the right to purchase the underlying futures contract from the writer of the option at a specified exercise price. A put option on a futures contract gives the purchaser of the option the

--------------------------------------------------------------------------------
14      HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks (continued)
--------------------------------------------------------------------------------

right to sell the underlying futures contract to the writer of the option at a specified exercise price.

     The Fund may purchase and sell put and call options on foreign currencies and currency futures contracts to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies. The Fund may also use cash-settled currency options, which deliver cash upon exercise. A cash-settled call option gives the holder the right to receive the amount by which the actual price of the foreign currency exceeds the specified exercise price of the option (both generally expressed in U.S. dollars), if this value is positive at the time of exercise. A cash-settled put option gives the holder the right to receive the amount by which the specified exercise price of the option exceeds the actual price of the foreign currency, if this value is positive at the time of exercise. The expected use of foreign currency options by the Fund will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. Alternatively, the Fund may purchase currency futures contracts to gain exposure to currencies which the Fund seeks to own. These strategies are intended to simulate the purchase of a short-term money market instrument denominated in the foreign currency.

     The Fund may seek to enhance returns by writing call options to hedge debt securities which are owned by the Fund but which are not expected to advance significantly in price over the short term. Call options may also be written to hedge debt securities held by the Fund for the purpose of hedging interest rate risk. The Fund may purchase put options for the purpose of hedging the interest rate risk of debt securities held by the Fund. The Fund may also simultaneously write call options and purchase put options in order to restrict price fluctuations within a desired range.

     The techniques used by the Fund to hedge its portfolio are considered by the investment manager to be conservative strategies, but involve certain risks. Derivatives such as futures contracts and options can be volatile and the potential loss to the Fund may exceed the Fund's initial investment. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the investment manager uses a derivative at the wrong time or judges market conditions incorrectly, the use of derivatives may significantly reduce the Fund's return. The Fund could also experience losses if the securities underlying a derivative are not closely correlated with the securities held by the Fund, or if the Fund is unable to close out a position because the market for derivatives becomes illiq-

--------------------------------------------------------------------------------

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks (continued)
--------------------------------------------------------------------------------

uid. Options purchased by the Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

UTILITY STOCKS, PRECIOUS METALS STOCKS, SHARES OF REITS AND FOREIGN GOVERNMENT BONDS

     The Fund may invest in securities outside of the U.S. fixed income market. These investments will generally include utility stocks, precious metals stocks, shares of REITs, and foreign government debt securities. Investments in utility stocks are subject to special risks due to government regulation, which may reduce a utility's return on invested capital, and limit its ability to finance capital spending or to pass cost increases through to consumers. Investments in REITs are generally subject to the risks associated with investing in real estate, which include, without limitation, possible declines in the value of real estate; adverse conditions in the real estate rental market; adverse general and local economic conditions; possible lack of availability of mortgage funds; overbuilding in a particular market; changes in interest rates; and environmental problems (as described in section entitled "Risk/Return Summary"). Stocks of utilities and REITs may also be more sensitive to changes in interest rates than other types of equity investments. Prices of gold mining stocks and other precious metals stocks can be influenced by a variety of global economic, financial and political factors and may experience unusual price volatility over short periods of time. Foreign government bonds are subject to foreign investment risk, including substantial currency risk, as described in the section entitled "Risk/Return Summary."

EXCHANGE TRADED FUNDS

     The Fund may invest in shares of exchange traded funds ("ETFs") and other similar instruments if the investment manager chooses to adjust the Fund's exposure to the general market or industry sectors and to manage the Fund's risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940 and hold a portfolio of securities designed to track the performance of a particular index. Some ETFs are subject to percentage investment limitations while other ETFs may be exempt from such percentage limitations. Instruments that are similar to ETFs represent beneficial ownership interests in specific "baskets" of securities of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs are not registered as investment companies and therefore, are not subject to percentage investment limitations.

--------------------------------------------------------------------------------
16      HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

Investment Objective, Strategies and
--------------------------------------------------------------------------------

Related Risks (continued)
--------------------------------------------------------------------------------

     ETFs and other similar instruments involve risks generally associated with investments in a broadly based portfolio of securities that do not apply to conventional funds, including: (1) the risk that the general level of bond prices, or that the prices of bonds within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETF or other instrument; (2) an active trading market for an ETF's shares may not develop or be maintained; (3) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may halt trading temporarily.

     The investment manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts--to obtain exposure to the bond market index options or bond index or a particular segment of the bond market, or to hedge the Fund's portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in amounts that are smaller than available from futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

PORTFOLIO TURNOVER

     The Fund does not necessarily hold the fixed-income securities in which it invests to maturity. Its holding period for some securities may be relatively short. Because the Fund places added emphasis on capital appreciation during certain market climates, the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the investment manager believes that the sale is in the best interest of the Fund (for example, if the investment manager believes an alternative investment has greater growth potential). This activity will increase the portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses, which would reduce the Fund's investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders, which would reduce the after-tax return of the Fund, and in particular may generate short-term capital gains, which when distributed are taxable to shareholders at ordinary income rates.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Fund Management
--------------------------------------------------------------------------------

THE INVESTMENT ADVISER

     Hussman Econometrics Advisors, Inc. ("Hussman"), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as the investment adviser to the Fund. Hussman is a registered investment adviser that manages more than $2 billion in assets as of June 30, 2005. John P. Hussman, Ph.D. (Economics, Stanford University, 1992) has been the Chairman, President and controlling shareholder of Hussman since March 1989. Dr. Hussman also serves as the President of Hussman Investment Trust and has served as the Fund's portfolio manager since the Fund's inception in September 2002. From 1992 until 1999, he was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School. His academic research has focused on financial market efficiency and information economics. Subject to the Fund's investment objective and strategies, Dr. Hussman makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program. The Fund's Statement of Additional Information contains further details about Dr. Hussman's compensation, other accounts managed by Dr. Hussman, and Dr. Hussman's ownership of Fund shares. The Fund's investment activities are highly dependent upon the services personally provided by Dr. Hussman. In the event that Dr. Hussman was unable to manage the Fund's investment portfolio, the Trustees would take such action as they deem to be in the best interest of the Fund's shareholders, which could include an orderly liquidation and return of capital to shareholders.


     For its services, the Fund pays Hussman an investment advisory fee computed at the annual rate of 0.55% of the first $500 million of average daily net assets of the Fund and 0.50% of such assets over $500 million, less any fee waivers.

     Hussman has agreed, until at least December 31, 2006, to waive its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's aggregate annual ordinary operating expenses to 0.90% of its average daily net assets. Any such fee waivers by Hussman through December 31, 2006 or thereafter, or payments by Hussman of expenses which are the Fund's obligation, are subject to repayment by the Fund, provided that the repayment does not cause the Fund's ordinary operating expenses to exceed the 0.90% limit, and provided further that the fees and expenses which are the subject of the repayment were incurred within three years of the repayment.

     Prior to July 1, 2005, the Fund paid Hussman an investment advisory fee computed at the annual rate of 0.60% of the Fund's average daily net assets, less any fee waivers. The aggregate fee (net of fee waivers) paid to Hussman

--------------------------------------------------------------------------------
18      HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

during the fiscal year ended June 30, 2005 was equal to 0.49% of the Fund's average daily net assets.

     A discussion regarding the basis for the Board of Trustees approving the Fund's investment advisory contract with Hussman is available in the Fund's annual report for the fiscal year ended June 30, 2005.

THE ADMINISTRATOR

     Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include
(i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv)
regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

     The Statement of Additional Information has more detailed information about Hussman and other service providers to the Fund.


--------------------------------------------------------------------------------

How the Fund Values its Shares
--------------------------------------------------------------------------------

     The net asset value ("NAV") of the Fund's shares is calculated at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on each day that the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The Fund values its portfolio securities at their current market values determined on the basis of market quotations, or, if market quotations are not readily available or are considered to be unreliable due to significant market or other events, at their fair values as determined under procedures adopted by the Fund's Board of Trustees.

     Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Redemptions of Fund shares may be subject to a redemption fee (see "How to Redeem Shares" for details).


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How to Buy Shares
--------------------------------------------------------------------------------

     The Fund is a no-load fund. This means that shares may be purchased without imposition of a sales charge. Shares of the Fund are available for purchase from the Fund every day the New York Stock Exchange is open for business, at the NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request. Investors who purchase and redeem shares through a broker or other financial intermediary may be charged a fee by such broker or intermediary.

     The Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

MINIMUM INITIAL INVESTMENT

     The minimum initial investment in the Fund is $1,000, except an IRA or a gift to minors, for which the minimum initial investment is $500. These minimum investment requirements may be waived or reduced for certain other types of retirement accounts and direct deposit accounts.

OPENING AN ACCOUNT

     An account may be opened by mail or bank wire, as follows:

     BY MAIL. To open a new account by mail:

o    Complete and sign the account application.

o    Enclose a check payable to the Hussman Strategic Total Return Fund.

o Mail the application and the check to the Fund's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") at the following address:

        Hussman Strategic Total Return Fund
        c/o Ultimus Fund Solutions, LLC
        P.O. Box 46707
        Cincinnati, Ohio 45246-0707

     All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions. No cash, credit cards, cashiers checks or third party checks will be accepted. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days. If an order to purchase shares is canceled because your check does not clear,

--------------------------------------------------------------------------------
20      HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction.

     BY WIRE. To open a new account by wire, call the Transfer Agent at 1-800-HUSSMAN. A representative will assist you in obtaining an account application by telecopy (or mail), which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made. Then, request your financial institution to wire immediately available funds to:

        US Bank, N.A.
        ABA # 042000013
        Attention: Hussman Strategic Total Return Fund
        Credit Account # 821663168
        Account Name _________________
        For Account # _________________

     An order is considered received when US Bank, N.A., the Fund's custodian, receives payment by wire. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Fund may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Fund or the Transfer Agent. These organizations may be the shareholders of record of your shares. The Fund is not responsible for ensuring that the organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

SUBSEQUENT INVESTMENTS

     Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $100, except for an IRA or gift to minors account, which must be in amounts of at least $50. Additional purchases may be made:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

o By sending a check, made payable to the Hussman Strategic Total Return Fund, to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any check returned for insufficient funds.


o By wire to the Fund account as described under "Opening an Account - By Wire." Shareholders should call the Transfer Agent at 1-800-HUSSMAN before wiring funds.

o    Through your brokerage firm or other financial institution.

o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.


     BY AUTOMATED CLEARING HOUSE (ACH). Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $100. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the Fund. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN. Allow at least two weeks for preparation before using ACH. To place a purchase or redemption order by ACH, call the Transfer Agent at 1-800-HUSSMAN. There are no charges for ACH transactions imposed by the Fund or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Fund in advance of an ACH transfer could result in a delay in completing your transaction.


     ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration.


--------------------------------------------------------------------------------
22      HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN

     You may make automatic periodic investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 under the plan. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

PURCHASES IN KIND

     The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of Hussman based upon the suitability of the securities as an investment for the Fund, the marketability of such securities, and other factors which Hussman may deem appropriate. If accepted, the securities will be valued using the same criteria and methods utilized for valuing securities to compute the Fund's NAV.

CUSTOMER IDENTIFICATION AND VERIFICATION

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

o    Name;

o    Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o    Social  security  number,   taxpayer   identification   number,   or  other
     identifying number.

     You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     The Fund is designed to serve as a long-term investment vehicle and not as a frequent or short-term trading ("market timing") vehicle. Frequent short-term trading is not in the best interest of shareholders of the Fund. Such trading could result in higher expenses that result from increased portfolio trading and transaction costs; unplanned portfolio turnover; and asset swings that could decrease the Fund's ability to maximize investment return. These risks can have an adverse affect on the Fund's performance. It is believed that the frequently hedged investment stance of the Fund and the infrequency of "stale" prices reduces the likelihood of market timing in shares of the Fund, and also reduces the potential impact of such trading on shareholders. The Trust believes that the existing redemption fee generally offsets the expense of short-term trading to the Fund.

     The Trust discourages frequent purchases and redemptions of shares of the Fund. With this goal in mind, the Board of Trustees has adopted policies and procedures that are intended to detect and prevent market timing in shares of the Fund. The Trust, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund's policies. The Trust prepares reports illustrating purchase and redemption activity to detect market timing activity. In addition, the Board of Trustees has adopted a 11/2% redemption fee that applies to redemptions or exchanges of shares of the Fund within six months of purchase. The Trust also reserves the right to reject any purchase order or exchange request that it believes to involve excessive trading of Fund shares or to be potentially disruptive in nature. The Trust may modify any terms or conditions applicable to the purchase of Fund shares or modify its policies as it deems necessary to deter market timing.

     The Trust relies on intermediaries to help enforce its market timing policies. For example, intermediaries must determine when a redemption or exchange of shares occurs within six months of their purchase. The Trust reserves the right to reject any order placed from an omnibus account. Although the Trust has taken these steps to discourage frequent purchases and redemptions of shares, the Trust cannot guarantee that such trading will not occur.

--------------------------------------------------------------------------------
24      HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

--------------------------------------------------------------------------------

How to Exchange Shares
--------------------------------------------------------------------------------

     Shares of the Fund and shares of the Hussman Strategic Growth Fund may be exchanged for each other. Before making an exchange into the Hussman Strategic
Growth Fund, you should obtain and read the prospectus for that fund. No transaction fees are charged for exchanges; however, your exchange may be subject to a redemption fee if the shares being exchanged have been purchased within the past six months (see "How to Redeem Shares"). You must meet the minimum investment requirements for the fund into which you are exchanging. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.


     Shares of the Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Transfer Agent. Exchanges that establish a new account may be made by sending a written request to the Transfer Agent. Exchanges into an existing account may be made by sending a written request to the Transfer Agent, or by calling 1-800-HUSSMAN. Please provide the following information:


o    Your name and telephone number

o    The exact name of your account and account number

o    Taxpayer  identification  number  (usually your Social Security number)

o    Dollar value or number of shares to be exchanged

o    The name of the fund from  which the  exchange  is to be made

o    The name of the fund into which the exchange is being made

     The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

     The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

How to Redeem Shares
--------------------------------------------------------------------------------

     Shares of the Fund may be redeemed on any day on which the Fund computes its net asset value. Shares are redeemed at their NAV next determined after the Transfer Agent receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

     BY MAIL. You may redeem shares by mailing a written request to Hussman Investment Trust, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

     SIGNATURES. If the shares to be redeemed over any 30-day period have a value of more than $25,000, or the payment of the proceeds of a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Fund, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a financial institution whose deposits are insured by the FDIC; a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Transfer Agent will not accept signature guarantees by a notary public. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.

     Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.



--------------------------------------------------------------------------------
26      HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     BY TELEPHONE. You may also redeem shares having a value of $25,000 or less by telephone by calling the Transfer Agent at 1-800-HUSSMAN. In order to make redemption requests by telephone, the Telephone Privileges section of the account application must be completed. For existing accounts, a Telephone Privileges form may be obtained by calling the Transfer Agent at 1-800-HUSSMAN.

     Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders will be charged a fee of $15 by the Fund's custodian for outgoing wires.

     Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above.

     The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

     THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

RECEIVING  PAYMENT

     The Trust normally makes payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares may not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

REDEMPTION FEE

     A redemption fee of 1.5% of the dollar value of the shares redeemed, payable to the Fund, is imposed on any redemption or exchange of shares within six months of the date of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

     The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 701/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. The Fund may require documentation in connection with these waivers.

MINIMUM ACCOUNT BALANCE

     Due to the cost of maintaining shareholder accounts, the Fund may involuntarily redeem shares in an account, and pay the proceeds to the shareholder, if the shareholder's account balance falls below $1,000 ($500 for IRA accounts or gifts to minors accounts) due to shareholder redemptions. This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV per share. Before shares are redeemed to close an account, the shareholder is noti-

--------------------------------------------------------------------------------
28      HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

fied in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement. Shares that are involuntarily redeemed pursuant to this provision will not be charged the redemption fee described above.

AUTOMATIC WITHDRAWAL PLAN

     If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-800-HUSSMAN for additional information.

REDEMPTIONS IN KIND

     The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a "redemption in kind." This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). A redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

     Income dividends are normally declared and paid on a quarterly basis. Net capital gain distributions, if any, are normally declared and paid annually in December. Your distributions of dividends and capital gains will be automatically reinvested in additional shares of the Fund unless you elect to receive them in cash. The Fund's distributions of income and capital gains, whether received in cash or reinvested in additional shares, will be subject to federal income tax.

     The Fund intends to qualify as a regulated investment company for federal income tax purposes, and as such, it will not be subject to federal income tax on its taxable income and gains that it distributes to shareholders. The Fund intends to distribute its income and gains in such a way that it will not be subject to a federal excise tax on certain undistributed amounts.

     Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. In the case of corporations which hold shares of the Fund, certain income from the Fund may qualify for a 70% dividends-received deduction. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long you have held your Fund shares.

     The Fund's transactions in options and futures contracts, REITs and ETFs are subject to special tax rules. These rules and rules applicable to wash sales, straddle transactions and certain other types of transactions can affect the amount, timing and characteristics of distributions to shareholders.

     When you redeem or exchange Fund shares, you generally realize a capital gain or loss as long as you hold the shares as capital assets. Except for tax-deferred accounts and tax-exempt investors that do not borrow to purchase Fund shares, any gain realized on a redemption or exchange of Fund shares will be subject to federal income tax.

     You will be notified in January each year about the federal tax status of distributions made by the Fund during the prior year. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes.

     Federal law requires the Fund to withhold taxes on distributions paid to shareholders who fail to provide a social security number or taxpayer identification number or fail to certify that such number is correct. Foreign shareholders may be subject to special withholding requirements.

     Because everyone's tax situation is not the same, you should consult your tax professional about federal, state and local tax consequences of an investment in the Fund.


--------------------------------------------------------------------------------
30      HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain financial information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available on request.

=======================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=======================================================================================================
                                                           YEAR            YEAR           PERIOD
                                                           ENDED           ENDED          ENDED
                                                          JUNE 30,        JUNE 30,       JUNE 30,
                                                            2005            2004         2003(a)
                                                       -----------     -----------     -----------
Net asset value at beginning of period .............   $     10.53     $     10.54     $     10.00
                                                       -----------     -----------     -----------
Income from investment operations:
  Net investment income ............................          0.24            0.21            0.14
  Net realized and unrealized gains on investments
    and foreign currencies .........................          0.42            0.35            0.52
                                                       -----------     -----------     -----------
Total from investment operations ...................          0.66            0.56            0.66
                                                       -----------     -----------     -----------
Less distributions:
  Dividends from net investment income .............         (0.24)          (0.21)          (0.14)
  Distributions from net realized gains ............         (0.02)          (0.37)           --
                                                       -----------     -----------     -----------
Total distributions ................................         (0.26)          (0.58)          (0.14)
                                                       -----------     -----------     -----------
Proceeds from redemption fees collected ............          0.01            0.01            0.02
                                                       -----------     -----------     -----------
Net asset value at end of period ...................   $     10.94     $     10.53     $     10.54
                                                       ===========     ===========     ===========

Total return (b) ...................................          6.40%           5.49%           6.81%(c)
                                                       ===========     ===========     ===========

Net assets at end of period (000's) ................   $   128,156     $   105,308     $    18,983
                                                       ===========     ===========     ===========

Ratio of net expenses to average net assets (d) ....          0.90%           0.90%           0.90%(e)

Ratio of net investment income to average net assets          2.25%           2.34%           1.99%(e)

Portfolio turnover rate ............................            64%            174%            151%(e)

(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.
(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)  Not annualized.
(d) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 1.01%, 1.17% and 2.32%(e) for the periods ended June 30, 2005, 2004 and
     2003, respectively.
(e)  Annualized.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Customer Privacy Policy
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER YOUR ACCOUNT.

     In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

     We limit the collection and use of nonpublic personal information to that which is necessary to serve you and administer your account.

     WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

     To protect your privacy, we carefully control the way in which any information about you is shared. It is our policy not to disclose any nonpublic personal information about you or former customers to anyone, except as permitted to serve your account or required by law.

     We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agent needs information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not authorized to release, use or transfer your information to any other party for their own purpose.

     WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

     We are committed to the security of your nonpublic personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices. We maintain safeguards that we believe are reasonably designed to comply with federal standards to guard your nonpublic personal information.

     This privacy policy explains how we handle nonpublic personal information; however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

     This privacy policy notice is for Hussman Investment Trust (the "Trust"), Hussman Econometrics Advisors, Inc., the Trust's investment adviser, and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

     IF YOU HAVE ANY QUESTIONS ABOUT THE CONFIDENTIALITY OF YOUR CUSTOMER INFORMATION, PLEASE CALL 1-800-HUSSMAN (1-800-487-7626) TO TALK TO A SHAREHOLDER SERVICES REPRESENTATIVE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
32      HUSSMAN STRATEGIC TOTAL RETURN FUND          (800)HUSSMAN

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                               INVESTMENT ADVISER
                      Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                         Ellicott City, Maryland 21042


                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)


                          ADMINISTRATOR/TRANSFER AGENT
                          Ultimus Fund Solutions, LLC
                         225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246


                                   CUSTODIAN
                                 US Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202


                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                               Ernst & Young LLP
                         312 Walnut Street, 19th Floor
                             Cincinnati, Ohio 45202


                                 LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

                               [GRAPHIC OMITTED]
                                    HUSSMAN
                                        FUNDS


                              FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

          o    Annual and Semiannual Reports The

     Fund publishes annual and semiannual reports to shareholders that contain detailed information on the Fund's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

          o    Statement of Additional Information (SAI)

     The SAI provides more detailed information about the Fund. It is incorporated by reference and is legally considered a part of this Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.

The Fund makes available the SAI and annual and semiannual reports, free of charge, on the Fund's website (WWW.HUSSMANFUNDS.COM). You may also request copies of these materials and other information, without charge, or make inquiries to the Fund by writing to Ultimus Fund Solutions at the address on the previous page. You may also call toll-free:

                         1-800-HUSSMAN (1-800-487-7626)

Only one copy of a Prospectus or an annual or semi-annual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semi-annual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102, or by sending your request electronically to the following e-mail address:
PUBLICINFO@SEC.GOV.

                              www.hussmanfunds.com

                               [GRAPHIC OMITTED]

                   Investment Company Act File No. 811-09911

                         HUSSMAN STRATEGIC GROWTH FUND

                           An Investment Portfolio of

                            HUSSMAN INVESTMENT TRUST

                       Statement of Additional Information

                                November 1, 2005


     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Growth Fund dated November 1, 2005, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).


                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS .........................  2

CALCULATION OF NET ASSET VALUE ............................................ 13

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................ 14

SPECIAL SHAREHOLDER SERVICES .............................................. 15

MANAGEMENT OF THE TRUST ................................................... 17

INVESTMENT ADVISER ........................................................ 20

PORTFOLIO TRANSACTIONS .................................................... 22

OTHER SERVICE PROVIDERS ................................................... 23

GENERAL INFORMATION ....................................................... 26

ADDITIONAL TAX INFORMATION ................................................ 31

PERFORMANCE INFORMATION ................................................... 34

FINANCIAL STATEMENTS ...................................................... 37

APPENDIX A (PROXY VOTING POLICIES AND PROCEDURES) ......................... 38

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

     Hussman Investment Trust (the "Trust") is an open-end management investment company which currently offers two diversified investment portfolios, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund. This Statement of Additional Information applies only to the Hussman Strategic Growth Fund (the "Fund"). For information on the Hussman Strategic Total Return Fund, please call 1-800-487-7626. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVE

     The Fund's objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS,
                              STRATEGIES AND RISKS

     Information contained in this Statement of Additional Information expands upon information contained in the Fund's Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

OPTIONS AND FUTURES

     As discussed in the Prospectus, the Fund may engage in certain transactions in options and futures contracts and options on futures contracts. The specific transactions in which the Fund may engage are noted and described in the Prospectus. The discussion below provides additional information regarding the use of futures and options transactions.

     REGULATORY MATTERS. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to the issuance of senior securities. Additionally, the Fund has claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

     FUTURES AND OPTIONS TRANSACTIONS. The Fund may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests. For example, the Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund's portfolio securities. To the extent that there is a correlation between the Fund's portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

     The Fund may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities. Alternatively, the Fund may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline. The Fund may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

     By purchasing a put option on an individual stock, the Fund could hedge the risk of a devaluation of that individual stock. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

     By purchasing a call option on a stock index, the Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell. At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

     The Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund's portfolio to supplement the Fund's income and enhance total returns. The Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund's portfolio as a whole. The Fund will write only covered call options, that is, the Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option. A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option. Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date. An index call option written by the Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option. The Fund may terminate its obligations under a call option by purchasing an option identical to the one written. Writing covered call options provides the Fund with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options. Writing covered call options may reduce the Fund's returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

     The total notional value of positions in options and futures is not expected to exceed the value of stocks owned by the Fund, so the most defensive position expected by the fund will be a "fully hedged" position in which long and short positions are of equal size. In computing the "notional value" of option hedges, the combination of a long put position and a short call option is counted as a single option position. The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is "in the money" at the time the position is initiated. Similarly, option spread and other "covered" combinations (for example, a short put option combined with a long put option) are also netted as single positions for the purposes of calculating notional value.

     RISKS OF FUTURES AND OPTIONS. The purchase and sale of options and futures contracts and related options involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing the Fund's portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Fund, if the investment manager is not successful in employing such instruments in managing the Fund's investments or in predicting market changes, the Fund's performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options or futures used. It is also possible that the Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options or futures markets. In addition, the Fund will pay commissions and other costs in connection with such investments, which may increase the Fund's expenses and reduce its yield. The Fund's current policy is to limit options and futures transactions to those described above. The Fund may purchase and write both over-the-counter and exchange traded options.

     RISKS OF OPTIONS ON STOCK INDICES. As discussed above, the purchase and sale of options on stock indices will be subject to risks applicable to options transactions generally. In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted. If this occurs, the Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes. However, it is a policy of the Fund to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

     The purchaser of an index option may also be subject to a timing risk. If an option is exercised by the Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change. If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced. Alternatively, when the index level is close to the exercise price, the Fund may sell rather than exercise the option. Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the opinion of the investment manager, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

     STOCK INDEX FUTURES CHARACTERISTICS. Currently, stock index futures contracts can be purchased or sold with respect to several different stock
indices,   each  based  on  a  different  measure  of  market   performance.   A
determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

     Unlike when the Fund purchases or sells a security, no price is paid to or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills) currently ranging from approximately 10% to 15% of the contract amount. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract. Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which the Fund may be required to make during the term of the contracts to its broker. Such payments would be required where, during the term of a stock index futures contract purchased by the Fund, the price of the underlying stock index declined, thereby making the Fund's position less valuable. In all instances involving the purchase of stock index futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.

     Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline. If the Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced. In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

BORROWING MONEY

     The Fund does not intend to borrow money for the purpose of purchasing securities ("leverage"), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

     The risks of borrowing include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

EXCHANGE TRADED FUNDS AND OTHER SIMILAR INSTRUMENTS

     Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased by the Fund. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of common stocks designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

     Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case, they will not be subject to any such investment limitation. Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific "baskets" of stocks of companies within a particular industry sector or group. These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs, are not registered as investment companies under the 1940 Act. Such securities may also be exchange traded, but because they are not registered as investment companies, they are not subject to the percentage investment limitations imposed by the 1940 Act.

     Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value. The Fund may purchase both and short positions in ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

     Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund's investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Investment Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities in various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the American Stock Exchange ("AMEX"). The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF's shares on the AMEX. ETFs may trade at relatively modest discounts and premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund's shares could also be adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

     The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments). The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a stock index option if, as a result of such purchase or transaction, the aggregate "long" exposure relating to these investment positions would exceed 25% of the Fund's net assets. If, as a result of market movements, these investment positions represent more than 30% of value of the Fund's net assets, the Investment Adviser will reduce the Fund's positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund's net assets.

MONEY MARKET MUTUAL FUNDS

     For liquidity purposes, the Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that the Fund may not acquire more than 3% of the total outstanding shares of any money market fund, and provided further that no more than 10% of the Fund's total assets may be invested in the securities of money market mutual funds and all other investment companies including ETFs in the aggregate. (To the extent that investments represent beneficial ownership interests in "baskets" of securities of companies which are not registered investment companies under the 1940 Act, or are ETFs that are exempt from percentage limitations pursuant to SEC Order, the percentage investment limitations set forth in the 1940 Act will not apply.) Notwithstanding the forgoing percentage limitations, the Fund may invest any percentage of its assets in a money market fund if immediately after such purchase not more than 3% of the total outstanding shares of such money market fund is owned by the Fund and all affiliated persons of the Fund. The Fund will incur additional expenses due to the duplication of expenses to the extent it invests in securities of money market mutual funds.

COMMERCIAL PAPER

     Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in any rating category or not rated by a Nationally Recognized Statistical Rating Organization ("NRSRO"). In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories.

ILLIQUID SECURITIES

     The Fund typically will not purchase illiquid securities, but in the rare case that the Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, the Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The investment manager will monitor the liquidity of the Fund's investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Trust's Board of Trustees.

     The Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the investment manager's most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded. During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities.

REPURCHASE AGREEMENTS

     The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund's Custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities is less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

     At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

INVESTMENT RESTRICTIONS

     The Fund's investment objective may not be changed without a vote of the holders of a majority of the Fund's outstanding shares.

In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. When used in this Statement of Additional Information and the Prospectus, a "majority" of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     The Fund may not:

     1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

     3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

     5. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

     6. Purchase securities of companies for the purpose of exercising control.

     7. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

     8. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

     Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund's investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The investment manager does not anticipate that the Fund's annual portfolio turnover rate will exceed 200%. For the fiscal years ended June 30, 2005, 2004 and 2003, the Fund's portfolio turnover rate was 81%, 66% and 123%, respectively. The higher portfolio turnover rate during the fiscal year ended June 30, 2003 was due primarily to unusual market volatility, coupled with changes in the relative attractiveness of many industry groups, including technology and consumer stocks. This created opportunities to purchase numerous securities when prices were depressed, and to liquidate numerous holdings at elevated prices. Also, the Fund sold a number of securities in order to realize losses to offset capital gains that would otherwise be required to be distributed to shareholders.

                         CALCULATION OF NET ASSET VALUE

     The net asset value of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise at the mean of the closing bid and ask prices. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service. Options traded on national securities exchanges are valued at a price between the closing bid and ask prices determined to most closely reflect market value as of the time of computation of net asset value. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of options occur subsequent to the NYSE close but prior to the close of options trading. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

     The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

     The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Fund offers the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified

($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly or annually as specified). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon thirty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

                          Hussman Strategic Growth Fund
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any
additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST

     Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Trust's shareholders. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons," as defined by the 1940 Act, of the Trust (the "Independent Trustees"). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                                    NUMBER OF
                                                                                                                    PORTFOLIOS
                                                                                                                     IN FUND
                                                                           PRINCIPAL OCCUPATION(S) DURING            COMPLEX
                                   LENGTH OF         POSITION(S) HELD      PAST 5 YEARS AND DIRECTORSHIPS            OVERSEEN
NAME, ADDRESS AND AGE              TIME SERVED       WITH TRUST                OF PUBLIC COMPANIES**                BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:

*John P. Hussman, Ph.D. (age 43)   Since July 2000     President           Chairman, President and                      2
5136 Dorsey Hall Drive                                 and Trustee         Treasurer of Hussman
Ellicott City, Maryland 21042                                              Econometrics Advisors, Inc.


INDEPENDENT TRUSTEES:

David C. Anderson (age 54)         Since July 2000     Trustee             Network Administrator for                    2
916 North Oak Park Avenue                                                  Hephzibah Childrens Association
Oak Park, Illinois 60302                                                   (child welfare organization)

Nelson F. Freeburg, Jr. (age 53)   Since July 2000     Trustee             President and Owner of Formula               2
9320 Grove Park Cove                                                       Research, Inc. (financial
Germantown, Tennessee 38139                                                newsletter publisher); owner of
                                                                           Chicksaw Land & Investment
                                                                           Company

William H. Vanover (age 58)        Since July 2000     Trustee             Investment Officer for Planning              2
838 Long Lake Road, Suite 100                                              Alternatives, Ltd. (registered
Bloomfield Hills, Michigan 48302                                           investment adviser)

EXECUTIVE OFFICERS:

Robert G. Dorsey (age 48)          Since July 2000     Vice President      Managing Director of Ultimus
225 Pictoria Drive, Suite 450                                              Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                                                     Fund Distributors, LLC

Mark J. Seger (age 43)             Since July 2000     Treasurer           Managing Director of Ultimus
225 Pictoria Drive, Suite 450                                              Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                                                     Fund Distributors, LLC

John F. Splain (age 49)            Since July 2000     Secretary           Managing Director of Ultimus
225 Pictoria Drive, Suite 450                                              Fund Solutions, LLC and Ultimus
Cincinnati, Ohio 45246                                                     Fund Distributors, LLC

     * John P. Hussman, Ph.D., as an affiliated person of Hussman Econometrics Advisors, Inc. (the "Adviser"), is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

     **   None of the Trustees are directors of public companies.

     BOARD COMMITTEES. The Trustees have established a Nominating Committee, which is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve as Independent Trustees. The Trustees have also established an Audit Committee, the principal functions of which are: the appointment, retention and oversight of the Trust's independent auditors; (ii) to meet separately with the independent auditors and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they deem appropriate. Messrs. Anderson, Freeburg and Vanover are the members of the Nominating Committee and the Audit Committee. The Audit Committee held two meetings during the fiscal year ended June 30, 2005. The Nominating Committee did not meet during such fiscal year. The Nominating Committee does not currently consider nominees recommended by shareholders of the Fund.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2004.


                                                          Aggregate Dollar
                                 Dollar Range of       Range of Shares of All
  Name of Trustee               Fund Shares Owned      Funds in Fund Complex
                                  by Trustee            Overseen by Trustee
--------------------------------------------------------------------------------
  John P. Hussman, Ph.D.         Over $100,000             Over $100,000
  INDEPENDENT TRUSTEES:
  David C. Anderson              Over $100,000             Over $100,000
  Nelson F. Freeburg, Jr.      $50,001--$100,000           Over $100,000
  William H. Vanover           $50,001--$100,000         $10,001--$50,000

     As of August 15, 2005, the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor receives any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is not an affiliated person of the Trust receives from the Trust an annual retainer of $10,000, payable quarterly, plus a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $4,000 with respect to the annual meeting of the Board), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts paid during the fiscal year ended June 30, 2005 to each of the Trustees:

                                                                                               Total
                             Aggregate                                                     Compensation
                           Compensation          Pension or         Estimated Annual     Paid for Service
                         Paid for Service   Retirement Benefits      Benefits Upon       to the Fund and
Trustee                    to the Fund           Accrued             Retirement           Fund Complex**
----------------------------------------------------------------------------------------------------------
John P. Hussman, Ph.D.*        None                None                 None                   None

David C. Anderson            $ 11,000              None                 None                $ 22,000

Nelson F. Freeburg, Jr       $ 11,000              None                 None                $ 22,000

William H. Vanover           $ 11,000              None                 None                $ 22,000


     *    Interested person of the Trust as defined in the 1940 Act.

     ** There are two Funds within the "Fund Complex." Total compensation for service to the Fund and Fund Complex represents the aggregate compensation paid by the Fund and Hussman Strategic Total Return Fund, the other series of the Trust.

                               INVESTMENT ADVISER

     Hussman Econometrics Advisors, Inc. (the "Adviser"), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as investment adviser to the Fund under an investment advisory agreement dated as of July 20, 2000 (the "Advisory Agreement"). The Adviser, founded in March 1989, is a registered investment adviser that manages more than $2 billion in assets as of June 30, 2005. Subject to the Fund's investment objective and policies approved by the Trustees of the Trust, the Adviser manages the Fund's portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund's investment program.

     For these services, the Fund pays the Adviser a monthly fee computed at the annual rate of 1.10% of the first $500 million of average daily net assets of the Fund, 1.00% of the next $500 million of such assets, 0.95% of the next $2 billion of such assets, and 0.90% of such assets over $3 billion.

     Prior to January 1, 2003, the Adviser contractually agreed to waive a portion of its advisory fees or to absorb the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses did not exceed an amount equal to 2% annually of its average net assets. Any fee waivers or expense reimbursements by the Adviser, either before or after January 1, 2003, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

     During the fiscal years ended June 30, 2005, 2004 and 2003, the fees paid to the Adviser as calculated under the Advisory Agreement were $15,842,235, $9,414,841 and $4,936,844, respectively. Pursuant to the Expense Limitation Agreement, for the fiscal years ended June 30, 2003, the Adviser received
$19,954 in recouped fees and expense reimbursements. As of the date of this Statement of Additional Information, the Adviser has recouped from the Fund all previous fee waivers and expense reimbursements.

     Unless sooner terminated, the Advisory Agreement shall continue in effect until July 20, 2006, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

PORTFOLIO MANAGER

     The Fund's Portfolio Manager is John P. Hussman, Ph.D. Dr. Hussman is the President and sole shareholder of the Adviser.

Other Accounts Managed (as of June 30, 2005)
----------------------

     Dr. Hussman is also responsible for the day-to-day management of Hussman Strategic Total Return Fund (the "Total Return Fund"), a second series of the Trust. The Fund and the Total Return Fund are the Adviser's only investment advisory clients.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of     Total Assets of
                                                                  Total Number                         Accounts         Accounts
                                                                   of Other      Total Assets of     Managed with     Managed with
          Name of                                                  Accounts       Other Accounts     Advisory Fee     Advisory Fee
     Portfolio Manager                 Type of Accounts            Managed           Managed           Based on         Based on
                                                                                                     Performance      Performance
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
John P. Hussman, Ph.D.        Registered Investment Companies:        1           $128,155,524            0                $0
                              Other Pooled Investment Vehicles:       0                $0                 0                $0
                              Other Accounts:                         0                $0                 0                $0
------------------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

     The Adviser does not believe that any material conflicts of interest exist as a result of Dr. Hussman managing both the Fund and the Total Return Fund.

     The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Fund and the Total Return Fund. In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the Total Return Fund in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series. The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation
------------

     Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of the Fund's assets. However, compensation is not directly based upon the Fund's performance nor the value of the Fund's assets.

Ownership of Fund Shares
------------------------

     The following table indicates the dollar range of securities of the Fund beneficially owned by Dr. Hussman as of June 30, 2005.

         --------------------------------------------------------------
                                            Dollar Value of Fund
                    Name of                Shares  Beneficially
              Portfolio Manager                    Owned

         --------------------------------------------------------------
             John P. Hussman, Ph.D.           Over $1,000,000

         --------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund's portfolio transactions.

     Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.

The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

     While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

     Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

     During the fiscal years ended June 30, 2005, 2004 and 2003, the Fund paid brokerage commissions of $2,719,916, $2,190,566 and $2,147,166, respectively.

                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

     Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").

     As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

     -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

     -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

     -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies by the Transfer Agent;

     --   reviews the provision of dividend disbursing services to the Fund;

     -- determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund's Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;

     -- prepares and files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

     -- monitors compliance of the Fund's operation with the 1940 Act and with its investment policies and limitations; and

     -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

     As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

     As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

     Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Fund up to $250 million; 0.075% of such assets between $250 million and $500 million; 0.05% of such assets between $500 million and $2 billion; and 0.04% of such assets over $2 billion; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $17 per shareholder account, subject to a minimum fee of $1,500 per month. During the fiscal year ended June 30, 2005, Ultimus received fees of $968,358 from the Fund in its capacity as Administrator, $129,936 in its capacity as Fund Accountant, and $370,717 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2004, Ultimus received fees of $642,078 from the Fund in its capacity as Administrator, $97,993 in its capacity as Fund Accountant, and $182,319 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2003, Ultimus received fees of $405,738 from the Fund in its capacity as Administrator, $71,899 in its capacity as Fund Accountant, and $115,079 in its capacity as Transfer Agent.

     Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 20, 2006. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

     The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

PRINCIPAL UNDERWRITER

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

CUSTODIAN

     US Bank,  N.A.,  425  Walnut  Street,  Cincinnati,  Ohio  45202,  serves as
Custodian to the Trust pursuant to a Custody Agreement. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Trust has selected Ernst & Young LLP, 312 Walnut Street, 19th Floor, Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Trust for its fiscal year ending June 30, 2006.

TRUST COUNSEL

     The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Trustees who are not "interested persons" of the Trust.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

     Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

TRUSTEE LIABILITY

     The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

PROXY VOTING POLICIES AND PROCEDURES

     The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC's website at http://www.sec.govhttp://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

     The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Trust's Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees' misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

     o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted by the Trust's policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

     o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

     o Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust's website and the information does not identify specific Portfolio Securities.

     o Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

     o The Trust's Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

     o The Fund's policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

--------------------------------------------------------------------------------
 TYPE OF SERVICE              TYPICAL FREQUENCY OF        RESTRICTIONS ON USE
PROVIDER                      ACCESS TO PORTFOLIO
                                 INFORMATION
--------------------------------------------------------------------------------
Adviser                       Daily                      Contractual and Ethical
--------------------------------------------------------------------------------
Administrator and             Daily                      Contractual and Ethical
Distributor
--------------------------------------------------------------------------------
Custodian                     Daily                      Contractual and Ethical
--------------------------------------------------------------------------------
Auditor                       During annual audit        Ethical
--------------------------------------------------------------------------------
Legal counsel                 Regulatory filings,        Ethical
                              board meetings, and
                              if a legal issue regarding
                              the portfolio requires
                              counsel's review
--------------------------------------------------------------------------------
Printers                      Twice a year - printing    No formal restrictions
                              of semi- annual and        in place. Printer
                              annual reports             would not receive
                                                         portfolio information
                                                         until at  least 30 days
                                                         old.
--------------------------------------------------------------------------------
Broker/dealers through        Daily access to the        Contractual and Ethical
which Fund purchases and      relevant purchase
sells portfolio securities    and/or sale - no
                              broker/dealer has
                              access to the Fund's
                              entire portfolio
--------------------------------------------------------------------------------

          Such disclosures may be made without approval of the Trust's Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

     o The Trust's Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

PRINCIPAL SHAREHOLDERS

     The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of August 15, 2005.

                                                                       Type of
Name and Address                      Shares         % Ownership      Ownership
----------------                      ------         -----------      ---------

Charles Schwab & Co., Inc.          38,585,523          32.0%          Record
101 Montgomery Street
San Francisco, California 94104

National Investor Services Corp.     8,833,548           7.3%          Record
55 Water Street, 32nd Floor
New York, New York 10041

                           ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with the Code. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

     Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its "investment company taxable income" and 90% of its net tax-exempt income. In addition to this distribution requirement, the Fund must(1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. The Fund had net realized capital losses of $5,889,234 during the period November 1, 2004 through June 30, 2005, which are treated for federal income tax purposes as arising during the Fund's tax year ending June 30, 2006. These "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION

     From time to time performance information for the Fund showing its average annual total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

         Total return is a function of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The table below shows the Fund's average annual total returns for periods ended June 30, 2005:

                                                             Since Inception
                                              One Year       (July 24, 2000)
                                              --------       ---------------
Return Before Taxes                             4.95%            15.15%
Return After Taxes on Distributions             3.76%            13.45%
Return After Taxes on Distributions
  and Sale of Fund Shares                       3.67%            12.22%

OTHER QUOTATIONS OF TOTAL RETURN

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund as calculated in this manner for the period since inception (July 24, 2000) to June 30, 2005 is 100.60%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. For example, the Fund's average annual return for the three years ended June 30, 2005 is 10.39%. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.

PERFORMANCE COMPARISONS

     Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers, Inc., Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper, Inc. and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products
(including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

     Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

                              FINANCIAL STATEMENTS

     The financial statements of the Fund, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the annual report of the Fund dated June 30, 2005.

                                   APPENDIX A

                          HUSSMAN INVESTMENT TRUST AND
               HUSSMAN ECONOMETRICS ADVISORS, INC. (THE "ADVISER")

                      PROXY VOTING POLICIES AND PROCEDURES


As part of their fiduciary responsibilities, Hussman Investment Trust (the "Trust") and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders' investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser's proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

ELECTION OF BOARDS OF DIRECTORS

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees - particularly audit committees - should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

EQUITY-BASED COMPENSATION PLANS

The Adviser strongly favors incentive compensation plans based on increases in "economic value added" (EVA): after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital). In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see "How and why stock options should be expensed from corporate earnings" on the Research & Insight page of WWW.HUSSMANFUNDS.COM).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock purchase plans (i.e. availability of stock purchase by employees at a fixed discount to market value). Though the Advisor sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE AND SOCIAL POLICY ISSUES
The decision to purchase a given security includes an evaluation of the company's industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible.

The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

APPROVAL OF INDEPENDENT AUDITORS

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

PROXY VOTING PROCESS

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals (such as Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

                [GRAPHIC OMITTED]   HUSSMAN
                                        FUNDS

                            HUSSMAN INVESTMENT TRUST

                         HUSSMAN STRATEGIC GROWTH FUND


                               [GRAPHIC OMITTED]



                      HUSSMAN STRATEGIC TOTAL RETURN FUND



                               [GRAPHIC OMITTED]



                                 ANNUAL REPORT
                                 JUNE 30, 2005

                [GRAPHIC OMITTED]   HUSSMAN
                                        FUNDS


                              STRATEGIC GROWTH FUND

    Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Growth Fund versus the Standard & Poor's 500 Index and the Russell
                                 2000 Index(a)


                               [GRAPHIC OMITTED]


                                  Hussman Strategic Growth Fund -
                                  Equity investments and cash
Hussman Strategic Growth Fund     equivalents only (unhedged)(b)            S&P 500 Index             Russell 2000 Index
-----------------------------     --------------------------------        ------------------         --------------------
    7/24/2000    10,000                7/24/2000    10,000                 7/24/2000    10,000         7/24/2000    10,000
    7/31/2000    10,000                7/31/2000     9,997                 7/31/2000     9,773         7/31/2000     9,736
    8/31/2000    10,030                8/31/2000    10,545                 8/31/2000    10,380         8/31/2000    10,479
    9/30/2000    10,350                9/29/2000    10,226                 9/30/2000     9,832         9/30/2000    10,171
   10/31/2000    10,040               10/31/2000     9,639                10/31/2000     9,790        10/31/2000     9,717
   11/30/2000    10,840               11/30/2000     9,561                11/30/2000     9,018        11/30/2000     8,719
   12/31/2000    11,640               12/29/2000    10,486                12/31/2000     9,063        12/31/2000     9,468
    1/31/2001    11,270                1/31/2001    10,437                 1/31/2001     9,384         1/31/2001     9,961
    2/28/2001    12,030                2/28/2001    10,488                 2/28/2001     8,528         2/28/2001     9,307
    3/31/2001    12,430                3/30/2001    10,351                 3/31/2001     7,988         3/31/2001     8,852
    4/30/2001    12,190                4/30/2001    10,886                 4/30/2001     8,609         4/30/2001     9,545
    5/31/2001    12,340                5/31/2001    11,137                 5/31/2001     8,667         5/31/2001     9,779
    6/30/2001    12,200                6/29/2001    11,056                 6/30/2001     8,456         6/30/2001    10,117
    7/31/2001    12,470                7/31/2001    10,825                 7/31/2001     8,372         7/31/2001     9,569
    8/31/2001    12,770                8/31/2001    10,597                 8/31/2001     7,848         8/31/2001     9,260
    9/30/2001    12,640                9/28/2001     9,523                 9/30/2001     7,215         9/30/2001     8,014
   10/31/2001    12,767               10/31/2001     9,944                10/31/2001     7,352        10/31/2001     8,483
   11/30/2001    13,236               11/30/2001    11,015                11/30/2001     7,916        11/30/2001     9,139
   12/31/2001    13,348               12/31/2001    11,444                12/31/2001     7,985        12/31/2001     9,703
    1/31/2002    13,840                1/31/2002    11,713                 1/31/2002     7,869         1/31/2002     9,602
    2/28/2002    13,963                2/28/2002    11,568                 2/28/2002     7,717         2/28/2002     9,339
    3/31/2002    14,477                3/28/2002    12,637                 3/31/2002     8,007         3/31/2002    10,090
    4/30/2002    14,823                4/30/2002    12,629                 4/30/2002     7,522         4/30/2002    10,182
    5/31/2002    15,192                5/31/2002    12,529                 5/31/2002     7,466         5/31/2002     9,730
    6/30/2002    14,913                6/28/2002    11,567                 6/30/2002     6,935         6/30/2002     9,247
    7/31/2002    15,338                7/31/2002    10,544                 7/31/2002     6,394         7/31/2002     7,851
    8/31/2002    15,394                8/30/2002    10,510                 8/31/2002     6,436         8/31/2002     7,831
    9/30/2002    15,204                9/30/2002     9,644                 9/30/2002     5,737         9/30/2002     7,268
   10/31/2002    14,935               10/31/2002     9,997                10/31/2002     6,241        10/31/2002     7,501
   11/30/2002    14,775               11/29/2002    10,649                11/30/2002     6,609        11/30/2002     8,171
   12/31/2002    15,220               12/31/2002    10,296                12/31/2002     6,221        12/31/2002     7,716
    1/31/2003    15,148                1/31/2003     9,962                 1/31/2003     6,058         1/31/2003     7,502
    2/28/2003    14,931                2/28/2003     9,598                 2/28/2003     5,967         2/28/2003     7,276
    3/31/2003    14,919                3/31/2003     9,688                 3/31/2003     6,025         3/31/2003     7,369
    4/30/2003    15,184                4/30/2003    10,524                 4/30/2003     6,521         4/30/2003     8,068
    5/31/2003    16,338                5/30/2003    11,605                 5/31/2003     6,865         5/31/2003     8,934
    6/30/2003    16,590                6/30/2003    11,857                 6/30/2003     6,952         6/30/2003     9,095
    7/31/2003    17,119                7/31/2003    12,282                 7/31/2003     7,075         7/31/2003     9,665
    8/31/2003    17,528                8/29/2003    12,740                 8/31/2003     7,213         8/31/2003    10,108
    9/30/2003    17,155                9/30/2003    12,345                 9/30/2003     7,136         9/30/2003     9,921
   10/31/2003    17,756               10/31/2003    13,190                10/31/2003     7,540        10/31/2003    10,754
   11/30/2003    18,032               11/28/2003    13,573                11/30/2003     7,606        11/30/2003    11,136
   12/31/2003    18,429               12/31/2003    14,176                12/31/2003     8,005        12/31/2003    11,362
    1/31/2004    18,645                1/30/2004    14,624                 1/31/2004     8,152         1/31/2004    11,855
    2/29/2004    19,247                2/27/2004    15,119                 2/29/2004     8,265         2/29/2004    11,962
    3/31/2004    19,174                3/31/2004    14,979                 3/31/2004     8,140         3/31/2004    12,073
    4/30/2004    19,018                4/30/2004    14,542                 4/30/2004     8,013         4/30/2004    11,458
    5/31/2004    19,078                5/28/2004    14,704                 5/31/2004     8,123         5/31/2004    11,640
    6/30/2004    19,114                6/30/2004    15,037                 6/30/2004     8,281         6/30/2004    12,130
    7/31/2004    18,693                7/30/2004    14,204                 7/31/2004     8,006         7/31/2004    11,313
    8/31/2004    18,260                8/31/2004    14,058                 8/31/2004     8,039         8/31/2004    11,255
    9/30/2004    18,657                9/30/2004    14,481                 9/30/2004     8,126         9/30/2004    11,784
   10/31/2004    18,717               10/29/2004    14,580                10/31/2004     8,250        10/31/2004    12,016
   11/30/2004    19,151               11/30/2004    15,474                11/30/2004     8,584        11/30/2004    13,058
   12/31/2004    19,379               12/31/2004    15,992                12/31/2004     8,876        12/31/2004    13,444
    1/31/2005    19,190                1/31/2005    15,591                 1/31/2005     8,660         1/31/2005    12,883
    2/28/2005    19,619                2/28/2005    16,118                 2/28/2005     8,842         2/28/2005    13,102
    3/31/2005    19,707                3/31/2005    15,882                 3/31/2005     8,685         3/31/2005    12,727
    4/30/2005    19,619                4/30/2005    15,408                 4/30/2005     8,521         4/30/2005    11,998
    5/31/2005    19,808                5/31/2005    16,054                 5/31/2005     8,792         5/31/2005    12,783
    6/30/2005    20,060                6/30/2005    16,385                 6/30/2005     8,804         6/30/2005    13,276

Past performance is not predictive of future performance.

    ------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(c)
                        For Periods Ended June 30, 2005
                                                                Since
                                          1 Year    3 Years  Inception(d)
                                          ------    -------  ------------
      Hussman Strategic Growth Fund        4.95%     10.39%     15.15%
      S&P 500 Index                        6.32%      8.28%     (2.55%)
      Russell 2000 Index                   9.45%     12.81%      5.91%
    ------------------------------------------------------------------------

(a) The Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively.

(b) "Equity investments and cash equivalents only (unhedged)" reflects the performance of the Fund's portfolio of stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund's unhedged investment holdings do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(c) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Annualized. Initial public offering of shares was July 24, 2000.

               [GRAPHIC OMITTED]   HUSSMAN
                                       FUNDS


                           STRATEGIC TOTAL RETURN FUND


    Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Total Return Fund versus the Lehman Brothers U.S. Aggregate Index(a)


                                [GRAPHIC OMITTED]

                                                     LEHMAN BROTHERS
HUSSMAN STRATEGIC TOTAL RETURN FUND                U.S. AGGREGATE INDEX
------------------------------------        -----------------------------------
      9/12/2002      10,000                       9/12/2002      10,000
      9/30/2002       9,960                       9/30/2002      10,097
     10/31/2002       9,830                      10/31/2002      10,050
     11/30/2002       9,790                      11/30/2002      10,047
     12/31/2002      10,230                      12/31/2002      10,255
      1/31/2003      10,240                       1/31/2003      10,264
      2/28/2003      10,270                       2/28/2003      10,406
      3/31/2003      10,177                       3/31/2003      10,398
      4/30/2003      10,177                       4/30/2003      10,484
      5/31/2003      10,610                       5/31/2003      10,679
      6/30/2003      10,681                       6/30/2003      10,658
      7/31/2003      10,407                       7/31/2003      10,300
      8/31/2003      10,670                       8/31/2003      10,368
      9/30/2003      10,977                       9/30/2000      10,642
     10/31/2003      10,987                      10/31/2003      10,543
     11/30/2003      11,069                      11/30/2003      10,569
     12/31/2003      11,233                      12/31/2003      10,676
      1/31/2004      11,297                       1/31/2004      10,762
      2/29/2004      11,466                       2/29/2004      10,878
      3/31/2004      11,689                       3/31/2004      10,960
      4/30/2004      11,052                       4/30/2004      10,675
      5/31/2004      11,275                       5/31/2004      10,632
      6/30/2004      11,267                       6/30/2004      10,693
      7/31/2004      11,309                       7/31/2004      10,799
      8/31/2004      11,577                       8/31/2004      11,005
      9/30/2004      11,714                       9/30/2004      11,034
     10/31/2004      11,843                      10/31/2004      11,127
     11/30/2004      11,942                      11/30/2004      11,038
     12/31/2004      11,963                      12/31/2004      11,140
      1/31/2005      11,768                       1/31/2005      11,210
      2/28/2005      11,931                       2/28/2005      11,143
      3/31/2005      11,817                       3/31/2005      11,086
      4/30/2005      11,665                       4/30/2005      11,236
      5/31/2005      11,752                       5/31/2005      11,358
      6/30/2005      11,987                       6/30/2005      11,420

Past performance is not predictive of future performance.

    ------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(b)
                        For Periods Ended June 30, 2005

                                                             Since
                                                1 Year     Inception(c)
                                                ------     ------------
      Hussman Strategic Total Return Fund        6.40%        6.69%
      Lehman Brothers U.S. Aggregate Index       6.80%        4.86%
    ------------------------------------------------------------------------

a)   The Lehman Brothers U.S.  Aggregate Index covers the U.S.  investment grade
     fixed-rate  bond  market,  with  index  components  for  U.S.   government,
     government agency and corporate securities.

(b) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund adviser has agreed until at least December 31, 2005 to waive its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's annual ordinary operating expenses to 0.90% of its average daily net assets. The Fund's performance has been positively affected by these provisions. Absent such fee waivers and expense reimbursements, Fund performance would be lower.

(c)  Annualized. Initial public offering of shares was September 12, 2002.

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS                                      JULY 29, 2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

     The Hussman Funds continued to perform as intended last year, with both the Strategic Growth Fund and the Strategic Total Return Fund achieving continued appreciation with contained volatility.

     The Strategic Growth Fund has achieved an average annual total return of 15.15% from its inception on July 24, 2000 through June 30, 2005, more than doubling in value, including reinvested distributions, compared with an average annual total return of -2.55% in the S&P 500 Index over the same period. Meanwhile, the deepest pullback in the value of the Fund since inception has been 6.98%, compared with a drawdown in the S&P 500 that reached a 47.41% loss at its deepest point. During the year ended June 30, 2005, while being broadly hedged against the impact of market fluctuations, the Strategic Growth Fund achieved a total return of 4.95%, compared with a total return of 6.32% in the S&P 500 Index.

     The Strategic Total Return Fund has achieved an average annual total return of 6.69% since its inception on September 12, 2002, compared with a 4.86% average annual return in the Lehman U.S. Aggregate Index. Since inception, the deepest peak-to-trough drawdown in the Strategic Total Return Fund has been 6.90%, which moderately exceeds the maximum drawdown of 4.66% experienced by the Lehman Aggregate during that period. As the Strategic Total Return Fund has not been in existence long enough to experience a full market cycle in bonds (a bull market and an ensuing bear market), a more representative drawdown analysis for the Strategic Total Return Fund will require additional data. During the year ended June 30, 2005, the Strategic Total Return Fund achieved a total return of 6.40%, slightly below the 6.80% total return in the Lehman Aggregate.

     Performance charts for both Funds are presented on the inside cover of this
Annual  Report.   Current  information   regarding  market  conditions  and  the
investment stance of the Funds is available at www.hussmanfunds.com

YEAR IN REVIEW
     During the past year, the rich valuations and low yields in the stock and bond markets have held us to relatively defensive investment positions in both the Strategic Growth Fund and the Strategic Total Return Fund.

     The Strategic Growth Fund's exposure to market fluctuations has been reduced by hedging the Fund's diversified portfolio of stocks with offsetting short sales of similar value in the S&P 500, S&P 100 and Russell 2000 indices,

--------------------------------------------------------------------------------
1

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

generally executed using option combinations. The Fund does not hedge more than the value of its long positions in stocks. The intent of these hedges is not to speculate about market declines or to establish "bearish" positions, but simply to reduce the impact of general market fluctuations on the Fund during market conditions that have historically delivered unsatisfactory returns to market risk, on average.

     When the Strategic Growth Fund is significantly hedged, the primary risk, as well as the primary source of expected returns, is the potential for the stocks held by the Fund to perform differently than the market as a whole. This performance difference between our stock holdings and the major indices can be either positive or negative over any given period of time, but has been a significant, and generally consistent, contributor to the returns of the Fund since its inception.

     During the year ended June 30, 2005, the largest industry holdings in the Strategic Growth Fund have been in health care and consumer related stocks, reflecting what I believe to be favorable valuations and market action in these areas. In recent years, one of the characteristics shared by many of our largest holdings is a relatively low volatility in revenue growth and profitability. Meanwhile, the Fund continues to have a relatively low exposure to financial stocks. This sector holds an unusually large weight in the S&P 500, relative to its historical average, partly as a result of a steep yield curve in recent years, as well as profitability in investment banking, mortgage originations, refinancing, and the continual leveraging of the U.S. economy. These trends, if extrapolated, might sustain the large share that financials hold in the S&P 500. However, I view that proposition as unlikely. The limited exposure of the Strategic Growth Fund to financials reflects my evaluation of what represents normalized profitability and valuations for this sector.

     Though the widely diversified portfolio of the Strategic Growth Fund makes it impossible to attribute performance to any short list of securities, individual stocks contributing to the Fund's performance during the year ended June 30, 2005 included Macromedia, Valero Energy, Petroleo Brasileiro, Abercrombie & Fitch, Archer Daniels Midland, ConocoPhillips, Newfield Exploration, CVS Corp., Marathon Oil, Barnes & Noble, Cerner, Anadarko Petroleum, and Renal Care Group, each which achieved in excess of $5 million in gains for the Fund. Losses above that amount were experienced in UTStarcom, Merck, and Silicon Laboratories.

     The Strategic Total Return Fund's exposure to market fluctuations has been achieved primarily by limiting the "duration" or maturity profile of the Fund. During the year ended June 30, 2005, the Fund generally maintained a

--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

duration of 1-3 years, meaning that a 100 basis point change in interest rates would be expected to impact the Fund by between 1-3% on the basis of bond price fluctuations. The majority of the Fund's Treasury bond exposure has been in inflation protected securities. Meanwhile, the Fund has generally held between 10-20% of its assets in precious metals shares, which have accounted for much of the day-to-day volatility in the Strategic Total Return Fund, and about one-third of the Fund's total returns during the past year.

     Individual securities contributing to the Strategic Total Return Fund's performance during the year ended June 30, 2005 included Barrick Gold and various U.S. Treasury inflation protected securities, particularly the 3.875% issue maturing on 04/15/29, and the 2.0% issue maturing on 01/15/14, each of which achieved in excess of $500,000 in gains for the Fund. Losses near this amount were experienced in Stillwater Mining and Placer Dome.

EVALUATING THE PERFORMANCE OF RISK-MANAGED INVESTMENTS
     The investment objectives of the Hussman Funds are distinctly long-term and "full cycle" in nature, emphasizing performance over bull and bear markets combined, and placing very little weight on tracking the market over short periods of time. Because of their emphasis on risk management, the Funds will periodically behave differently than various market indices. Particularly for the Strategic Growth Fund, the short-term rankings of the Fund are often driven far more by whether the market happened to be at a short-term peak or trough at the beginning or end of the measurement period, rather than reflecting any particular variation in Fund performance. As usual, I believe that the most appropriate way to evaluate performance is to examine returns between two successive peaks in the market, separated by at least a small number of years.

     For example, from the inception of the Strategic Growth Fund in 2000 to the present, the stock market has experienced a full market cycle (a bear market and a bull market combined). As such, the Fund's performance in terms of return and risk over the full peak-to-peak period is, in my view, far more representative than the Fund's performance during only the market's initial peak-to-trough period from 2000 to late-2002, or the trough-to-peak period from late-2002 to the present. Overall, I view the full-cycle performance of the Fund since inception as consistent with my expectations.

     It is true, however, that average market valuations have been unusually high during this market cycle. Since 2000, the S&P 500 has traded, on average, at 21 times its peak level of earnings (over 28 times its trailing 12-

--------------------------------------------------------------------------------
3

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

month earnings) - a multiple that matches those seen at historical extremes such as 1929, 1987 and 1972. Accordingly, the Fund has been more defensive, on average, than I would expect it to be during the average cycle. Likewise, the market's returns have been far lower, on average, than I would expect them to be in future market cycles (the recent 5-year total return for the S&P 500 remains negative). In an "ordinary" market cycle, then, I would expect average valuations to be lower, overall returns for the S&P 500 to be stronger, and I would also expect the Strategic Growth Fund to participate in the market's fluctuations to a greater extent.

     Although the span from 2000 to the present is an appropriate peak-to-peak evaluation period, more recent years have not contained a bear market decline of any significance, despite historically rich valuations. During the 3-year period ended June 30, 2005, the Strategic Growth Fund achieved a total return of 10.39%, compared with a total return of 8.28% in the S&P 500. While this comparison appears favorable to the Strategic Growth Fund, it is not very meaningful. If performance is instead measured from October 2002 (the bear market low for the S&P 500), the comparison favors the S&P 500. That outcome is not very meaningful either, because the evaluation period represents a trough-to-peak move in the stock market. During trough-to-peak periods, the best performing funds are generally those that take the most aggressive risk. During peak-to-trough periods, the best performing funds are those that take the most defensive positions. In my view, long-term investors are best served by evaluating performance over the full investment cycle.

     To illustrate the effect of evaluating returns from peak-to-peak, it's notable that from a total return standpoint, the 2002 peak for the S&P 500 was on March 19, 2002. The market's peak during the first half of 2005 was on March 7, 2005, providing an intervening evaluation period of almost exactly three years. During this period, the Strategic Growth Fund achieved a total return of 39.29% (11.82% annualized), compared with a total return for the S&P 500 of 10.28% (3.35% annualized). Meanwhile, the volatility of the Strategic Growth Fund (as measured by the annualized standard deviation of daily returns) was 7.20%, versus 18.74% for the S&P 500 Index. The deepest pullback experienced by the Fund during this period was 6.98%, compared with an intervening decline of 33.01% for the S&P 500. Clearly, these comparisons can be obscured if one examines performance over arbitrary periods, particularly those restricted to peak-to-trough or trough-to-peak movements in the market.


--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

     The table below presents the annual returns of the Strategic Growth Fund since inception. In order to assist in attributing the effects of stock selection and hedging on the Fund, the table separately presents the returns derived from the stock and cash positions held by the Fund (after expenses), without the impact of hedging transactions. The performance chart on the inside cover presents this unhedged performance as a separate line for purposes of comparison.

                                          HSGFX
       Year              HSGFX       without hedging        S&P 500
       ------------------------------------------------------------
       2000*            16.40%            4.86%             -9.37%
       2001             14.67%            9.13%            -11.89%
       2002             14.02%          -10.03%            -22.10%
       2003             21.08%           37.68%             28.68%
       2004              5.16%           12.81%             10.88%
       2005**            3.52%            2.44%              0.81%
       Since Inception
        (Annualized)    15.15%           10.52%             -2.55%

*    July 24, 2000 - December 31, 2000, not annualized

**   Year-to-date through June 30, 2005, not annualized

     The strong performance of the stocks held by the Strategic Growth Fund has been a significant contributor to overall investment performance. Since inception, the average annual return of the Fund's unhedged investments has been 10.52% after expenses, accounting for much of the overall 15.15% average annual return of the Fund. Meanwhile, the Fund's hedge positions have both increased returns and substantially reduced volatility over the market cycle, which is precisely the objective of successful risk management. Not surprisingly, hedging the impact of market fluctuations on the Fund has been strongly beneficial during what turned out in hindsight to be declining periods for the market, and has reduced the Fund's gains to varying degrees during what turned out in hindsight to be advancing periods. Though I don't believe that short-term market direction can be accurately predicted in advance, the Fund has held a smaller hedge, on average, during advancing periods than declining ones.

     The Strategic Growth Fund continues to be extremely manageable. On average, the Fund's positions in various stocks held in its portfolio represent less than one-half of the respective average daily trading volumes of those stocks, even among the Fund's largest holdings. Comparable figures for equity funds closed to new investors typically display well over ten times that
--------------------------------------------------------------------------------
5

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

concentration. With regard to trading costs, the average commission paid by the Fund is just 1.5 cents per share, compared with an estimated industry average between 5.1 and 5.5 cents. In addition, the Fund has no soft-dollar or revenue sharing arrangements with brokers. Our estimated trading impact (execution price relative to last sale at the time of order entry) remains a small fraction of one percent. The expense ratio of the Fund (which is affected by factors such as net assets and may increase or decrease over time) has been repeatedly lowered, most recently to 1.17% as of July 1, 2005. These indicators of manageability and cost reflect substantial capacity for our investment style at present. We monitor these carefully because the Fund is intended as a vehicle for recurring investments, as part of the long-term saving and investment programs of our shareholders.

     The table below presents the annual total returns for the Strategic Total Return Fund since inception.

         Year                    HSTRX          Lehman U.S. Aggregate
         --------------------------------------------------------------
         2002*                   2.30%                 2.56%
         2003                    9.80%                 4.10%
         2004                    6.50%                 4.34%
         2005**                  0.20%                 2.51%
         Since Inception
           (Annualized)          6.69%                 4.86%

*    September 12, 2002 - December 31, 2002, not annualized

**   Year-to-date through June 30, 2005, not annualized

PORTFOLIO COMPOSITION
     As of June 30, 2005, the Strategic Growth Fund had net assets of $1,835,513,673, and held 196 stocks in a wide variety of industries. The largest industry holdings were in consumer discretionary (22.5%), health care (18.7%) and energy (12.2%). The smallest industry weight relative to the S&P 500 remained in financials (5.3%). With U.S. stocks trading at historically rich multiples to revenues and earnings, disappointments on these measures could risk unusually deep erosion in stock prices. For that reason, stability of revenues and profit margins continues to be an important consideration in my evaluation of stocks owned by the Fund.

     The Strategic Growth Fund's portfolio of stocks was nearly fully hedged as of June 30th, with a small position in S&P 500 call options providing a modest exposure to market fluctuations. The defensive stance of the Fund is largely a
--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

response to elevated market valuations, combined with widening credit spreads (e.g. the difference between risky corporate bond yields and default-free Treasury yields) and deteriorating momentum of various market internals and measures of economic activity.

     Overvaluation is not a clear barrier to short-term stock market performance, but does pose a long-term challenge for U.S. stocks. If the economy was strong and market internals were very robust, valuation concerns would not be of overriding concern. However, the gradual softening in various measures of market and economic strength, combined with evidence of increasing risk aversion, suggests a weaker overall profile of expected return to risk in the stock market. That certainly doesn't rule out the potential for further market gains in this particular instance, but it does indicate that, on average, similar historical conditions have not produced a satisfactory return per unit of risk from an unhedged position in stocks.

     As of June 30, 2005, the Strategic Total Return Fund had net assets of $128,155,524. Treasury inflation protected securities accounted for 34.8% of the Fund's portfolio, with short-term Treasury bills, government agency securities, and money market securities representing an additional 37.7% of assets. Precious metals shares accounted for 19.9% of assets, and utility stocks for 5.8%. With interest rates relatively low and the yield curve unusually flat, the Fund maintained a duration of just under 2 years (meaning that a 1% change in interest rates would be expected to impact the Fund's asset value by about 2% on the basis of bond price fluctuations). Because of that very low duration, precious metals shares currently account for most of the day-to-day fluctuation in the value of the Fund.

PRESENT CONDITIONS
     Currently, the S&P 500 trades at a multiple of over 20 times earnings, with those earnings at a fresh record. Historically, when S&P 500 earnings have moved to a new record, the S&P 500 has traded at an average price/earnings multiple of about 12. Importantly, this average is virtually unchanged if the calculation is restricted to periods during which long-term interest rates were below 5%. Nor does it help to further restrict the calculations to post-war data, or to add the additional requirement of a CPI inflation rate below 3%.

     Despite the rich valuation of the market, there is no evidence that S&P 500 earnings have departed from their historically durable annual growth rate of 6%, as measured across economic cycles. Certainly, earnings growth has often been faster when measured from trough-to-peak, but there is no evidence that

--------------------------------------------------------------------------------
7

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

peak-to-peak earnings growth has accelerated at all. It is therefore simple algebra that if S&P 500 earnings continue to grow along their peak trendline of 6%, and stock valuations remain indefinitely elevated at 20 times earnings, the growth in the S&P 500 index would match that 6% annual rate, with just under 2% added by dividends (the calculation of the S&P 500 index already reflects the per-share effect of stock buybacks, so these would not represent a further increment to returns).

     The foregoing scenario is optimistic, in my estimation. More likely, if the S&P achieves continued earnings growth, yet moves to a still-elevated multiple of 16 even 5 years from today, the annualized total return on the S&P 500, including dividends, would be only 3.4%. As such, the main risk of a defensive investment position seems to be the possibility of missing transitory short-term market gains, rather than any serious potential of missing significant or durable long-term investment returns.

     Even larger disparities between current valuations and historical norms are apparent in price/revenue, price/book, price/dividend and other measures. This is because U.S. profit margins are unusually wide at present (approximately 8%, versus historical norms closer to 6% for operating earnings, and 5% for net earnings). In effect, earnings are elevated in relation to other fundamentals. To the extent that profit margins tend to normalize over time, this also implies that current price/earnings multiples are understated.

     Because profit margins have been vulnerable to even modest softness in revenues and economic growth, I continue to emphasize stability of revenues and profitability in my selection of investments for the Strategic Growth Fund. Of course, these considerations are not exclusive, and the Fund also holds a wide variety of stocks that appear appropriately valued on the basis of reasonable assumptions about future growth prospects.

     It's not clear that the market always shares my opinion as to what constitutes reasonable assumptions, particularly given the valuations currently placed on various speculative issues. However, given the strong margin of performance in the Strategic Growth Fund's stock holdings versus the major indices since the inception of the Fund, I remain confident that these considerations are practical and beneficial to shareholders.

ECONOMIC CONSIDERATIONS
     In recent months, the U.S. economy has exhibited initial signs of decelerating growth, including a substantial flattening of the yield curve, widening credit spreads, moderating job growth, a persistent decline in the
--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

leading economic indicators, and an ISM Purchasing Managers Index edging toward the 50% level delineating expansion from contraction. Meanwhile, oil prices have recently edged to new highs, and the U.S. current account deficit has exploded to a record. All of these developments are consistent with substantial risk to the foreign exchange value of the U.S. dollar.

     On the basis of interest rates and price levels across countries, my impression is that the euro is slightly overvalued relative to the U.S. dollar, while Asian currencies such as the Japanese yen and Chinese yuan are substantially undervalued. However, the euro has already surrendered a good portion of the overvaluation it achieved last year, and with the U.S. dollar having recently enjoyed strong gains on a trade-weighted basis, my impression that remaining valuation differences are not sufficient to prevent a substantial deterioration in the value of the dollar versus the currencies of our trading partners.

     Weakness in the U.S. dollar could be expected to exert substantial pressure on import prices, and upward pressure on inflation more generally. Also, to the extent that oil prices are globally quoted in U.S. dollars, depreciation would have the effect of cheapening oil to our trading partners, increasing demand imbalances, and creating further upward pressure on energy prices. It is generally true that a weakening currency is accompanied by both rising inflation and depressed economic activity (i.e. stagflation), which has the effect of reducing real interest rates to very low levels.

     Unfortunately, relative strength in the U.S. dollar is not what created the profound U.S. current account deficit, and weakness in the dollar (or what is the same, a revaluation of other currencies such as the Chinese yuan), is not likely to trigger substantial adjustment. The deep current account deficit owes far more to low savings rates and profligate fiscal policy in the U.S. than to unfair currency policies abroad. Before pushing for a further revaluation of the yuan, U.S. policy makers would be well advised to reduce the U.S. fiscal deficit so that we are not so heavily dependent on foreign capital inflows to finance U.S. economic activity. Unless that happens, a substantial further revaluation of the yuan, and a dollar crisis more generally, will do more to stifle growth in U.S. gross domestic investment than any single policy move that Congress could contemplate.

     All of these considerations are reflected in the investment positions held in the Hussman Funds. With regard to market exposure, the rich valuations and low yields in the stock and bond markets are the primary basis for our

--------------------------------------------------------------------------------
9

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

relatively defensive investment positions, with the Strategic Growth Fund substantially hedged against the impact of stock market fluctuations, and the Strategic Total Return Fund at a relatively low duration of about 2 years.

     Within those broad investment positions, further considerations are reflected in the specific investments held by the Funds. The risks to revenue growth and profit margins are addressed by emphasizing investments in the Strategic Growth Fund having relative stability on those measures, such as consumer and healthcare companies. Meanwhile, concerns regarding the U.S. current account deficit and accompanying depreciation risks for the dollar are reflected in the Strategic Total Return Fund through its holdings of Treasury inflation-protected securities and, to a lesser extent, precious metals shares. While these investment positions do not rely on particular events, such as economic weakness or dollar depreciation, I believe they appropriately reflect the risks and opportunities evident in the current economic environment.

     As always, the investment positions held by the Funds at any particular time reflect my evaluation of prevailing market conditions, and those investment positions will shift as market conditions change. I believe that our shareholders continue to be well served by the ability to align our market exposure and investment selection with flexibility and discipline as new opportunities emerge.

     I appreciate your investment in the Funds.

Best wishes,

JOHN P. HUSSMAN, PH.D.

Weekly updates regarding market conditions and investment strategy, as well as special reports and analysis, are available at no charge at the Fund's website WWW.HUSSMANFUNDS.COM.

The performance data quoted for the Funds represents past performance. The investment return of the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.




--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
SECTOR ALLOCATION (% OF NET ASSETS)

                                Consumer Discretionary - 22.5%
                                Healthcare - 18.7%
                                Energy - 12.2%
                                Consumer Staples - 9.7%
                                Industrials - 8.9%
         [GRAPHIC OMITTED]      Materials - 7.7%
                                Information Technology - 6.8%
                                Financials - 5.3%
                                Telecommunications Services - 4.0%
                                Utilities - 0.7%
                                Other - 3.5%




HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
ASSET ALLOCATION (% OF NET ASSETS)

                                U.S. Treasury Inflation-Protection Notes - 34.8%
                                Other U.S. Treasury Obligations - 31.0%
                                Precious Metal Stocks - 19.9%
         [GRAPHIC OMITTED]      U.S. Government Agency Obligations - 6.7%
                                Utility Stocks - 5.8%
                                Foreign Government Obligations - 0.2%
                                Other - 1.6%


--------------------------------------------------------------------------------
11

HUSSMAN INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              HUSSMAN          HUSSMAN
                                                             STRATEGIC     STRATEGIC TOTAL
                                                            GROWTH FUND      RETURN FUND
                                                           -------------    -------------
ASSETS
  Investments in securities:
    At acquisition cost ................................  $1,726,252,338    $ 124,394,155
                                                           =============    =============
    At value (Note 1) ..................................  $1,794,506,448    $ 126,090,610
  Investments in money market funds ....................     115,552,148        1,628,251
  Cash .................................................         520,130                -
  Dividends and interest receivable ....................       1,799,669          627,317
  Receivable for capital shares sold ...................       8,677,237          195,661
  Other assets .........................................          92,372           18,811
                                                           -------------    -------------
    Total Assets .......................................   1,921,148,004      128,560,650
                                                           -------------    -------------
LIABILITIES
  Dividends payable ....................................               -          121,696
  Written call options, at value (Notes 1 and 4)
    (premiums received $60,703,375) ....................      73,795,000                -
  Payable for investment securities purchased ..........       9,512,002                -
  Payable for capital shares redeemed ..................         422,278          162,461
  Accrued investment advisory fees (Note 3) ............       1,515,524           54,114
  Payable to administrator (Note 3) ....................         141,100           20,550
  Other accrued expenses ...............................         248,427           46,305
                                                           -------------    -------------
    Total Liabilities ..................................      85,634,331          405,126
                                                           -------------    -------------

NET ASSETS .............................................  $1,835,513,673    $ 128,155,524
                                                           =============    =============

Net assets consist of:
  Paid-in capital ......................................  $1,711,246,190    $ 124,632,903
  Undistributed net investment income ..................       3,575,391            2,341
  Accumulated net realized gains from security
    transactions and option contracts ..................      65,529,607        1,823,908
  Net unrealized appreciation/depreciation on
    investments and options ............................      55,162,485        1,640,464
  Net unrealized appreciation/depreciation on
    translation of assets and liabilities in
    foreign currencies .................................               -           55,908
                                                           -------------    -------------

NET ASSETS .............................................  $1,835,513,673    $ 128,155,524
                                                           =============    =============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no
   par value) ..........................................     115,438,475       11,712,247
                                                           =============    =============

Net asset value, offering price and redemption
  price per share (a) (Note 1) .........................   $       15.90    $       10.94
                                                           =============    =============

(a)  Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.


---------------------------------------------------------------------------------------------
                                                                                           12

HUSSMAN INVESTMENT TRUST
STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JUNE 30, 2005
---------------------------------------------------------------------------------------------

                                                              HUSSMAN          HUSSMAN
                                                             STRATEGIC     STRATEGIC TOTAL
                                                            GROWTH FUND      RETURN FUND
                                                           -------------    -------------
INVESTMENT INCOME
  Dividends ............................................   $  25,176,246    $     504,923
  Foreign withholding taxes on dividends ...............        (139,484)         (19,242)
  Interest .............................................               -        3,268,407
                                                           -------------    -------------
    Total Income .......................................      25,036,762        3,754,088
                                                           -------------    -------------
EXPENSES
  Investment advisory fees (Note 3) ....................      15,842,235          713,563
  Administration fees (Note 3) .........................         968,358          156,591
  Transfer agent, account maintenance and
    shareholder services fees (Note 3) .................         714,339           71,051
  Custodian and bank service fees ......................         267,181           39,171
  Registration and filing fees .........................         194,513           40,413
  Fund accounting fees (Note 3) ........................         129,936           41,919
  Postage and supplies .................................         103,333           20,089
  Professional fees ....................................          78,235           52,419
  Trustees' fees and expenses ..........................          37,377           37,377
  Printing of shareholder reports ......................          48,840            9,243
  Insurance expense ....................................          43,548            4,236
  Compliance service fees ..............................          36,179            7,498
  Other expenses .......................................          38,618           11,471
                                                           -------------    -------------
    Total Expenses .....................................      18,502,692        1,205,041
  Less fees waived by the Adviser (Note 3) .............               -         (134,697)
                                                           -------------    -------------
    Net Expenses .......................................      18,502,692        1,070,344
                                                           -------------    -------------

NET INVESTMENT INCOME ..................................       6,534,070        2,683,744
                                                           -------------    -------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
  OPTION CONTRACTS AND FOREIGN CURRENCIES (NOTE 4)
  Net realized gains (losses) from:
    Security transactions ..............................     128,081,602        2,558,400
    Option contracts ...................................     (71,915,118)               -
    Foreign currency transactions ......................               -               (2)
  Net change in unrealized appreciation/depreciation on:
    Investments ........................................      10,505,250        1,740,565
    Option contracts ...................................       5,114,698                -
    Foreign currency translation .......................               -          (10,725)
                                                           -------------    -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS,
  OPTION CONTRACTS AND FOREIGN CURRENCIES ..............      71,786,432        4,288,238
                                                           -------------    -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .............   $  78,320,502    $   6,971,982
                                                           =============    =============

See accompanying notes to financial statements.


---------------------------------------------------------------------------------------------
13

HUSSMAN STRATEGIC GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                               YEAR              YEAR
                                                               ENDED             ENDED
                                                              JUNE 30,         JUNE 30,
                                                                2005             2004
                                                           -------------    -------------
FROM OPERATIONS
  Net investment income (loss) .........................   $   6,534,070    $  (3,278,557)
  Net realized gains (losses) from:
    Security transactions ..............................     128,081,602      119,355,647
    Option contracts ...................................     (71,915,118)     (25,308,095)
  Net change in unrealized appreciation/depreciation on:
    Investments ........................................      10,505,250       54,250,925
    Option contracts ...................................       5,114,698      (49,101,072)
                                                           -------------    -------------
Net increase in net assets resulting from operations ...      78,320,502       95,918,848
                                                           -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........................      (2,958,679)               -
  From net realized gains ..............................     (65,407,312)        (392,622)
                                                           -------------    -------------
Net decrease in net assets from distributions to
  shareholders .........................................     (68,365,991)        (392,622)
                                                           -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ............................     945,870,427      886,768,872
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ......................      62,556,168          367,109
  Proceeds from redemption fees collected (Note 1) .....         897,771          502,840
  Payments for shares redeemed .........................    (500,468,505)    (178,389,520)
                                                           -------------    -------------
Net increase in net assets from capital share transactions   508,855,861      709,249,301
                                                           -------------    -------------

TOTAL INCREASE IN NET ASSETS ...........................     518,810,372      804,775,527

NET ASSETS
  Beginning of year ....................................   1,316,703,301      511,927,774
                                                           -------------    -------------
  End of year ..........................................   $1,835,513,673   $1,316,703,301
                                                           =============    =============

ACCUMULATED NET INVESTMENT INCOME ......................   $   3,575,391    $           -
                                                           =============    =============

CAPITAL SHARE ACTIVITY
  Sold .................................................      60,870,730       57,650,681
  Reinvested ...........................................       4,142,422           24,872
  Redeemed .............................................     (32,455,996)     (11,889,870)
                                                           -------------    -------------
  Net increase in shares outstanding ...................      32,557,156       45,785,683
  Shares outstanding at beginning of year ..............      82,881,319       37,095,636
                                                           -------------    -------------
  Shares outstanding at end of year ....................     115,438,475       82,881,319
                                                           =============    =============

See accompanying notes to financial statements.



---------------------------------------------------------------------------------------------
                                                                                           14

HUSSMAN STRATEGIC TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                               YEAR              YEAR
                                                               ENDED             ENDED
                                                              JUNE 30,         JUNE 30,
                                                                2005             2004
                                                           -------------    -------------
FROM OPERATIONS
  Net investment income ................................   $   2,683,744    $   1,196,070
  Net realized gains (losses) from:
    Security transactions ..............................       2,558,400           84,715
    Foreign currency transactions ......................              (2)          81,150
  Net change in unrealized appreciation/depreciation on:
    Investments ........................................       1,740,565         (655,732)
    Foreign currency translation .......................         (10,725)         (14,915)
                                                           -------------    -------------
Net increase in net assets resulting from operations ...       6,971,982          691,288
                                                           -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........................      (2,689,295)      (1,269,355)
  From net realized gains ..............................        (236,796)        (873,428)
                                                           -------------    -------------
Net decrease in net assets from distributions to
  shareholders .........................................      (2,926,091)      (2,142,783)
                                                           -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ............................      52,663,764      100,385,423
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ......................       2,605,781        1,727,234
  Proceeds from redemption fees collected (Note 1) .....          62,447           46,476
  Payments for shares redeemed .........................     (36,530,467)     (14,382,228)
                                                           -------------    -------------
Net increase in net assets from capital share transactions    18,801,525       87,776,905
                                                           -------------    -------------

TOTAL INCREASE IN NET ASSETS ...........................      22,847,416       86,325,410

NET ASSETS
  Beginning of year ....................................     105,308,108       18,982,698
                                                           -------------    -------------
  End of year ..........................................   $ 128,155,524    $ 105,308,108
                                                           =============    =============

UNDISTRIBUTED NET INVESTMENT INCOME ....................   $       2,341    $       7,894
                                                           =============    =============

CAPITAL SHARE ACTIVITY
  Sold .................................................       4,832,068        9,396,331
  Reinvested ...........................................         237,556          164,425
  Redeemed .............................................      (3,354,971)      (1,364,190)
                                                           -------------    -------------
  Net increase in shares outstanding ...................       1,714,653        8,196,566
  Shares outstanding at beginning of year ..............       9,997,594        1,801,028
                                                           -------------    -------------
  Shares outstanding at end of year ....................      11,712,247        9,997,594
                                                           =============    =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15


HUSSMAN STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIO FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------

                                                     YEAR            YEAR              YEAR              YEAR          PERIOD
                                                    ENDED            ENDED             ENDED            ENDED           ENDED
                                                   JUNE 30,         JUNE 30,          JUNE 30,         JUNE 30,        JUNE 30,
                                                     2005             2004              2003             2002           2001(a)
                                                 ------------      ------------      ------------    ------------    ------------
Net asset value at beginning of period ........  $      15.89     $      13.80      $      13.34    $      12.20    $      10.00
                                                 ------------     ------------      ------------    ------------    ------------

Income (loss) from investment operations:
  Net investment income (loss) ................          0.06            (0.04)            (0.02)          (0.04)          (0.04)
  Net realized and unrealized gains on
    investments and options ...................          0.68             2.13              1.36            2.52            2.23
                                                 ------------     ------------      ------------    ------------    ------------
Total from investment operations ..............          0.74             2.09              1.34            2.48            2.19
                                                 ------------     ------------      ------------    ------------    ------------

Less distributions:
  Dividends from net investment income ........         (0.03)               -                 -               -               -
  Distributions from net realized gains .......         (0.71)           (0.01)            (0.93)          (1.35)              -
                                                 ------------     ------------      ------------    ------------    ------------
Total distributions ...........................         (0.74)           (0.01)            (0.93)          (1.35)              -
                                                 ------------     ------------      ------------    ------------    ------------

Proceeds from redemption fees
  collected (Note 1) ..........................          0.01             0.01              0.05            0.01            0.01
                                                 ------------     ------------      ------------    ------------    ------------

Net asset value at end of period ..............  $      15.90     $      15.89      $      13.80    $      13.34    $      12.20
                                                 ============     ============      ============    ============    ============

Total return (b) ..............................          4.95%           15.22%            11.25%          22.24%          22.00%(c)
                                                 ============     ============      ============    ============    ============

Net assets at end of period (000's) ...........  $  1,835,514     $  1,316,703      $    511,928    $    173,342    $     20,228
                                                 ============     ============      ============    ============    ============


Ratio of net expenses to average net assets (d)          1.24%            1.34%             1.45%           1.99%           1.99%(e)

Ratio of net investment income (loss) to
  average net assets ..........................          0.44%           (0.39%)           (0.15%)         (0.81%)        (0.53%)(e)

Portfolio turnover rate .......................            81%              66%              123%            199%             55%(e)

(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 2.03% and 2.36%(e) for the periods ended June 30, 2002 and 2001, respectively.

(e)  Annualized.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

HUSSMAN STRATEGIC TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIO FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------

                                                     YEAR            YEAR             PERIOD
                                                    ENDED            ENDED             ENDED
                                                   JUNE 30,         JUNE 30,          JUNE 30,
                                                     2005             2004             2003(a)
                                                 ------------     ------------      ------------

Net asset value at beginning of period ........  $      10.53     $      10.54      $      10.00
                                                 ------------     ------------      ------------

Income from investment operations:
  Net investment income .......................          0.24             0.21              0.14
  Net realized and unrealized gains on investments
    and foreign currencies ....................          0.42             0.35              0.52
                                                 ------------     ------------      ------------
Total from investment operations ..............          0.66             0.56              0.66
                                                 ------------     ------------      ------------

Less distributions:
  Dividends from net investment income ........         (0.24)           (0.21)            (0.14)
  Distributions from net realized gains .......         (0.02)           (0.37)                -
                                                 ------------     ------------      ------------
Total distributions ...........................         (0.26)           (0.58)            (0.14)
                                                 ------------     ------------      ------------

Proceeds from redemption fees collected (Note 1)         0.01             0.01              0.02
                                                 ------------     ------------      ------------

Net asset value at end of period ..............  $      10.94     $      10.53      $      10.54
                                                 ============     ============      ============

Total return (b) ..............................          6.40%            5.49%             6.81%(c)
                                                 ============     ============      ============


Net assets at end of period (000's) ...........  $    128,156     $    105,308      $     18,983
                                                 ============     ============      ============


Ratio of net expenses to average net assets (d)          0.90%            0.90%             0.90%(e)

Ratio of net investment income to average net
  assets ......................................          2.25%            2.34%             1.99%(e)

Portfolio turnover rate .......................            64%             174%              151%(e)

(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 1.01%, 1.17% and 2.32%(e) for the periods ended June 30, 2005, 2004 and
     2003, respectively.

(e)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44%                                   VALUE
--------------------------------------------------------------------------------
             AIR FREIGHT AND COURIERS - 0.75%
    200,000  United Parcel Service, Inc. .......................  $ 13,832,000
                                                                  ------------

             AUTO COMPONENTS - 0.94%
    200,000  BorgWarner, Inc. ..................................    10,734,000
    200,000  Goodyear Tire & Rubber Co. (a) ....................     2,980,000
     50,000  Magna International, Inc. .........................     3,517,000
                                                                  ------------
                                                                    17,231,000
                                                                  ------------
             AUTOMOBILES - 0.14%
    100,000  Honda Motor Co., Ltd. - ADR .......................     2,461,000
                                                                  ------------
             BANKS - 1.09%
    350,000  Bank of America Corp. .............................    15,963,500
    100,000  Barclays PLC - ADR ................................     3,994,000
                                                                  ------------
                                                                    19,957,500
                                                                  ------------
             BEVERAGES - 0.56%
    100,000  Coca-Cola Co. (The) ...............................     4,175,000
     30,200  Fomento Economico Mexicano, S.A. de C.V. - ADR ....     1,799,014
    150,000  Pepsi Bottling Group, Inc. (The) ..................     4,291,500
                                                                  ------------
                                                                    10,265,514
                                                                  ------------
             BIOTECHNOLOGY - 1.92%
    200,000  Andrx Corp. (a) ...................................     4,062,000
    128,200  Applera Corp. - Applied Biosystems Group ..........     2,521,694
     86,100  Flamel Technologies S.A. - ADR (a) ................     1,558,841
    100,000  Genetech, Inc. (a) ................................     8,028,000
    250,000  Gilead Sciences, Inc. (a) .........................    10,997,500
     75,000  MedImmune, Inc. (a) ...............................     2,004,000
    250,000  Nanogen, Inc. (a) .................................       960,000
    141,900  Transkaryotic Therapies, Inc. (a) .................     5,190,702
                                                                  ------------
                                                                    35,322,737
                                                                  ------------
             BUILDING PRODUCTS - 1.84%
    924,000  Masco Corp. .......................................    29,346,240
    117,700  York International Corp. ..........................     4,472,600
                                                                  ------------
                                                                    33,818,840
                                                                  ------------

             CHEMICALS - 3.08%
     37,800  Air Products and Chemicals, Inc. ..................     2,279,340
    299,300  Albany Molecular Research, Inc. (a) ...............     4,190,200
    200,000  Albemarle Corp. ...................................     7,294,000
    100,000  BASF AG - ADR .....................................     6,600,000
    196,900  Cabot Microelectronics Corp. (a) ..................     5,708,131
    292,800  International Flavors & Fragrances, Inc. ..........    10,605,216
    250,000  Lubrizol Corp. (The) ..............................    10,502,500
    148,300  PPG Industries, Inc. ..............................     9,307,308
                                                                  ------------
                                                                    56,486,695
                                                                  ------------

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             COMMERCIAL SERVICES AND SUPPLIES - 2.25%
    250,000  Automatic Data Processing, Inc. ...................  $ 10,492,500
    150,000  Convergys Corp. (a) ...............................     2,133,000
    200,000  Harte-Hanks, Inc. .................................     5,946,000
    189,800  Pitney Bowes, Inc. ................................     8,265,790
    250,000  Sensient Technologies Corp. .......................     5,152,500
    250,000  Waste Connections, Inc. (a) .......................     9,322,500
                                                                  ------------
                                                                    41,312,290
                                                                  ------------

             COMMUNICATIONS EQUIPMENT - 0.48%
  1,000,000  Tellabs, Inc. (a) .................................     8,700,000
                                                                  ------------

             COMPUTERS AND PERIPHERALS - 1.10%
    155,000  Ambient Corp. (a) .................................        35,650
    200,000  PalmOne, Inc. (a) .................................     5,954,000
    600,000  SanDisk Corp. (a) .................................    14,238,000
                                                                  ------------
                                                                    20,227,650
                                                                  ------------

             CONSTRUCTION MATERIALS - 0.82%
    100,000  Nanophase Technologies Corp. (a) ..................       606,000
    169,700  POSCO - ADR .......................................     7,461,709
    380,000  RPM International, Inc. ...........................     6,938,800
                                                                  ------------
                                                                    15,006,509
                                                                  ------------

             CONTAINERS AND PACKAGING - 0.51%
    350,000  Sonoco Products Co. ...............................     9,275,000
                                                                  ------------

             DIVERSIFIED TELECOMMUNCATION SERVICES - 3.90%
    250,000  ALLTEL Corp. ......................................    15,570,000
    600,000  CenturyTel, Inc. ..................................    20,778,000
    250,000  SBC Communications, Inc. ..........................     5,937,500
    450,000  UTStarcom, Inc. (a) ...............................     3,370,500
    750,000  Verizon Communications, Inc. ......................    25,912,500
                                                                  ------------
                                                                    71,568,500
                                                                  ------------
             ELECTRICAL EQUIPMENT - 0.77%
     75,000  Energizer Holdings, Inc. (a) ......................     4,662,750
     11,200  Molecular Devices Corp. (a) .......................       242,256
    350,000  Silicon Laboratories, Inc. (a) ....................     9,173,500
                                                                  ------------
                                                                    14,078,506
                                                                  ------------
             ELECTRIC UTILITIES - 0.52%
    200,000  FirstEnergy Corp. .................................     9,622,000
                                                                  ------------

--------------------------------------------------------------------------------
19

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS - 1.10%
    410,000  Garmin Ltd. .......................................  $ 17,527,500
     49,900  FEI Co. (a) .......................................     1,138,219
    721,200  Nano-Proprietary, Inc. (a) ........................     1,586,640
                                                                  ------------
                                                                    20,252,359
                                                                  ------------
             ENERGY EQUIPMENT AND SERVICES - 2.91%
    350,000  American Superconductor Corp. (a) .................     3,202,500
    250,000  Cooper Cameron Corp. (a) ..........................    15,512,500
     50,000  Distributed Energy Systems Corp. (a) ..............       210,500
    401,100  Headwaters, Inc. (a) ..............................    13,789,818
     70,800  Kinder Morgan Energy Partners, L.P. ...............     3,605,136
    115,600  National Fuel Gas Co. .............................     3,341,996
    174,400  Valero Energy Corp. ...............................    13,796,784
                                                                  ------------
                                                                    53,459,234
                                                                  ------------
             FOOD AND DRUG RETAIL - 0.35%
     40,000  Albertson's, Inc. .................................       827,200
    250,000  Safeway, Inc. .....................................     5,647,500
                                                                  ------------
                                                                     6,474,700
                                                                  ------------
             FOOD PRODUCTS - 5.72%
  1,000,000  Archer-Daniels-Midland Co. ........................    21,380,000
    645,800  Campbell Soup Co. .................................    19,871,266
    200,000  Del Monte Foods Co. (a) ...........................     2,154,000
    209,800  Kellogg Co. .......................................     9,323,512
    500,000  Kraft Foods, Inc. .................................    15,905,000
    350,000  Sara Lee Corp. ....................................     6,933,500
     50,000  Smithfield Foods, Inc. (a) ........................     1,363,500
    300,000  Tyson Foods, Inc. .................................     5,340,000
    329,900  William Wrigley Jr. Co. ...........................    22,710,316
                                                                  ------------
                                                                   104,981,094
                                                                  ------------
             GAS UTILITIES - 0.18%
     80,000  Sempra Energy .....................................     3,304,800
                                                                  ------------

             HEALTH CARE EQUIPMENT AND SUPPLIES - 4.92%
    250,000  Accelrys, Inc. (a) ................................     1,237,500
    463,200  Biosite, Inc. (a) .................................    25,471,368
    100,700  Cooper Companies, Inc. (The) ......................     6,128,602
    100,000  Cytyc Corp. (a) ...................................     2,206,000
    650,000  Medtronic, Inc. ...................................    33,663,500
    106,100  PolyMedica Corp. ..................................     3,783,526
    600,000  Steris Corp. ......................................    15,462,000
     94,300  Zoll Medical Corp. (a) ............................     2,399,935
                                                                  ------------
                                                                    90,352,431
                                                                  ------------

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS AND SERVICES - 4.03%
    146,500  BioScrip, Inc. (a) ................................  $    879,000
    344,100  Cerner Corp. (a) ..................................    23,388,477
    300,000  DaVita, Inc. (a) ..................................    13,644,000
    350,000  Healthsouth Corp. (a) .............................     1,925,000
    100,000  Humana, Inc. (a) ..................................     3,974,000
    150,000  McKesson Corp. ....................................     6,718,500
    200,000  Priority Healthcare Corp. - Class B (a) ...........     5,072,000
    400,000  Renal Care Group, Inc. (a) ........................    18,440,000
                                                                  ------------
                                                                    74,040,977
                                                                  ------------
             HOTELS, RESTAURANTS AND LEISURE - 3.36%
    181,300  California Pizza Kitchen, Inc. (a) ................     4,944,051
    207,400  CBRL Group, Inc. ..................................     8,059,564
  1,400,000  McDonald's Corp. ..................................    38,850,000
    150,000  Outback Steakhouse, Inc. ..........................     6,786,000
     77,000  Papa John's International, Inc. (a) ...............     3,077,690
                                                                  ------------
                                                                    61,717,305
                                                                  ------------
             HOUSEHOLD DURABLES - 1.30%
    100,000  Black & Decker Corp. ..............................     8,985,000
     47,800  Lancaster Colony Corp. ............................     2,051,576
     17,900  La-Z-Boy, Inc. ....................................       260,803
    267,100  Sherwin-Williams Co. ..............................    12,577,739
                                                                  ------------
                                                                    23,875,118
                                                                  ------------
             HOUSEHOLD PRODUCTS - 3.08%
     49,900  Blyth, Inc. .......................................     1,399,695
    450,000  Clorox Co. (The) ..................................    25,074,000
    172,000  Kimberly-Clark Corp. ..............................    10,765,480
    400,000  Wal-Mart Stores, Inc. .............................    19,280,000
                                                                  ------------
                                                                    56,519,175
                                                                  ------------
             INDUSTRIAL CONGLOMERATES - 1.74%
    700,000  General Electric Co. ..............................    24,255,000
     49,800  Gerber Scientific, Inc. (a) .......................       346,608
    250,000  Tyco International Ltd. ...........................     7,300,000
                                                                  ------------
                                                                    31,901,608
                                                                  ------------
             INFORMATION TECHNOLOGY CONSULTING AND SERVICES - 1.65%
    100,000  Anteon International Corp (a) .....................     4,562,000
    549,500  Computer Sciences Corp. (a) .......................    24,013,150
     72,300  Macrovision Corp. (a) .............................     1,629,642
                                                                  ------------
                                                                    30,204,792
                                                                  ------------



--------------------------------------------------------------------------------
21

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INSURANCE - 3.09%
    600,000  Aon Corp. .........................................  $ 15,024,000
    300,000  Arthur J. Gallagher & Co. .........................     8,139,000
    150,000  ChoicePoint, Inc. (a) .............................     6,007,500
    100,000  Chubb Corp. (The) .................................     8,561,000
    250,000  MetLife, Inc. .....................................    11,235,000
    183,200  Protective Life Corp. .............................     7,734,704
                                                                  ------------
                                                                    56,701,204
                                                                  ------------
             INTERNET SOFTWARE AND SERVICES - 0.52%
    100,000  Check Point Software Technologies, Ltd. (a) .......     1,980,000
    268,000  Network Appliances, Inc. (a) ......................     7,576,360
                                                                  ------------
                                                                     9,556,360
                                                                  ------------
             LEISURE EQUIPMENT AND PRODUCTS - 3.46%
    100,000  Brunswick Corp. ...................................     4,332,000
    296,900  Callaway Golf Co. .................................     4,581,167
    750,000  Eastman Kodak Co. .................................    20,137,500
     49,400  Fuji Photo Film Co., Ltd. - ADR ...................     1,609,946
    300,000  Grupo Televisa S.A. - ADR .........................    18,627,000
    200,000  Mattel, Inc. ......................................     3,660,000
    250,000  Nautilus Group, Inc. (The) ........................     7,125,000
    525,000  TiVo, Inc. (a) ....................................     3,507,000
                                                                  ------------
                                                                    63,579,613
                                                                  ------------
             MACHINERY - 0.21%
    205,000  AGCO Corp. (a) ....................................     3,919,600
                                                                  ------------
             MEDIA - 1.24%
    100,000  Comcast Corp. - Special Class A (a) ...............     2,995,000
      5,800  McGraw-Hill Co., Inc. (The) .......................       256,650
    506,300  Scholastic Corp. (a) ..............................    19,517,865
                                                                  ------------
                                                                    22,769,515
                                                                  ------------
             METALS & MINING - 3.26%
    882,200  Barrick Gold Corp. ................................    22,081,466
    200,000  Mittal Steel Co. - Class A ........................     4,748,000
    553,900  Newmont Mining Corp. ..............................    21,618,717
    500,000  Placer Dome, Inc. .................................     7,690,000
    230,000  Worthington Industries, Inc. ......................     3,634,000
                                                                  ------------
                                                                    59,772,183
                                                                  ------------
             MULTILINE RETAIL - 5.68%
  1,200,000  BJ's Wholesale Club, Inc. (a) .....................    38,988,000
    800,000  CVS Corp. .........................................    23,256,000
    350,000  Dollar Tree Stores, Inc. (a) ......................     8,400,000
    600,000  Kohl's Corp. (a) ..................................    33,546,000
                                                                  ------------
                                                                   104,190,000
                                                                  ------------

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             OFFICE ELECTRONICS - 0.12%
     40,300  Canon, Inc. - ADR .................................  $  2,120,989
                                                                  ------------

             OIL AND GAS - 9.27%
    200,000  Anadarko Petroleum Corp. ..........................    16,430,000
    300,000  BP Amoco PLC - ADR ................................    18,714,000
     88,800  Burlington Resources, Inc. ........................     4,905,312
    200,000  Cabot Corp. .......................................     6,600,000
    250,000  ChevronTexaco Corp. ...............................    13,980,000
    500,000  ConocoPhillips ....................................    28,745,000
    359,000  Exxon Mobil Corp. .................................    20,631,730
    350,000  Marathon Oil Corp. ................................    18,679,500
    200,000  Newfield Exploration Co. (a) ......................     7,978,000
     25,000  Petro-Canada ......................................     1,628,500
    300,000  Petroleo Brasileiro S.A. - ADR ....................    15,639,000
    250,000  Royal Dutch Petroleum Co. .........................    16,225,000
                                                                  ------------
                                                                   170,156,042
                                                                  ------------

             PHARMACEUTICALS - 7.79%
    100,000  Alpharma, Inc. - Class A ..........................     1,447,000
    565,800  Altair Nanotechnologies, Inc. (a) .................     1,623,846
    300,000  Biovail Corp. (a) .................................     4,656,000
    200,000  Bristol-Myers Squibb Co. ..........................     4,996,000
    400,000  Johnson & Johnson .................................    26,000,000
  1,538,200  King Pharmaceuticals, Inc. (a) ....................    16,028,044
    100,000  Medicis Pharmaceutical Corp. ......................     3,173,000
    400,000  Mylan Laboratories, Inc. ..........................     7,696,000
    500,000  Novartis AG - ADR .................................    23,720,000
  1,100,000  Pfizer, Inc. ......................................    30,338,000
    250,000  Pharmaceutical Product Development, Inc. (a) ......    11,715,000
    125,000  Pharmacopeia Drug Discovery, Inc. (a) .............       503,750
    150,000  Schering-Plough Corp. .............................     2,859,000
    250,000  Shire Pharmaceuticals Group PLC - ADR .............     8,200,000
                                                                  ------------
                                                                   142,955,640
                                                                  ------------
             REAL ESTATE - 1.47%
    200,000  HRPT Properties Trust .............................     2,486,000
     65,000  Standard Pacific Corp. ............................     5,716,750
    234,600  Vornado Realty Trust ..............................    18,861,840
                                                                  ------------
                                                                    27,064,590
                                                                  ------------


--------------------------------------------------------------------------------
23

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             ROAD AND RAIL - 1.00%
    100,000  Burlington Northern Santa Fe Corp. ................ $   4,708,000
    100,000  Canadian National Railway Co. .....................     5,765,000
      9,900  Canadian Pacific Railway Ltd. .....................       341,649
    327,200  Swift Transportation Co. (a) ......................     7,620,488
                                                                 -------------
                                                                    18,435,137
                                                                 -------------
             SEMICONDUCTOR EQUIPMENT AND PRODUCTS - 1.07%
     50,000  Kyocera Corp. - ADR ...............................     3,835,000
     50,000  Nanometrics, Inc. (a) .............................       624,500
    300,000  NVIDIA Corp. (a) ..................................     8,016,000
    525,000  Taiwan Semiconductor Manufacturing Co., Ltd. - ADR      4,788,000
    150,000  Veeco Instruments, Inc. (a) .......................     2,442,000
                                                                 -------------
                                                                    19,705,500
                                                                 -------------
             SOFTWARE - 0.77%
     50,000  Adobe Systems, Inc. ...............................     1,431,000
    310,700  Borland Software Corp. (a) ........................     2,131,402
    261,800  John H. Harland Co. ...............................     9,948,400
    100,000  Parametric Technology Corp. (a) ...................       638,000
                                                                 -------------
                                                                    14,148,802
                                                                 -------------
             SPECIALTY RETAIL - 4.70%
    200,000  Abercrombie & Fitch Co. - Class A .................    13,740,000
    160,800  AutoNation, Inc. (a) ..............................     3,299,616
    300,000  Barnes & Noble, Inc. (a) ..........................    11,640,000
    300,000  Blockbuster, Inc. - Class A .......................     2,736,000
    287,000  Brink's Co. (The) .................................    10,332,000
    239,290  GameStop Corp. (a) ................................     7,154,771
    500,000  Home Depot, Inc. (The) ............................    19,450,000
    100,000  Luxottica Group S.p.A. - ADR ......................     2,059,000
    172,500  Men's Wearhouse, Inc. (The) (a) ...................     5,939,175
    250,000  Williams-Sonoma, Inc. (a) .........................     9,892,500
                                                                 -------------
                                                                    86,243,062
                                                                 -------------
             TEXTILES & APPAREL - 1.71%
    200,000  Jones Apparel Group, Inc. .........................     6,208,000
    100,000  NIKE, Inc. - Class B ..............................     8,660,000
    100,000  Talbots, Inc. .....................................     3,247,000
    750,000  Tommy Hilfiger Corp. (a) ..........................    10,320,000
     50,000  V.F. Corp. ........................................     2,861,000
                                                                 -------------
                                                                    31,296,000
                                                                 -------------
             WIRELESS TELECOMMUNICATIONS SERVICES - 0.07%
     70,300  China Mobile (Hong Kong) Ltd. - ADR ...............     1,306,877
                                                                 -------------
             TOTAL COMMON STOCKS (Cost $1,670,907,213) .........$1,770,170,448
                                                                 -------------


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

 CONTRACTS   CALL OPTION CONTRACTS - 0.23%                           VALUE
--------------------------------------------------------------------------------
      2,000  S&P 500 Index Option, 07/16/05 at $1,200 .......... $   1,102,000
      2,000  S&P 500 Index Option, 08/20/05 at $1,200 ..........     3,084,000
                                                                 -------------
             TOTAL CALL OPTION CONTRACTS (Cost $5,426,000) ..... $   4,186,000
                                                                 -------------

 CONTRACTS   PUT OPTION CONTRACTS - 1.10%                             VALUE
--------------------------------------------------------------------------------
      6,500  Russell 2000 Index Option, 09/17/05 at $600 ....... $   4,420,000
      3,750  S&P 500 Index Option, 09/17/05 at $1,150 ..........     4,747,500
      5,750  S&P 500 Index Option, 09/17/05 at $1,175 ..........    10,982,500
                                                                 -------------
             TOTAL PUT OPTION CONTRACTS (Cost $49,919,125) ..... $  20,150,000
                                                                 -------------
             TOTAL INVESTMENTS AT VALUE - 97.77%
             (Cost $1,726,252,338) .............................$1,794,506,448
                                                                 -------------


   SHARES    MONEY MARKET FUNDS - 6.29%                              VALUE
--------------------------------------------------------------------------------
115,552,148  First American Treasury Obligation Fund - Class A
               (Cost $115,552,148).............................. $ 115,552,148
                                                                 -------------

             TOTAL INVESTMENTS AND MONEY MARKET
             FUNDS AT VALUE - 104.06%
             (Cost $1,841,804,486) .............................$1,910,058,596

             LIABILITIES IN EXCESS OF OTHER ASSETS - (4.06%)....   (74,544,923)
                                                                 -------------

             NET ASSETS - 100.00% ..............................$1,835,513,673
                                                                 =============

(a)  Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.




--------------------------------------------------------------------------------
25

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

                                                   VALUE OF        PREMIUMS
 CONTRACTS   WRITTEN CALL OPTIONS                  OPTIONS         RECEIVED
--------------------------------------------------------------------------------
      6,500  Russell 2000 Index Option,
               09/17/05 at $600 ................ $31,330,000      $22,415,250
      3,750  S&P 500 Index Option,
               09/17/05 at $1,150 ..............  20,902,500       18,745,312
      5,750  S&P 500 Index Option,
               09/17/05 at $1,175 ..............  21,562,500       19,542,813
                                                 -----------      -----------
                                                 $73,795,000      $60,703,375
                                                 ===========      ===========

 See accompanying notes to financial statements.








--------------------------------------------------------------------------------

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

  SHARES     COMMON STOCKS - 25.73%                                  VALUE
--------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 0.84%
     47,100  Endesa S.A. - ADR .................................  $  1,079,532
                                                                   ------------

             ELECTRIC UTILITIES - 2.77%
      5,000  Constellation Energy Group ........................       288,450
     35,000  Korea Electric Power Corp. - ADR ..................       548,450
     45,000  MDU Resources Group, Inc. .........................     1,267,650
     50,000  OGE Energy Corp. ..................................     1,447,000
                                                                  ------------
                                                                     3,551,550
                                                                  ------------
             GAS UTILITIES - 1.32%
      4,400  Nicor, Inc. .......................................       181,148
     45,000  WGL Holdings, Inc. ................................     1,513,800
                                                                  ------------
                                                                     1,694,948
                                                                  ------------
             METALS AND MINING - 19.96%
     50,000  AngloGold Ashanti, Ltd. - ADR .....................     1,786,500
    275,000  Barrick Gold Corp. ................................     6,883,250
     35,000  Goldcorp, Inc. ....................................       552,300
     75,000  Harmony Gold Mining Co. ...........................       642,000
    175,000  Newmont Mining Corp. ..............................     6,830,250
    435,800  Placer Dome, Inc. .................................     6,702,604
     79,100  Randgold Resources Ltd. - ADR (a) .................     1,112,146
     75,000  Stillwater Mining Co. (a) .........................       556,500
     35,000  USEC, Inc. ........................................       512,400
                                                                  ------------
                                                                    25,577,950
                                                                  ------------
             OIL AND GAS - 0.84%
     25,000  SCANA Corp. .......................................     1,067,750
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $31,825,144).............  $ 32,971,730
                                                                  ------------






--------------------------------------------------------------------------------
27

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------


 PAR VALUE      U.S. TREASURY OBLIGATIONS - 65.82%                    VALUE
--------------------------------------------------------------------------------
                U.S. TREASURY BILLS - 23.33%
   $10,000,000  discount, due 07/14/2005 .......................  $  9,989,770
    10,000,000  discount, due 08/04/2005 .......................     9,972,720
    10,000,000  discount, due 09/22/2005 .......................     9,930,870
                                                                  ------------
                                                                    29,893,360
                                                                  ------------
                U.S. TREASURY NOTES - 7.69%
    10,000,000  1.50%, due 03/31/2006 ..........................     9,858,210
                                                                  ------------

                U.S. TREASURY INFLATION-PROTECTION NOTES - 34.80%
     9,861,300  3.375%, due 01/15/2012 .........................    11,015,003
    10,820,700  3.00%, due 07/15/2012 ..........................    11,888,400
    21,058,800  2.00%, due 01/15/2014 ..........................    21,697,977
                                                                  ------------
                                                                    44,601,380
                                                                  ------------

                TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $83,802,465)............................  $ 84,352,950
                                                                  ------------


   PAR VALUE    U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.66%            VALUE
--------------------------------------------------------------------------------
                FEDERAL FARM CREDIT BANK - 0.30%
   $   400,000  2.625%, due 09/24/2007 .........................  $    389,726
                                                                  ------------

                FEDERAL HOME LOAN BANK - 2.52%
     1,000,000  2.25%, due 10/25/2005 ..........................       996,229
     1,000,000  2.54%, due 01/26/2006 ..........................       993,598
       750,000  2.22%, due 09/12/2006 ..........................       736,361
       500,000  5.70%, due 04/16/2018 ..........................       500,111
                                                                  ------------
                                                                     3,226,299
                                                                  ------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.84%
     1,500,000  2.25%, due 12/30/2005 ..........................     1,489,560
     3,000,000  2.81%, due 09/28/2006 ..........................     2,961,819
JPY 50,000,000  2.125%, due 10/09/2007 .........................       471,916
                                                                  ------------
                                                                     4,923,295
                                                                  ------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $8,557,369)...............................  $  8,539,320
                                                                  ------------






--------------------------------------------------------------------------------

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------


   PAR VALUE    FOREIGN GOVERNMENT OBLIGATIONS - 0.18%                VALUE
--------------------------------------------------------------------------------
                CANADIAN GOVERNMENT NOTES -  0.18%
JPY 25,000,000  0.70%, due 03/20/2006 (Cost $209,177)...........  $    226,610
                                                                  ------------

                TOTAL INVESTMENTS AT VALUE - 98.39%
                 (Cost $124,394,156) ...........................  $126,090,610
                                                                  ------------


    SHARES      MONEY MARKET FUNDS - 1.27%                            VALUE
--------------------------------------------------------------------------------
     1,628,251  First American Treasury Obligation Fund - Class A
                (Cost $1,628,251) ..............................  $  1,628,251
                                                                   ------------
                TOTAL INVESTMENTS AND MONEY
                MARKET FUNDS AT VALUE - 99.66%
                (Cost $126,022,406) ............................  $127,718,861

                OTHER ASSETS IN EXCESS OF LIABILITIES - 0.34%...       436,663
                                                                  ------------

                NET ASSETS - 100.00%  ..........................  $128,155,524
                                                                  ============

(a) Non-income producing security.

ADR - American Depository Receipt

JPY - Japanese Yen

See accompanying notes to financial statements.







--------------------------------------------------------------------------------
29

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund (individually, a "Fund", and collectively, the "Funds") are each a series of Hussman Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, Hussman Strategic Growth Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc. (the "Adviser") at $10.00 a share on June 20, 2000. The Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002.

     Hussman  Strategic  Growth  Fund's  investment   objective  is  to  provide
long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

     Hussman Strategic Total Return Fund's investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

     SECURITIES AND OPTIONS VALUATION - The Funds' portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise at the mean of the closing bid and asked prices. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.



--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at a price between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2005, all options held by the Hussman Strategic Growth Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges.

     Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and asked prices. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

     In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar feely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

     FUTURES CONTRACTS AND OPTION TRANSACTIONS - Hussman Strategic Growth Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. Hussman Strategic Total Return Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities that it intends to purchase. The Fund may also purchase a foreign currency option to establish or modify the Fund's exposure to foreign currencies, or an interest rate futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase.


--------------------------------------------------------------------------------
31

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the liabilities section of the Fund's Statement of Assets and Liabilities and is subsequently valued. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities will be monitored on an ongoing basis to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

     FOREIGN CURRENCY TRANSLATION - Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

     A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

     B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

     C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

     Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.


--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     SHARE VALUATION AND REDEMPTION FEES - The net asset value of each Fund is calculated at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 1.5% if redeemed within six months of the date of purchase. During the years ended June 30, 2005 and June 30, 2004, proceeds from redemption fees totaled $897,771 and $502,840, respectively, for Hussman Strategic Growth Fund and $62,447 and $46,476, respectively, for Hussman Strategic Total Return Fund.

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions, losses deferred due to wash sales and treatment for foreign currency transactions.

     The tax character of distributions paid during the years ended June 30, 2005 and June 30, 2004 were as follows:

                                                                     Long-Term
                                        Years         Ordinary        Capital          Total
                                        Ended          Income          Gains       Distributions
------------------------------------------------------------------------------------------------
Hussman Strategic Growth Fund          06/30/05     $50,274,607     $18,091,384     $68,365,991
                                       06/30/04     $         -     $   392,622     $   392,622
------------------------------------------------------------------------------------------------
Hussman Strategic Total Return Fund    06/30/05     $ 2,689,841     $   236,250     $ 2,926,091
                                       06/30/04     $ 2,142,783     $         -     $ 2,142,783


--------------------------------------------------------------------------------
33

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     ORGANIZATION EXPENSES - All costs incurred by the Trust in connection with the organization of the Funds and the initial public offering of shares of the Funds, principally professional fees and printing, were initially paid by the Adviser. Costs related to Hussman Strategic Growth Fund have been recovered by the Adviser pursuant to the Expense Limitation Agreement. Costs related to Hussman Strategic Total Return Fund are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

     COMMON EXPENSES - Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

     ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.






--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     The following information is computed on a tax basis for each item as of June 30, 2005:

                                                 HUSSMAN            HUSSMAN
                                                STRATEGIC       STRATEGIC TOTAL
                                               GROWTH FUND        RETURN FUND
                                              --------------     --------------
Cost of portfolio investments and options ..  $1,737,990,387     $  126,022,406
                                              ==============     ==============
Gross unrealized appreciation ..............  $  183,306,797     $    3,390,949
Gross unrealized depreciation ..............     (85,033,588)        (1,694,494)
                                              --------------     --------------
Net unrealized appreciation ................  $   98,273,209     $    1,696,455
Net unrealized foreign exchange losses .....               -                (83)
Undistributed ordinary income ..............      31,706,643          1,386,585
Post-October losses ........................      (5,889,234)                 -
Undistributed long-term gains ..............         176,865            561,360
Other temporary differences ................               -           (121,696)
                                              --------------     --------------
Total distributable earnings ...............  $  124,267,483     $    3,522,621
                                              ==============     ==============

     The difference between the federal income tax cost of portfolio investments and options and the financial statement cost for Hussman Strategic Growth Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to option transactions and losses deferred due to wash sales.

     Hussman Strategic Growth Fund had realized capital losses of $5,889,234 during the period November 1, 2004 through June 30, 2005, which are treated for federal income tax purposes as arising during the Fund's tax year ended June 30, 2006. These "post-October losses" may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

     For the year ended June 30, 2005, Hussman Strategic Total Return Fund reclassified $2 of foreign exchange losses from accumulated net realized gains to undistributed net investment income on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.



--------------------------------------------------------------------------------
35

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

2. INVESTMENT TRANSACTIONS
     During the year ended June 30, 2005, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $1,488,416,515 and $1,138,005,564, respectively, for Hussman Strategic Growth Fund and $22,841,059 and $11,505,244, respectively, for Hussman Strategic Total Return Fund.

3. TRANSACTIONS WITH AFFILIATES
     Certain Trustees and officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC ("Ultimus"), the Funds' administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT
     Under the terms of an Advisory Agreement between the Trust, on behalf of Hussman Strategic Growth Fund, and the Adviser, during the fiscal year ended June 30, 2005, Hussman Strategic Growth Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at an annual rate of 1.25% on the first $250 million of its average daily net assets; 1.15% on the next $250 million of such assets; 1.05% on the next $500 million of such assets; and 0.95% on such assets in excess of $1 billion. Also during the fiscal year ended June 30, 2005, under the terms of an Advisory Agreement between the Trust, on behalf of Hussman Strategic Total Return Fund, and the Adviser, Hussman Strategic Total Return Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of the Fund.

     Effective July 1, 2005, Hussman Strategic Growth Fund pays a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.10% on the first $500 million of its average daily net assets; 1.00% on the next $500 million of such assets; 0.95% on the next $2 billion of such assets; and 0.90% on such assets in excess of $3 billion. Also effective July 1, 2005, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.55% on the first $500 million of its the average daily net assets; and 0.50% on such assets in excess of $500 million.

     Pursuant to an Expense Limitation Agreement with respect to the Hussman Strategic Total Return Fund, the Adviser has contractually agreed to waive a

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

portion of its advisory fees or to absorb operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of the Fund's average daily net assets. This expense limitation agreement remains in effect until at least December 31, 2006.

     Accordingly, during the year ended June 30, 2005, the Adviser waived advisory fees of $134,697. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Fund provided the Fund is able to effect such repayment without exceeding the 0.90% annual limitation, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. As of June 30, 2005, the amount of fee waivers and expense reimbursements available for reimbursement to the Adviser is $435,726. The Adviser may recapture a portion of this amount no later than the dates as stated below:

                                June 30, 2006     June 30, 2007    June 30, 2008
                                -------------     -------------    -------------
Hussman Strategic
  Total Return Fund               $162,297          $138,732         $134,697

ADMINISTRATION AGREEMENT
     Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     During the fiscal year ended June 30, 2005, for these services, Ultimus received a monthly fee from each of the Funds at an annual rate of 0.15% on the Fund's average daily net assets up to $50 million; 0.125% on the next $50 million of such assets; 0.10% on the next $150 million of such assets; 0.075% on the next $250 million of such assets; and 0.05% on such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

     Effective July 1, 2005, for these services, Ultimus receives a monthly fee from each of the Funds at an annual rate of 0.10% on the Fund's average daily net assets up to $250 million; 0.075% on the next $250 million of such assets; 0.05% on the next $1.5 billion of such assets; and 0.04% on such net assets in excess of $2 billion, subject to a minimum monthly fee of $2,000.



--------------------------------------------------------------------------------
37

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

FUND ACCOUNTING AGREEMENT
     Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Ultimus receives from each of the Funds a monthly base fee of $2,500, plus an asset based fee equal to 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Funds pay certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Funds' portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
     Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from each Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. For the year ended June 30, 2005, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $370,717 and $31,418, respectively, to Ultimus under the Agreement. In addition, the Funds pay certain out-of-pocket expenses incurred by Ultimus including, but not limited to, postage and supplies.

     For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing equivalent account maintenance services, at an annual rate of not more than $17 per account. During the year ended June 30, 2005, Hussman Strategic Growth Fund and Hussman Total Return Fund paid $343,622 and $39,633, respectively, to financial intermediaries.

COMPLIANCE CONSULTING AGREEMENT
     Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $1,000 per month, plus an asset-based fee at the annual rate of .005% of the average value of its daily net assets from $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion.


--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

During the year ended June 30, 2005, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $36,179 and $7,498, respectively, to Ultimus for compliance consulting services. In addition, the Funds pay reasonable out-of-pocket expenses incurred by Ultimus in connection with these services.

4. OPTION CONTRACTS WRITTEN
     Transactions in option contracts written by Hussman Strategic Growth Fund during the year ended June 30, 2005, were as follows:

                                                 OPTION             OPTION
                                                CONTRACTS           PREMIUMS
                                              --------------     --------------
Options outstanding at beginning of period .          21,250     $   48,315,052
Options written ............................         105,000        245,134,253
Options cancelled in a closing purchase
  transaction ..............................        (110,250)      (232,745,930)
                                              --------------     --------------

Options outstanding at end of period .......          16,000     $   60,703,375
                                              ==============     ==============


     No contracts were written by Hussman Strategic Total Return Fund during the year ended June 30, 2005.

5. BANK LINE OF CREDIT
     Hussman Strategic Growth Fund has an unsecured $10,000,000 bank line of credit. Hussman Strategic Total Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate per annum equal to the Prime Rate at the time of borrowing. During the year ended June 30, 2005, the Funds had no outstanding borrowings under their respective lines of credit.

6. CONTINGENCIES AND COMMITMENTS
     The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.




--------------------------------------------------------------------------------
39

HUSSMAN INVESTMENT TRUST
REPORT OF INDEPENDENT REGISTERED
--------------------------------------------------------------------------------
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hussman Investment Trust (comprising Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund) (collectively, the "Funds") as of June 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and, for Hussman Strategic Growth Fund, the financial highlights for each of the four years in the period then ended and, for Hussman Strategic Total Return Fund, the financial highlights for each of the three periods or years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Hussman Strategic Growth Fund presented herein for the period ended June 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated July 27, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund of Hussman Investment Trust as of June 30, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                              /s/ Ernst & Young LLP
Cincinnati, Ohio
July 29, 2005

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs:
(1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

     The table below illustrates each Fund's costs in two ways:

     ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for each Fund under the heading "Expenses Paid During Period."

     HYPOTHETICAL 5% RETURN - This section is intended to help you compare each Fund's costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund's actual return, the results do not illustrate the expenses associated with your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide an example of fund expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.


--------------------------------------------------------------------------------
41

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

     More information about each Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund's prospectus.

HUSSMAN STRATEGIC GROWTH FUND
                                    Beginning        Ending
                                   Account Value  Account Value   Expenses Paid
                                   Jan. 1, 2005   June 30, 2005   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00      $ 1,035.20         $6.21
Based on Hypothetical 5% Return
 (before expenses)                  $1,000.00      $ 1,018.70         $6.16

* Expenses are equal to Hussman Strategic Growth Fund's annualized expense ratio of (1.23%) for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period covered by this report).

HUSSMAN STRATEGIC TOTAL RETURN FUND
                                    Beginning        Ending
                                   Account Value  Account Value   Expenses Paid
                                   Jan. 1, 2005   June 30, 2005   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00      $ 1,002.00        $4.47
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00      $ 1,020.33        $4.51

* Expenses are equal to Hussman Strategic Total Return Fund's annualized expense ratio of (0.90%) for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period covered by this report).




--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise the day-to-day operations of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                   Position Held    Length of
Trustee                    Address                        Age      with the Trust   Time Served
------------------------------------------------------------------------------------------------
*John P. Hussman, Ph. D.   5136 Dorsey Hall Drive          42      President and    Since
                           Ellicott City, MD  21042                Trustee          June 2000

David C. Anderson          916 North Oak Park Avenue       54      Trustee          Since
                           Oak Park, IL  60302                                      June 2000

Nelson F. Freeburg         9320 Grove Park Cove            53      Trustee          Since
                           Germantown, TN  38139                                    June 2000

William H. Vanover         838 Long Lake Road, Suite 100   58      Trustee          Since
                           Bloomfield Hills, MI  48302                              June 2000

Robert G. Dorsey           225 Pictoria Drive              48      Vice President   Since
                           Cincinnati, OH  45246                                    June 2000

Mark J. Seger              225 Pictoria Drive              43      Treasurer        Since
                           Cincinnati, OH  45246                                    June 2000

John F. Splain             225 Pictoria Drive              48      Secretary        Since
                           Cincinnati, OH  45246                   and Chief        June 2000
                                                                   Compliance
                                                                   Officer

* Dr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

     Each  Trustee   oversees  two  portfolios  of  the  Trust.   The  principal
occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are as follows:

     John P. Hussman, Ph. D. is Chairman of the Adviser and portfolio manager of the Funds. He was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School from 1992 until 1999.

     David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).

--------------------------------------------------------------------------------
43

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

     William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

     Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-487-7626.


FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2005. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund intend to designate up to a maximum amount of $50,274,607 and $2,689,841, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended June 30, 2005, 48% and 14%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund qualified for the dividends received deduction for corporations.

     As required by federal regulations, complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

(UNAUDITED)
--------------------------------------------------------------------------------

     The Board of Trustees of Hussman Investment Trust, with the Independent Trustees voting, have reviewed and approved the continuance of each Fund's Investment Advisory Agreement (the "Agreements") with the Adviser. Approval took place at an in-person meeting, held on June 23, 2005 at which all of the Trustees were present.

     The Independent Trustees were advised by independent counsel of their fiduciary obligations in approving the Agreements, and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreements and whether the Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of the Funds' shareholders. The Trustees reviewed the background, qualifications, education and experience of the Adviser's investment manager and support personnel. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided to the Trust, the Adviser's compliance program, and the Adviser's role in coordinating such services and programs. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and also met in a private session with counsel at which no representatives of the Adviser were present.

     The Adviser provided the Board with extensive information to assist the Trustees in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The Funds' returns were compared to the returns of relevant indices, similarly managed mutual funds, and other pooled investment vehicles. These analyses and comparisons showed that, since the inception of Hussman Strategic Growth Fund, the Fund's stock selection has substantially outperformed the returns of the S&P 500 Index and the Russell 2000 Index, and that the Fund's hedging strategies have generally been successful in enhancing the total returns of the Fund while substantially reducing volatility. Based upon their review, the Trustees found that Hussman Strategic Growth Fund has outperformed relevant securities indices with substantially less downside risk than a passive investment approach, and that periods of

--------------------------------------------------------------------------------
45

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

moderated performance due to hedging have been consistent with the investment objectives of the Fund, and commensurate with the reduction in risk achieved. The Trustees, when reviewing the performance of Hussman Strategic Total Return, took note that during its relatively brief period of operations, the Fund's average annual total return of 6.13% from inception on September 12, 2002 through May 31, 2005 compared favorably to the 4.80% return of the Lehman Brothers U.S. Aggregate Bond Index.

     In reviewing the advisory fees and total expense ratios of the Funds, the Trustees were provided with comparative expense and advisory fee information for mutual funds and other pooled investment vehicles, categorized both by fund size and by investment style. The Trustees took note of the fact that, since Hussman Strategic Growth Fund's inception, its advisory fee and total expense ratios have frequently been reduced as a result of advisory fee breakpoints and economies of scale in other expenses. The Adviser and the Trustees agreed to an additional reduction in the advisory fee payable by Hussman Strategic Growth Fund, effective July 1, 2005. The Adviser offered this fee reduction, consistent with its prior fee initiatives, to lower expenses for the benefit of shareholders as the Fund grows. The advisory fee paid by Hussman Strategic Growth Fund had been computed at the annual rates of 1.25% on the first $250 million of the Fund's average daily net assets, 1.15% on the next $250 million of such assets, 1.05% on the next $500 million of such assets, and 0.95% on such assets in excess of $1 billion. Effective July 1, 2005, the advisory fee was reduced to 1.10% on the first $500 million of the Fund's average daily net assets, 1.00% on the next $500 million of such assets, 0.95% on the next $2 billion of such assets, and 0.90% on such assets over $3 billion. The Trustees concluded that, based upon the investment strategies and the long-term performance of Hussman Strategic Growth Fund, the advisory fees to be paid by Hussman Strategic Growth Fund are reasonable. The Trustees noted that the fee revisions will result in an immediate reduction of $750,000 annually in the advisory fees paid by the Fund, further resulting in a decline in the Fund's advisory fee ratio (based on the Fund's net assets at the time of the Board meeting) to 1.01% and in the Fund's total expense ratio to approximately 1.17%. It was noted that further growth in net assets of Hussman Strategic Growth Fund would result in even further decline in the effective advisory fee rate. It was the consensus of the Independent Trustees that the breakpoints reflected in the new advisory fee schedule proposed by the Adviser are appropriate and allow the Fund to participate in economies of scale commensurate with asset growth.

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     The Trustees also approved a reduction in the advisory fee payable by Hussman Strategic Total Return Fund to the Adviser, effective July 1, 2005. The advisory fee paid by the Fund had been computed at the annual rate of 0.60% of the Fund's average daily net assets. Effective July 1, 2005, the advisory fee was reduced to 0.55% on the first $500 million of the Fund's average daily net assets and 0.50% on such assets over $500 million. The Adviser also agreed to continue in effect its agreement to waive its advisory fees from Hussman Strategic Total Return Fund to the extent necessary to maintain the Fund's total expense ratio at 0.90% per annum until at least December 31, 2006. The Independent Trustees concluded that the advisory fees to be paid by Hussman Strategic Total Return Fund are fair and reasonable when considered in light of the absolute and risk-adjusted performance of the Fund and other relevant factors.

     The Trustees reviewed a recent balance sheet of the Adviser and a statement of the Adviser's revenues and expenses with respect to each Fund for the year ended December 31, 2004 and for the quarter ended March 31, 2005. The Trustees also reviewed the Funds' brokerage costs and noted that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

     The Independent Trustees concluded that: (i) based on the long-term performance and risk characteristics of the Funds, the effectiveness of the Funds in achieving their stated objectives, and the Adviser's proactive stance regarding shareholder protections, ethics and communication to shareholders, the Adviser has provided high quality services; (ii) given the goals of the investment programs of the Funds to provide attractive risk-adjusted returns over a full market cycle, and the facts that the Adviser does not manage the Funds to "track" the market and has consistently adhered to its mandate and stated strategy in managing the Funds, the short-term performance of the Funds relative to mutual fund industry averages and broad market indices is generally not of significant relevance to the assessment of the overall quality of services provided by the Adviser to the Funds; (iii) in their view, the nature of the services required by the Funds are broader and more sophisticated than those required by most investment companies because of the nature of the Funds' investment programs, which involve extensive risk-management activities including both hedging and leveraging (depending on the prevailing market environment); (iv) although the advisory fees of the Funds are in the higher range of fees for mutual funds of similar size investing in similar securities, the advisory fees are comparable and in many cases lower than those of funds

--------------------------------------------------------------------------------
47

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

whose investment practices include hedging activities, and the Independent Trustees believe that the scope and quality of services provided by the Adviser, which exceed the norm, support the appropriateness of the advisory fees payable by the Funds; (v) Hussman Strategic Growth Fund has participated in economies of scale of expenses under its advisory fee structure and is expected to realize further benefits as the Fund's assets increase; (vi) the advisory fee structure of Hussman Strategic Total Return Fund has been modified to reflect potential future economies of scale, and the Adviser's commitment to cap overall operating expenses of Hussman Strategic Total Return Fund by waiving a significant portion of its advisory fees has enabled Hussman Strategic Total Return Fund to increase returns for shareholders and maintain an overall expense ratio that is competitive with those of funds investing in similar securities; and (vii) the Adviser has adopted a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds' brokerage transactions, and does not direct transactions to obtain "soft dollar" services, which has significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios) and increasing the investment returns of the Funds. The Independent Trustees also reviewed and considered the profitability of the Adviser with regards to its management of each Fund, concluding that the Adviser's profitability was not excessive, given the high quality and scope of services provided by the Adviser and the investment performance of the Funds and the absence of significant marketing expenses.

     No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Agreements. Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Funds under the Agreements, as amended with respect to fees, are fair and reasonable, and determined that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.




--------------------------------------------------------------------------------

                   [GRAPHIC OMITTED] HUSSMAN
                                          FUNDS

                               INVESTMENT ADVISER
                       Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)

                          ADMINISTRATOR/TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                                    CUSTODIAN
                                     US Bank
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                               1900 Scripps Center
                                312 Walnut Street
                             Cincinnati, Ohio 45202

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings will be available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This Annual Report is authorized for distribution only if accompanied or preceded by a current Prospectus for the Funds.

                       HUSSMAN STRATEGIC TOTAL RETURN FUND

                           An Investment Portfolio of

                            HUSSMAN INVESTMENT TRUST

                       Statement of Additional Information

                                November 1, 2005


     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for Hussman Strategic Total Return Fund dated November 1, 2005, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus may be obtained without charge, upon request, by writing Hussman Investment Trust at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-800-HUSSMAN (1-800-487-7626).

                                TABLE OF CONTENTS

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS .........................  2

CALCULATION OF NET ASSET VALUE ............................................ 21

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................ 22

SPECIAL SHAREHOLDER SERVICES .............................................. 22

MANAGEMENT OF THE TRUST ................................................... 24

INVESTMENT ADVISER ........................................................ 26

PORTFOLIO TRANSACTIONS .................................................... 28

OTHER SERVICE PROVIDERS ................................................... 30

GENERAL INFORMATION ....................................................... 32

ADDITIONAL TAX INFORMATION ................................................ 36

PERFORMANCE INFORMATION ................................................... 39

FINANCIAL STATEMENTS ...................................................... 42

APPENDIX A (RATINGS DESCRIPTIONS) ......................................... 43

APPENDIX B (PROXY VOTING POLICIES AND PROCEDURES) ......................... 45


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                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

     Hussman Investment Trust (the "Trust") is an open-end management investment company which currently offers two diversified investment portfolios, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund. This Statement of Additional Information applies only to the Hussman Strategic Total Return Fund (the "Fund"). For information on the Hussman Strategic Growth Fund, please call 1-800-487-7626. The Trust was organized and its Agreement and Declaration of Trust was filed with the State of Ohio on June 1, 2000.

                FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

                              INVESTMENT OBJECTIVE

     The Fund's objective is to provide long-term total return. The Fund invests primarily in fixed-income securities, with added emphasis on capital appreciation during favorable market conditions and capital preservation during unfavorable market conditions.

                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS,
                              STRATEGIES AND RISKS

     Information contained in this Statement of Additional Information expands upon information contained in the Fund's Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

U.S. GOVERNMENT SECURITIES

     U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Fund's shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include "zero coupon" securities that have no coupons or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities.



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FUTURES CONTRACTS AND RELATED OPTIONS

     The Fund may purchase or sell interest rate futures contracts or foreign currency futures contracts and related options. The Fund may utilize futures contracts to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against by gains realized on futures contacts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.

     A public market presently exists in currency futures contracts on the Euro, the Australian dollar, the British pound, the Canadian dollar, the Japanese yen, the Mexican peso, the New Zealand dollar and the Swiss franc. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. A clearing corporation associated with the exchange or board of trade on which a financial futures contact trades assumes responsibility for the completion of transactions.

     A futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the securities or currency called for in the contract at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

     In contrast to the situation when a Fund purchases or sells a security or currency, no security or currency is delivered or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of

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the  accumulated  balance in the writer's  margin  account.  This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Although futures contracts by their terms call for actual delivery or acceptance of securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities or currency and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

     The Fund will pay commissions on futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.

     RISKS RELATED TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements, it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

     There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate.


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     To the  extent  market  prices  remain  stable  during the period a futures contract or option is held by the Fund or such prices move in direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

     The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies that are being hedged. If the price of the futures contract moves more of less than the price of the securities or currencies being hedged, the Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities or currencies. If is possible that, where the Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities or currencies before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

     The market prices of futures contracts may be affected if participants in the futures market elect to close their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities or currencies and movements in the prices of futures contracts, an investment in a futures contract may not produce the intended benefit to the Fund even if market trends might otherwise favorably affect that transaction.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when

                                       5
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there is no movement in the price of the underlying securities or currency.

     REGULATORY MATTERS. The Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act") applicable to the issuance of senior securities. Additionally, the Fund has claimed an exclusion from the definition of the term "commodity pool operator" pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the "CEA"). Therefore, the Fund is not subject to regulation or registration as a commodity pool operator under the CEA.

FOREIGN CURRENCY OPTIONS

     A currency option is the right--but not the obligation--to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future. The two parties to a currency option contract are the option buyer and the option seller/writer. The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand. The option extends only until the stated expiration date. The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price. The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put).

     There are two types of option expirations, American-style and European-style. American-style options can be exercised on any business day prior to the expiration date. European-style options can be exercised at expiration only.

     The Fund may use foreign currency options to establish or modify the portfolio's exposure to non-U.S. dollar-denominated currencies. The expected use of foreign currency options by the Fund will be to simultaneously purchase call options and write put options on currencies which the Fund seeks to own. These option strategies simulate the purchase of a short-term money market instrument denominated in the foreign currency. When the Fund uses currency options, it is possible that the Fund may experience a loss in the event of a decline in the value of the underlying foreign currency. Factors which are difficult to predict, such as interest rate differentials between nations and temporary supply/demand imbalances between nations, may have a significant impact on currency option prices. The use of currency options by the Fund may lead to an increase in taxes payable by shareholders.

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WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the investment manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although the Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a delayed delivery basis.

     The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) segregates until the settlement date assets determined to be liquid by the investment manager in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

BORROWING MONEY

     The Fund does not intend to borrow money for the purpose of purchasing securities ("leverage"), but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes; provided that the Fund will not purchase any additional investments, except for bona fide hedging

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purposes, while such borrowings are outstanding. Borrowing involves the creation of a liability that requires the Fund to pay interest.

     The risks of borrowing include a higher volatility of the net asset value of the Fund's shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund's investments, adverse market movements and increases in the cost of borrowing. The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

CORPORATE DEBT SECURITIES

     The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

     A Fund's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest.

CONVERTIBLE DEBT SECURITIES

     A convertible debt security is a debt security that can be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible debt securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on the common stock. The value of a convertible debt security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible debt security. The conversion value of a convertible debt security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible debt security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible debt security will be increasingly influenced by its conversion value. A convertible debt security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible debt security. If a convertible debt security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

EXCHANGE TRADED FUNDS AND OTHER SIMILAR INSTRUMENTS

     Shares of exchange traded funds ("ETFs") and other similar instruments may be purchased by the Fund. An ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called "creation units." Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

     Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to SEC Order, in which case, they will not be subject to any such investment limitation. Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific "baskets" of securities of companies within a particular industry sector or group. These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs are not registered as investment companies under the 1940 Act. Such securities may also be exchange traded, but because they are not registered as investment companies, they are not subject to percentage investment limitations imposed by the 1940 Act.

     Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of bonds including: (1) risks that the general level of bond prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of bonds held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value. The Fund may purchase both and short positions in ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

     Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund's investment in these

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instruments will involve certain  indirect costs, as well as transaction  costs, such as brokerage commissions. The Investment Adviser will consider the expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs, which are investment companies, they invest substantially all of their assets in various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the American Stock Exchange ("AMEX"). The market prices of ETFs are expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF's shares on the AMEX. ETFs may trade at relatively modest discounts and premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund's shares could also be adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

     The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments). The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a bond index option if, as a result of such purchase or transaction, the aggregate "long" exposure relating to these investment positions would exceed 25% of the Fund's net assets. If, as a result of market movements, these investment positions represent more than 30% of value of the Fund's net assets, the Investment Adviser will reduce the Fund's positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund's net assets.

MONEY MARKET MUTUAL FUNDS

     For liquidity purposes, the Fund may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that the Fund may not acquire more than 3% of the total outstanding shares of any money market fund, and provided further that no more than 10% of the Fund's total assets may be invested in the securities of money market mutual funds and all other investment companies including ETFs in the aggregate. (To the extent that investments represent beneficial ownership interests in "baskets" of securities of companies which are not registered investment companies under the 1940 Act, or are ETFs that are exempt from percentage limitations pursuant to SEC Order, the percentage investment limitations set forth in the 1940 Act will not apply.) Notwithstanding the forgoing percentage limitations, the Fund may invest any percentage of its assets in a money market fund if immediately after such purchase not more than 3% of the total outstanding shares of such money market fund is owned by the Fund and all affiliated persons of the Fund. The Fund will incur additional expenses due to the duplication of expenses to the extent it invests in securities of money market mutual funds.

COMMERCIAL PAPER

     Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than 9 months and fixed rates of return. The Fund may invest in commercial paper rated in the highest rating category by any Nationally Recognized Statistical Rating Organization ("NRSRO").

ILLIQUID SECURITIES

     The Fund typically will not purchase illiquid securities, but in the rare case that the Fund does so, it will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) private placements and other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

     Because of the absence of a trading market for illiquid securities, the Fund may not be able to sell those securities at the times it desires to do so or at prices which are favorable. The investment manager will monitor the liquidity of the Fund's investments in illiquid securities. Certain securities available for resale pursuant to Rule 144A under the Securities Act of 1933 may not be treated as "illiquid" for purposes of this limit on investments in accordance with procedures adopted by the Board of Trustees.

     The Fund, if it invests in securities for which there is no ready market, may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the investment manager's most recent estimate of their fair market value. Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded. During the coming year, the Fund does not intend to invest more than 5% of its net assets in illiquid securities.

REPURCHASE AGREEMENTS

     The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the investment manager deems creditworthy, subject to the seller's agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the Fund's Custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller. However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities is less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, the Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the investment manager has determined are creditworthy under guidelines established by the Trustees.

     At such time as the Fund engages in the practice of securities lending, the Trustees will adopt procedures in order to manage the risks of securities lending.

VARIABLE AND FLOATING RATE SECURITIES

     Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

     The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

     The Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality.

MORTGAGE-RELATED SECURITIES

     The Fund may invest in mortgage-related securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related entities. The value of some mortgage-related securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the investment manager to forecast interest rates and other economic factors correctly.

     MORTGAGE PASS-THROUGH SECURITIES. Mortgage "pass-through" securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the "FHA"), or guaranteed by the Department of Veterans Affairs (the "VA").

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers.

     Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with

FHLMC's mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

FOREIGN SECURITIES

     The Fund may invest in foreign equity securities, including preferred securities of foreign issuers, and U.S. dollar- or foreign currency-denominated obligations of foreign governments. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

     The Fund's investments in foreign currency denominated debt obligations will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

EMERGING MARKET DEBT

     Investments in debt securities of governments of emerging market countries can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to services its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

     Emerging country governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

     The  ability  of  emerging  country  governmental  issuers  to make  timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

     To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.

     As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under the commercial bank loan agreements.

INFLATION-INDEXED BONDS

     The Fund may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

     Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year's inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

     The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

     While these securities are expected to be protected from long term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

     Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

REAL ESTATE INVESTMENT TRUSTS

     The Fund may invest in shares of real estate investment trusts ("REITs"), pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Equity REITs also offer the potential for growth as a result of property appreciation and, in addition, occasional capital gains from the sale of appreciated property. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage backed investments. They will derive their income from the collection of rents, the realization of capital gains from the sale of properties and from the collection of interest payments on outstanding mortgages held within the trust.

     Investors buy shares in REITs rather than investing directly in properties because direct ownership of real estate can be costly and difficult to quickly convert into cash. REITs do not have to pay income taxes if they meet certain Internal Revenue Code requirements. REITs need to meet asset diversification, source of income, distribution and certain other requirements in order to maintain their status as pass-through entities under the Internal Revenue Code of 1986, as amended. REITs offer investors greater liquidity and diversification than does direct ownership of a handful of properties.

     When profits, revenues or the value of real estate property owned by REITs decline or fail to meet market expectations, REIT share prices may decline as well. Therefore, REITs are subject to the risks associated with investing in real estate, any of which could cause the value of a REIT's share price to decline. Increases in interest rates typically lower the present value of a REIT's future earnings stream, and may make financing property purchases and improvements more costly. Since the market value of REIT shares may change based upon investors' collective perceptions of future earnings, the value of REIT shares will generally decline when investors anticipate or experience rising interest rates. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus including, without limitation, the following: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from registration; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

INVESTMENT RESTRICTIONS

     The Fund's investment objective may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. When used in this Statement of Additional Information and the Prospectus, a "majority" of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

     The Fund may not:

     1. Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry.

     2. With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to U.S. Government securities and securities of other investment companies).

     3. Borrow money or issue senior securities if such borrowings or other transactions would exceed more than 33 1/3% of the value of its total assets and except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets; and (iii) by entering into repurchase agreements.

     5. Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

     6. Purchase securities of companies for the purpose of exercising control.

     7. Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

     8. Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

     Except with respect to the percentage limitations relative to the borrowing of money (investment restriction number 3 above), if a percentage limitation set forth above, or stated elsewhere in this Statement of Additional Information or in the Prospectus, is met at the time an investment is made, a later change in percentage resulting from a change in the value of the Fund's investments or in the net assets of the Fund will not constitute a violation of such percentage limitation.

PORTFOLIO TURNOVER

     The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. Portfolio turnover rates for the Fund may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares or implementation of hedging strategies. High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund's shareholders. The investment manager does not anticipate that the Fund's annual portfolio turnover rate will exceed 200%. For the fiscal periods ended June 30, 2005, 2004 and 2003, the Fund's annualized portfolio turnover rate was 64%, 174% and 151%, respectively.

                         CALCULATION OF NET ASSET VALUE

     The net asset value of shares of the Fund is determined as of the close of the regular session of trading on New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     For purposes of computing the net asset value of the Fund, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, otherwise at the mean of the closing bid and ask prices. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service. Options traded on national securities exchanges are valued at a price between the closing bid and ask prices determined to most closely reflect market value as of the time of computation of net asset value. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges. In the event that market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted in good faith by the Board of Trustees of the Trust. Options will similarly be valued at their fair value determined as of the close of the NYSE if significant announcements or events affecting the market value of options occur subsequent to the NYSE close but prior to the close of options trading. Debt securities will be valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances. One or more pricing services may be utilized to determine the fair value of securities held by the Fund. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase, redemption or exchange order in proper form.

     The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission (the "SEC"); (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

     The Fund may pay the proceeds of a redemption by making an in-kind distribution of securities, but it has committed to pay in cash all redemption requests by a shareholder of record, limited in amount during any 90-day period up to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Board of Trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund. In this event, the securities would be valued in the same manner as the Fund's net asset value is determined. If the recipient sold such securities, brokerage charges would be incurred.

                          SPECIAL SHAREHOLDER SERVICES

     As noted in the Prospectus, the Fund offers the following shareholder services:

     REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

     AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the first business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

     AUTOMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan. A shareholder may receive monthly, quarterly or annual payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, quarterly or annually as specified). Payments may be made directly to an investor's account with a commercial bank or other depository institution via an Automated Clearing House ("ACH") transaction.

     Instructions for establishing this service are available by calling the Fund at 1-800-HUSSMAN. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see "How to Redeem Shares" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses. The Automatic Withdrawal Plan may be terminated at any time by the Fund upon thirty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-HUSSMAN, or by writing to:

                       Hussman Strategic Total Return Fund
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

     TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Transfer Agent at the address shown herein. Your request
should  include  the  following:   (1)  the  Fund  name
and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see "How to Redeem Shares" in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Transfer Agent.

                             MANAGEMENT OF THE TRUST

     Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Trust's shareholders. The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office. The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust's day-to-day operations. The officers are elected annually. Certain officers of the Trust also may serve as a Trustee.

     The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts. There are currently four Trustees, three of whom are not "interested persons," as defined by the 1940 Act, of the Trust (the "Independent Trustees"). The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees. Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

     The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

                                                                                                          NUMBER OF
                                                                          PRINCIPAL                      PORTFOLIOS
                                                                      OCCUPATION(S) DURING                 IN FUND
                                     LENGTH OF          POSITION(S)     PAST 5 YEARS AND                   COMPLEX
                                     TIME               HELD WITH       DIRECTORSHIPS OF                  OVERSEEN
NAME, ADDRESS AND AGE                SERVED             TRUST          PUBLIC COMPANIES**                BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES:

*John P. Hussman, Ph.D. (age 43)       Since            President     Chairman, President and                2
5136 Dorsey Hall Drive               July 2000         and Trustee    Treasurer of Hussman
Ellicott City, Maryland 21042                                         Econometrics Advisors,
                                                                      Inc.

INDEPENDENT TRUSTEES:
David C. Anderson (age 54)             Since            Trustee       Network Administrator                  2
916 North Oak Park Avenue            July 2000                        for Hepzibah Childrens
Oak Park, Illinois 60302                                              Association
                                                                      (child welfare
                                                                      organization)

Nelson F. Freeburg, Jr. (age 53)       Since            Trustee       President and Owner of                 2
9320 Grove Park Cove                 July 2000                        Formula Research, Inc.
Germantown, Tennessee 38139                                           (financial newsletter
                                                                      publisher); owner of
                                                                      Chicksaw Land &
                                                                      Investment Company

William H. Vanover (age 58)            Since            Trustee       Investment Officer for                 2
838 Long Lake Road, Suite 100        July 2000                        Planning Alternatives,
Bloomfield Hills, Michigan 48302                                      Ltd. (registered
                                                                      investment adviser)

                                                          24

EXECUTIVE OFFICERS:
Robert G. Dorsey (age 48)              Since            Vice          Managing Director of
225 Pictoria Drive, Suite 450        July 2000        President       Ultimus Fund Solutions,
Cincinnati, Ohio 45246                                                LLC and Ultimus Fund
                                                                      Distributors, LLC

Mark J. Seger (age 43)                 Since          Treasurer       Managing Director of
225 Pictoria Drive, Suite 450        July 2000                        Ultimus Fund Solutions,
Cincinnati, Ohio 45246                                                LLC and Ultimus Fund
                                                                      Distributors, LLC

John F. Splain (age 49)                Since          Secretary       Managing Director of
225 Pictoria Drive, Suite 450        July 2000                        Ultimus Fund Solutions,
Cincinnati, Ohio 45246                                                LLC and Ultimus Fund
                                                                      Distributors, LLC

* John P. Hussman, Ph.D., as an affiliated person of Hussman Econometrics Advisors, Inc. (the "Adviser"), is considered an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

**   None of the Trustees are directors of public companies.

     BOARD COMMITTEES. The Trustees have established a Nominating Committee, which is responsible for overseeing the composition of the Board and the various committees of the Board and for identifying and nominating qualified individuals to serve as Independent Trustees. The Trustees have also established an Audit Committee, the principal functions of which are: (i) the appointment, retention and oversight of the Trust's independent auditors; (ii) to meet separately with the independent auditors and review the scope and anticipated costs of the audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they deem appropriate. Messrs. Anderson, Freeburg and Vanover are the members of the Nominating Committee and the Audit Committee. The Audit Committee held two meetings during the fiscal year ended June 30, 2005. The Nominating Committee did not meet during such fiscal year. The Nominating Committee does not currently consider nominees recommended by shareholders of the Fund.

     TRUSTEES' OWNERSHIP OF FUND SHARES. The following table shows each Trustee's beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2004.

                              Dollar Range of           Aggregate Dollar Range
                             Fund Shares Owned          of Shares of All Funds
Name of Trustee                 by Trustee                 in Fund Complex
                                                         Overseen by Trustee
--------------------------------------------------------------------------------
John P. Hussman, Ph.D.        Over $100,000                  Over $100,000
INDEPENDENT TRUSTEES:
David C. Anderson                  None                      Over $100,000
Nelson F. Freeburg, Jr.     $50,001--$100,000                Over $100,000
William H. Vanover                 None                    $50,001--$100,000

     As of August 15, 2005, the Trustees and officers of the Trust as a group owned of record or beneficially 1.4% of the outstanding shares of the Fund.

     TRUSTEE COMPENSATION. No director, officer or employee of the Adviser or the Distributor receives any compensation from the Fund for serving as an officer or Trustee of the Trust. Each Trustee who is not an affiliated person of the Trust receives from the Trust an annual retainer of $10,000, payable quarterly, plus a fee of $2,000 for attendance at each meeting of the Board of Trustees (except that such fee is $4,000 with respect to the annual meeting of the Board), plus reimbursement of travel and other expenses incurred in attending meetings. The following table provides compensation amounts during the fiscal year ended June 30, 2005 to each of the Trustees:

                                                                                           Total
                                                                                       Compensation
                                  Aggregate                           Estimated           Paid for
                                Compensation        Pension or          Annual            Service
                                  Paid for          Retirement         Benefits         to the Fund
Trustee                        Service to the        Benefits            Upon             and Fund
                                    Fund              Accrued         Retirement          Complex**
------------------------------------------------------------------------------------------------------

John P. Hussman, Ph.D.*             None                None              None              None

David C. Anderson                 $11,000               None              None            $22,000

Nelson F. Freeburg, Jr.           $11,000               None              None            $22,000

William H. Vanover                $11,000               None              None            $22,000

     *    Interested person of the Trust as defined in the 1940 Act.
     ** There are two Funds within the "Fund Complex." Total compensation paid for service to the Fund and Fund Complex represents the aggregate compensation paid by the Fund and Hussman Strategic Growth Fund, the other series of the Trust.


                               INVESTMENT ADVISER

     Hussman Econometrics Advisors, Inc. (the "Adviser"), 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042, serves as investment adviser to the Fund under an investment advisory agreement dated as of September 10, 2002 (the "Advisory Agreement"). The Adviser, founded in March 1989, is a registered investment adviser that manages more than $2 billion in assets as of June 30, 2005. Subject to the Fund's investment objective and policies approved by the Trustees of the Trust, the Adviser manages the Fund's portfolio and makes all investment decisions for the Fund, and continuously reviews, supervises and administers the Fund's investment program.

     For these services, the Fund pays the Adviser a monthly fee at the annual rate of 0.55% of the first $500 million of average daily net assets of the Fund and 0.50% of such assets over $500 million, less any fee waivers.

     The Adviser has contractually agreed to waive a portion of its advisory fees or to absorb the Fund's operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of its average daily net assets. This Expense Limitation Agreement remains in effect until at least December 31, 2006. Any fee waivers or expense reimbursements by the Adviser, either before or after December 31, 2006, are subject to repayment by the Fund provided the Fund is able to effect such repayment and remain in compliance with the undertaking by the

Adviser to limit expenses of the Fund, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment.

     During the fiscal year ended June 30, 2005, the fees payable to the Adviser as calculated under the Advisory Agreement were $713,563; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser waived $134,697 of such fees. During the fiscal year ended June 30, 2004, the fees payable to the Adviser as calculated under the Advisory Agreement were $305,928; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser waived $138,732 of such fees. During the fiscal period ended June 30, 2003, the fees payable to the Adviser as calculated under the Advisory Agreement were $67,880; however, in order to meet its commitments under the Expense Limitation Agreement described above, the Adviser waived all of such fees and, in addition, reimbursed the Fund for $94,417 of its other operating expenses. Pursuant to the Expense Limitation Agreement, as of June 30, 2005, the Adviser may in the future recoup from the Fund fees waived and expenses reimbursed in an amount up to $435,726.

     Unless sooner terminated, the Advisory Agreement shall continue in effect until July 20, 2006, and thereafter shall continue for successive one-year periods if continuance is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Independent Trustees, cast in person at a meeting called for this purpose. The Advisory Agreement is terminable at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of the Fund, or by the Adviser. The Advisory Agreement also terminates automatically in the event of its assignment, as defined in the 1940 Act and the rules thereunder.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

PORTFOLIO MANAGER

     The Fund's Portfolio Manager is John P. Hussman, Ph.D. Dr. Hussman is the President and sole shareholder of the Adviser.

Other Accounts Managed (as of June 30, 2005)
----------------------

     Dr. Hussman is also responsible for the day-to-day management of Hussman Strategic Growth Fund (the "Growth Fund"), a second series of the Trust. The Fund and the Growth Fund are the Adviser's only investment advisory clients.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Number of     Total Assets of
                                                                 Total Number                          Accounts          Accounts
                                                                  of Other       Total Assets of     Managed with      Managed with
          Name of                                                 Accounts       Other Accounts      Advisory Fee      Advisory Fee
     Portfolio Manager              Type of Accounts              Managed            Managed           Based on           Based on
                                                                                                      Performance       Performance
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
John P. Hussman, Ph.D.        Registered Investment Companies:       1           $1,835,513,673            0                $0
                              Other Pooled Investment Vehicles:      0                 $0                  0                $0
                              Other Accounts:                        0                 $0                  0                $0
------------------------------------------------------------------------------------------------------------------------------------

Potential Conflicts of Interest
-------------------------------

     The Adviser does not believe that any material conflicts of interest exist as a result of Dr. Hussman managing both the Fund and the Growth Fund.

     The Adviser may occasionally recommend purchases or sales of the same portfolio securities for the Fund and the Growth Fund. In such circumstances, it is the policy of the Adviser to allocate purchases and sales among the Fund and the Growth Fund in a manner which the Adviser deems equitable, taking into consideration such factors as relative size of the portfolios, concentration of holdings, investment objectives, tax status, cash availability, purchase costs, holding periods and other pertinent factors relative to each series. The Adviser believes that it is highly unlikely that simultaneous transactions would adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell or the price at which such security can be purchased or sold.

Compensation
------------

     Compensation of Dr. Hussman includes a fixed salary paid by the Adviser plus the profits of the Adviser. The profitability of the Adviser is primarily dependent upon the value of the Fund's assets. However, compensation is not directly based upon the Fund's performance nor the value of the Fund's assets.

Ownership of Fund Shares
------------------------

     The following table indicates the dollar range of securities of the Fund beneficially owned by Dr. Hussman as of June 30, 2005.

           ----------------------------------------------------------
                                          Dollar Value of Fund
                   Name of                 Shares Beneficially
               Portfolio Manager                  Owned

           ----------------------------------------------------------
             John P. Hussman, Ph.D.          Over $1,000,000

           ----------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

     Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund's portfolio transactions.

     Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.

     Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers who provide investment research to the Adviser may receive orders for transactions on behalf of the Fund. Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely supplemental information obtained by the placement of brokerage orders of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

     While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above.

     Investment decisions for the Fund are made independently from those made for other accounts managed by the Adviser. Any other account may also invest in the securities in which the Fund invests. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account managed by the Adviser, the policy of the Adviser generally is that the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other account. In some instances, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund.

     During the fiscal periods ended June 30, 2005, 2004 and 2003, the Fund paid brokerage commissions of $22,238, $23,715 and $6,538, respectively.

                             OTHER SERVICE PROVIDERS

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

     Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").

     As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

     -- prepares and assembles reports required to be sent to the Fund's shareholders and arranges for the printing and dissemination of such reports;

     -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;

     -- arranges for the dissemination to shareholders of the Fund's proxy materials and oversees the tabulation of proxies by the Transfer Agent;

     --   reviews the provision of dividend disbursing services to the Trust;

     -- determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepares and arranges for the printing of dividend notices to shareholders; and provides the Fund's Transfer Agent and Custodian with such information as is required for them to effect the payment of dividends and distributions;

     -- prepares and files the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

     -- monitors compliance of the Fund's operation with the 1940 Act and with its investment policies and limitations; and

     -- makes such reports and recommendations to the Trust's Board of Trustees as the Board reasonably requests or deems appropriate.

     As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

     As Transfer Agent, Ultimus performs the following services in connection with the Fund's shareholders: maintains records for each of the Fund's shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

     Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of the Fund up to $250 million; 0.075% of such assets between $250 million and $500 million; 0.05% of such assets between $500 million and $2 billion; and 0.04% of such assets over $2 billion; subject, however, to a minimum fee of $2,000 per month. The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $17 per shareholder account, subject to a minimum fee of $1,500 per month. During the fiscal year ended June 30, 2005, Ultimus received fees of $156,591 from the Fund in its capacity as Administrator, $41,919 in its capacity as Fund Accountant, and $31,418 in its capacity as Transfer Agent. During the fiscal year ended June 30, 2004, Ultimus received fees of $73,162 from the Fund in its capacity as Administrator, $35,037 in its capacity as Fund Accountant, and $20,295 in its capacity as Transfer Agent. During the fiscal period ended June 30, 2003, Ultimus received fees of $20,255 from the Fund in its capacity as Administrator, $25,173 in its capacity as Fund Accountant, and $15,500 in its capacity as Transfer Agent.

     Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until July 20, 2006. The Service Agreements thereafter, unless otherwise terminated as provided in the Service Agreements, are renewed automatically for successive one-year periods.

     The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

PRINCIPAL UNDERWRITER

     Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor is compensated by the Adviser for its services to the Trust under a written agreement for such services. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

CUSTODIAN

     US Bank,  N.A.,  425  Walnut  Street,  Cincinnati,  Ohio  45202,  serves as
Custodian to the Trust pursuant to a Custody Agreement. The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Trust has selected Ernst & Young LLP, 312 Walnut Street, 19th Floor, Cincinnati, Ohio 45202, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Trust for its fiscal year ending June 30, 2006.

TRUST COUNSEL

     The Trust has retained Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, to serve as counsel for the Trust and counsel to the Trustees who are not "interested persons" of the Trust.

                               GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Trust is an unincorporated business trust that was organized under Ohio law on June 1, 2000. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and may further divide shares of a series into separate classes. In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class. Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder. If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

     Shares of the Fund, when issued, are fully paid and non-assessable. Shares have no subscription, preemptive or conversion rights. Shares do not have cumulative voting rights. Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held. Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class. However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

TRUSTEE LIABILITY

     The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

CODE OF ETHICS

     The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund's planned portfolio transactions. Each of these parties monitors compliance with its Code of Ethics.

PROXY VOTING POLICIES AND PROCEDURES

     The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities. The Proxy Policies and Procedures of the Trust and the Adviser are attached to this Statement of

Additional Information as Appendix B. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling 1-800-443-4249, or on the SEC's website at HTTP://WWW.SEC.GOV.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

     The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund, and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons. The Trust's Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to Portfolio Securities. Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees' misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the Chief Compliance Officer and all other officers of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

     o Public disclosure regarding the securities held by the Fund ("Portfolio Securities") is made in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q ("Official Reports"). Except for such Official Reports and as otherwise expressly permitted by the Trust's policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

     o Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Fund during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

     o Information regarding the general market exposure of the Fund (such as the average duration of bond holdings and the extent to which the Fund is hedged) may be disclosed, provided that such information is also disclosed on the Trust's website and the information does not identify specific Portfolio Securities.

     o Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

     o The Trust's Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities of the Fund that is made on the same basis to all shareholders of the Fund.

     o The Fund's policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust's administrator, distributor, custodian, legal counsel and auditors, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities. Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

--------------------------------------------------------------------------------
 TYPE OF SERVICE PROVIDER     TYPICAL FREQUENCY OF       RESTRICTIONS ON USE
                              ACCESS TO PORTFOLIO
                                 INFORMATION
--------------------------------------------------------------------------------
Adviser                       Daily                     Contractual and Ethical
--------------------------------------------------------------------------------
Administrator and             Daily                     Contractual and Ethical
Distributor
--------------------------------------------------------------------------------
Custodian                     Daily                     Contractual and Ethical
--------------------------------------------------------------------------------
Auditor                       During annual audit       Ethical
--------------------------------------------------------------------------------
Legal counsel                 Regulatory filings,       Ethical
                              board meetings, and
                              if a legal issue
                              regarding the
                              portfolio requires
                              counsel's review
--------------------------------------------------------------------------------
Printers                      Twice a year -            No formal restrictions
                              printing of semi-         in place. Printer would
                              annual and annual         not receive portfolio
                              reports                   information until at
                                                        least 30 days old.
--------------------------------------------------------------------------------
Broker/dealers through        Daily access to the       Contractual and Ethical
which Fund purchases and      relevant purchase
sells portfolio securities    and/or sale - no
                              broker/dealer has
                              access to the Fund's
                              entire portfolio
--------------------------------------------------------------------------------

          Such disclosures may be made without approval of the Trust's Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

     o The Trust's Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed. The Chief Compliance Officer shall approve such an arrangement only if he concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund. The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

     o Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

PRINCIPAL SHAREHOLDERS

     The following table provides the name and address of any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund as of August 15, 2005.

                                                                       Type of
Name and Address                      Shares         % Ownership      Ownership
----------------                      ------         -----------      ---------

Charles Schwab & Co., Inc.           5,717,289          48.8%          Record
101 Montgomery Street
San Francisco, California 94104

National Investor Services Corp.       731,303           6.2%          Record
55 Water Street, 32nd Floor
New York, New York 10041

                           ADDITIONAL TAX INFORMATION

     The Fund intends to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with the Code. Depending on the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of these states or localities. If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to "Qualified Dividends" for individuals.

     Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its "investment company taxable income" and 90% of its net tax-exempt interest. In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership ("PTP"); and
(2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

     The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

     A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

     Individual shareholders may benefit from lower rates applicable to long-term capital gains on certain distributions that are attributable to certain dividends received by the Fund from U.S. corporations and certain foreign corporations ("Qualified Dividends"). Such dividends are scheduled to be taxed at ordinary income rates starting in 2009. It appears that for an individual shareholder to benefit from the lower tax rate on Qualified Dividends, the shareholder must hold shares in the Fund, and the Fund must hold shares in the dividend-paying corporation at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders. A corporate shareholder's dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder's investment in shares of the Fund, or the Fund's investment in the shares of the dividend-paying corporation, is financed with indebtedness. Additionally, a corporate shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

     Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares. For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a "reportable transaction." A transaction may be a "reportable transaction" based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a "reportable transaction" and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.

     Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning.

Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation. In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

                             PERFORMANCE INFORMATION

     From time to time performance information for the Fund showing its average annual total return may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of the Fund will be calculated for the most recent 1, 5 and 10 year periods or, if the Fund has not been in existence for any such period, for the period since the Fund began operations. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result.

     Total return is a function of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return will fluctuate and is not necessarily representative of future results. Any fees charged by financial intermediaries with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations. These fees, if charged, will reduce the actual performance from that quoted. If the Adviser voluntarily waives all or a part of its fees, the total return of the Fund will be higher than it would be in the absence of such voluntary waiver.

CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is a measure of the change in value of the investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Average annual total return will be calculated by:
(1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result.

     The Fund may also quote average annual total return over the specified periods (i) after taxes on Fund distributions and (ii) after taxes on Fund distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The table below shows the Fund's average annual total returns for periods ended June 30, 2005:

                                                        Since Inception
                                          One Year      (Sept. 12, 2002)
                                          --------      ----------------
Return Before Taxes                         6.40%            6.69%
Return Before Taxes on Distributions        5.59%            5.61%
Return Before Taxes on Distributions
  and Sale of Fund Shares                   4.23%            5.13%

OTHER QUOTATIONS OF TOTAL RETURN

     The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The cumulative return of the Fund as calculated in this manner for the period since inception (September 12, 2002) to June 30, 2005 is 19.87%. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total returns as described above.


YIELD

     From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[(a-b/cd +1)6 - 1]
Where:

a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive  dividends
d =  the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Fund's yield for June 2005 was 1.13%.

PERFORMANCE COMPARISONS

     Advertisements, sales materials and shareholder reports may compare the performance of the Fund to the performance of other mutual funds with comparable investment objectives and policies or to various mutual fund or market indices, such as those prepared by Dow Jones & Co., Inc., Standard & Poor's, Lehman Brothers, Inc., Morgan Stanley Capital International and Frank Russell Company, as well as data prepared by Lipper, Inc. and Morningstar, Inc., widely recognized independent services which monitor the performance of mutual funds, and the Consumer Price Index. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, Pensions & Investments, and USA Today. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     From time to time, the Fund (or the Adviser) may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement these discussions; (4)descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment policies (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Fund may also include calculations, such as hypothetical compounding examples which describe hypothetical investment results in such communications. These performance examples will be based on an expressed set of assumptions and are not indicative of the performance of the Fund.

     Morningstar, Inc. rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based on a fund's historical risk/reward ratio as determined by Morningstar, Inc. relative to other funds in that fund's investment objective category or class. The one- to five-star ratings represent the following ratings by Morningstar, Inc., respectively: Lowest, Below Average, Neutral, Above Average and Highest.

                              FINANCIAL STATEMENTS

     The financial statements of the Fund, which have been audited by Ernst & Young LLP, are incorporated herein by reference to the annual report of the Fund dated June 30, 2005.

                                   APPENDIX A

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR INVESTMENT GRADE DEBT SECURITIES ARE AS FOLLOWS:

     Moody's Investors Service, Inc.
     -------------------------------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Standard & Poor's Ratings Group
     -------------------------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC and CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

                                   APPENDIX B

                          HUSSMAN INVESTMENT TRUST AND
               HUSSMAN ECONOMETRICS ADVISORS, INC. (THE "ADVISER")

                      PROXY VOTING POLICIES AND PROCEDURES

As part of their fiduciary responsibilities, Hussman Investment Trust (the "Trust") and the Adviser intend to exercise proxy votes concerning matters of corporate governance and business practices at the companies in which the Trust invests. The Trust and the Adviser exercise their voting responsibilities with the goal of maximizing the value of shareholders' investments, subject to reasonable standards of ethical business conduct and social responsibility by the companies in which the Trust invests.

The Trust's board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Trust. The Adviser's proxy voting principles for the Trust are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented:

GENERAL POLICY FOR VOTING PROXIES

The Adviser will vote proxies in a manner intended to maximize the value of investments to shareholders, subject to reasonable standards of social responsibility. The Adviser will attempt to resolve any conflict of interest between shareholder interests and the business interests of the Adviser must be resolved in the way that will most benefit the shareholders of the Trust.

When voting proxy ballots, the Adviser gives substantial weight to the recommendation of management, in an attempt to give the company broad flexibility to operate as it believes is appropriate. However, the Adviser will consider each issue on its own merits, and the position of a company's management will not be supported in any situation where the Adviser determines, in its discretion, that such position is not in the best interests of shareholders (for example, dilution of shareholder interests through option grants), or against reasonable standards of ethical conduct and social responsibility (for example, marketing certain products to minors, and insufficient controls or oversight with respect to foreign workplace standards).

Proxy voting, absent any unusual circumstances, will be conducted in accordance with the procedures set forth below.

ELECTION OF BOARDS OF DIRECTORS

While representation by management on the board of directors of a corporation can be of significant benefit in shaping effective business practices, the Adviser believes that the majority of board members should be independent. In addition, key board committees - particularly audit committees - should be entirely independent.

The Adviser will generally support the election of directors that result in a board made up of a majority of independent directors. The

Adviser may support efforts to declassify existing boards, and may block efforts by companies to adopt classified board structures.

EQUITY-BASED COMPENSATION PLANS

The Adviser strongly favors incentive compensation plans based on increases in "economic value added" (EVA): after-tax operating profits minus capital costs (debt service plus the risk-adjusted cost of equity capital). In contrast, the Adviser generally views stock and option incentive plans as hostile to the interests of shareholders, dilutive, subject to windfalls unrelated to financial performance, ineffective in enhancing the market value of equities, and poorly suited to increasing the long-term cash flows available to shareholders.

The Adviser will generally vote against stock and option incentive plans in any form.

The Adviser supports expensing the full value of option grants on an accrual basis (for more information, please see "How and why stock options should be expensed from corporate earnings" on the Research & Insight page of WWW.HUSSMANFUNDS.COM).

In contrast to option incentive plans, the Adviser will generally vote in favor of employee stock PURCHASE plans (i.e. availability of stock purchase by employees at a fixed discount to market value). Though the Advisor sees such plans as less effective than EVA plans, they are acceptable as a legitimate employment benefit, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

CORPORATE AND SOCIAL POLICY ISSUES

The decision to purchase a given security includes an evaluation of the company's industry and products, as well as confidence in management to pursue the best interests of the company. While the Adviser does not specifically restrict investments against particular industries such as tobacco, defense, nuclear power or other areas, the Adviser believes that corporate policy should adhere to reasonable standards of social responsibility. Proxy matters in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser believes that the marketing to minors of violent media, explicit material, or potentially addictive substances (alcohol, tobacco), or unrestricted availability having similar effect, is unethical and socially irresponsible. The Adviser will generally vote in favor of resolutions to reasonably restrict such practices, provided that the actions required by the resolutions are sufficiently targeted and quantifiable.

The Adviser believes that companies with substantial manufacturing activities in developing countries can substantially limit risks to reputation, reduce legal liability, and enhance financial stability by adopting well-articulated human rights policies. The Adviser will generally vote in favor of adopting such policies, particularly with regard to safety and workplace conditions, provided that they do not include restrictive provisions that unduly limit the ability of the company to operate competitively, or the flexibility of the company to determine the size and compensation of its labor force.

APPROVAL OF INDEPENDENT AUDITORS

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, create a risk of impaired independence.

CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and will generally vote for proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent). The Adviser will generally vote against proposals for a separate class of stock with disparate voting rights.

The Adviser will generally vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote. In evaluating these plans, the Adviser will be more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

CONFLICTS OF INTEREST

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Audit Committee. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser's decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the Proxy Manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, the conflict shall be disclosed to the Audit Committee and the Adviser shall follow the instructions of the Audit Committee. The Proxy Manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

PROXY VOTING PROCESS

Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. The Adviser may utilize the services of outside professionals (such as Shareholder Services) to assist its analysis of voting issues and the actual voting of proxies. Records will be maintained regarding the voting of proxies under these policies and procedures as required by the federal securities laws and applicable rules.

                [GRAPHIC OMITTED]   HUSSMAN
                                        FUNDS

                            HUSSMAN INVESTMENT TRUST

                         HUSSMAN STRATEGIC GROWTH FUND


                               [GRAPHIC OMITTED]



                      HUSSMAN STRATEGIC TOTAL RETURN FUND



                               [GRAPHIC OMITTED]



                                 ANNUAL REPORT
                                 JUNE 30, 2005

                [GRAPHIC OMITTED]   HUSSMAN
                                        FUNDS


                              STRATEGIC GROWTH FUND

    Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Growth Fund versus the Standard & Poor's 500 Index and the Russell
                                 2000 Index(a)


                               [GRAPHIC OMITTED]


                                  Hussman Strategic Growth Fund -
                                  Equity investments and cash
Hussman Strategic Growth Fund     equivalents only (unhedged)(b)            S&P 500 Index             Russell 2000 Index
-----------------------------     --------------------------------        ------------------         --------------------
    7/24/2000    10,000                7/24/2000    10,000                 7/24/2000    10,000         7/24/2000    10,000
    7/31/2000    10,000                7/31/2000     9,997                 7/31/2000     9,773         7/31/2000     9,736
    8/31/2000    10,030                8/31/2000    10,545                 8/31/2000    10,380         8/31/2000    10,479
    9/30/2000    10,350                9/29/2000    10,226                 9/30/2000     9,832         9/30/2000    10,171
   10/31/2000    10,040               10/31/2000     9,639                10/31/2000     9,790        10/31/2000     9,717
   11/30/2000    10,840               11/30/2000     9,561                11/30/2000     9,018        11/30/2000     8,719
   12/31/2000    11,640               12/29/2000    10,486                12/31/2000     9,063        12/31/2000     9,468
    1/31/2001    11,270                1/31/2001    10,437                 1/31/2001     9,384         1/31/2001     9,961
    2/28/2001    12,030                2/28/2001    10,488                 2/28/2001     8,528         2/28/2001     9,307
    3/31/2001    12,430                3/30/2001    10,351                 3/31/2001     7,988         3/31/2001     8,852
    4/30/2001    12,190                4/30/2001    10,886                 4/30/2001     8,609         4/30/2001     9,545
    5/31/2001    12,340                5/31/2001    11,137                 5/31/2001     8,667         5/31/2001     9,779
    6/30/2001    12,200                6/29/2001    11,056                 6/30/2001     8,456         6/30/2001    10,117
    7/31/2001    12,470                7/31/2001    10,825                 7/31/2001     8,372         7/31/2001     9,569
    8/31/2001    12,770                8/31/2001    10,597                 8/31/2001     7,848         8/31/2001     9,260
    9/30/2001    12,640                9/28/2001     9,523                 9/30/2001     7,215         9/30/2001     8,014
   10/31/2001    12,767               10/31/2001     9,944                10/31/2001     7,352        10/31/2001     8,483
   11/30/2001    13,236               11/30/2001    11,015                11/30/2001     7,916        11/30/2001     9,139
   12/31/2001    13,348               12/31/2001    11,444                12/31/2001     7,985        12/31/2001     9,703
    1/31/2002    13,840                1/31/2002    11,713                 1/31/2002     7,869         1/31/2002     9,602
    2/28/2002    13,963                2/28/2002    11,568                 2/28/2002     7,717         2/28/2002     9,339
    3/31/2002    14,477                3/28/2002    12,637                 3/31/2002     8,007         3/31/2002    10,090
    4/30/2002    14,823                4/30/2002    12,629                 4/30/2002     7,522         4/30/2002    10,182
    5/31/2002    15,192                5/31/2002    12,529                 5/31/2002     7,466         5/31/2002     9,730
    6/30/2002    14,913                6/28/2002    11,567                 6/30/2002     6,935         6/30/2002     9,247
    7/31/2002    15,338                7/31/2002    10,544                 7/31/2002     6,394         7/31/2002     7,851
    8/31/2002    15,394                8/30/2002    10,510                 8/31/2002     6,436         8/31/2002     7,831
    9/30/2002    15,204                9/30/2002     9,644                 9/30/2002     5,737         9/30/2002     7,268
   10/31/2002    14,935               10/31/2002     9,997                10/31/2002     6,241        10/31/2002     7,501
   11/30/2002    14,775               11/29/2002    10,649                11/30/2002     6,609        11/30/2002     8,171
   12/31/2002    15,220               12/31/2002    10,296                12/31/2002     6,221        12/31/2002     7,716
    1/31/2003    15,148                1/31/2003     9,962                 1/31/2003     6,058         1/31/2003     7,502
    2/28/2003    14,931                2/28/2003     9,598                 2/28/2003     5,967         2/28/2003     7,276
    3/31/2003    14,919                3/31/2003     9,688                 3/31/2003     6,025         3/31/2003     7,369
    4/30/2003    15,184                4/30/2003    10,524                 4/30/2003     6,521         4/30/2003     8,068
    5/31/2003    16,338                5/30/2003    11,605                 5/31/2003     6,865         5/31/2003     8,934
    6/30/2003    16,590                6/30/2003    11,857                 6/30/2003     6,952         6/30/2003     9,095
    7/31/2003    17,119                7/31/2003    12,282                 7/31/2003     7,075         7/31/2003     9,665
    8/31/2003    17,528                8/29/2003    12,740                 8/31/2003     7,213         8/31/2003    10,108
    9/30/2003    17,155                9/30/2003    12,345                 9/30/2003     7,136         9/30/2003     9,921
   10/31/2003    17,756               10/31/2003    13,190                10/31/2003     7,540        10/31/2003    10,754
   11/30/2003    18,032               11/28/2003    13,573                11/30/2003     7,606        11/30/2003    11,136
   12/31/2003    18,429               12/31/2003    14,176                12/31/2003     8,005        12/31/2003    11,362
    1/31/2004    18,645                1/30/2004    14,624                 1/31/2004     8,152         1/31/2004    11,855
    2/29/2004    19,247                2/27/2004    15,119                 2/29/2004     8,265         2/29/2004    11,962
    3/31/2004    19,174                3/31/2004    14,979                 3/31/2004     8,140         3/31/2004    12,073
    4/30/2004    19,018                4/30/2004    14,542                 4/30/2004     8,013         4/30/2004    11,458
    5/31/2004    19,078                5/28/2004    14,704                 5/31/2004     8,123         5/31/2004    11,640
    6/30/2004    19,114                6/30/2004    15,037                 6/30/2004     8,281         6/30/2004    12,130
    7/31/2004    18,693                7/30/2004    14,204                 7/31/2004     8,006         7/31/2004    11,313
    8/31/2004    18,260                8/31/2004    14,058                 8/31/2004     8,039         8/31/2004    11,255
    9/30/2004    18,657                9/30/2004    14,481                 9/30/2004     8,126         9/30/2004    11,784
   10/31/2004    18,717               10/29/2004    14,580                10/31/2004     8,250        10/31/2004    12,016
   11/30/2004    19,151               11/30/2004    15,474                11/30/2004     8,584        11/30/2004    13,058
   12/31/2004    19,379               12/31/2004    15,992                12/31/2004     8,876        12/31/2004    13,444
    1/31/2005    19,190                1/31/2005    15,591                 1/31/2005     8,660         1/31/2005    12,883
    2/28/2005    19,619                2/28/2005    16,118                 2/28/2005     8,842         2/28/2005    13,102
    3/31/2005    19,707                3/31/2005    15,882                 3/31/2005     8,685         3/31/2005    12,727
    4/30/2005    19,619                4/30/2005    15,408                 4/30/2005     8,521         4/30/2005    11,998
    5/31/2005    19,808                5/31/2005    16,054                 5/31/2005     8,792         5/31/2005    12,783
    6/30/2005    20,060                6/30/2005    16,385                 6/30/2005     8,804         6/30/2005    13,276

Past performance is not predictive of future performance.

    ------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(c)
                        For Periods Ended June 30, 2005
                                                                Since
                                          1 Year    3 Years  Inception(d)
                                          ------    -------  ------------
      Hussman Strategic Growth Fund        4.95%     10.39%     15.15%
      S&P 500 Index                        6.32%      8.28%     (2.55%)
      Russell 2000 Index                   9.45%     12.81%      5.91%
    ------------------------------------------------------------------------

(a) The Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 and Russell 2000 are indices of large and small capitalization stocks, respectively.

(b) "Equity investments and cash equivalents only (unhedged)" reflects the performance of the Fund's portfolio of stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund's unhedged investment holdings do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(c) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)  Annualized. Initial public offering of shares was July 24, 2000.

               [GRAPHIC OMITTED]   HUSSMAN
                                       FUNDS


                           STRATEGIC TOTAL RETURN FUND


    Comparison of the Change in Value of a $10,000 Investment in the Hussman Strategic Total Return Fund versus the Lehman Brothers U.S. Aggregate Index(a)


                                [GRAPHIC OMITTED]

                                                     LEHMAN BROTHERS
HUSSMAN STRATEGIC TOTAL RETURN FUND                U.S. AGGREGATE INDEX
------------------------------------        -----------------------------------
      9/12/2002      10,000                       9/12/2002      10,000
      9/30/2002       9,960                       9/30/2002      10,097
     10/31/2002       9,830                      10/31/2002      10,050
     11/30/2002       9,790                      11/30/2002      10,047
     12/31/2002      10,230                      12/31/2002      10,255
      1/31/2003      10,240                       1/31/2003      10,264
      2/28/2003      10,270                       2/28/2003      10,406
      3/31/2003      10,177                       3/31/2003      10,398
      4/30/2003      10,177                       4/30/2003      10,484
      5/31/2003      10,610                       5/31/2003      10,679
      6/30/2003      10,681                       6/30/2003      10,658
      7/31/2003      10,407                       7/31/2003      10,300
      8/31/2003      10,670                       8/31/2003      10,368
      9/30/2003      10,977                       9/30/2000      10,642
     10/31/2003      10,987                      10/31/2003      10,543
     11/30/2003      11,069                      11/30/2003      10,569
     12/31/2003      11,233                      12/31/2003      10,676
      1/31/2004      11,297                       1/31/2004      10,762
      2/29/2004      11,466                       2/29/2004      10,878
      3/31/2004      11,689                       3/31/2004      10,960
      4/30/2004      11,052                       4/30/2004      10,675
      5/31/2004      11,275                       5/31/2004      10,632
      6/30/2004      11,267                       6/30/2004      10,693
      7/31/2004      11,309                       7/31/2004      10,799
      8/31/2004      11,577                       8/31/2004      11,005
      9/30/2004      11,714                       9/30/2004      11,034
     10/31/2004      11,843                      10/31/2004      11,127
     11/30/2004      11,942                      11/30/2004      11,038
     12/31/2004      11,963                      12/31/2004      11,140
      1/31/2005      11,768                       1/31/2005      11,210
      2/28/2005      11,931                       2/28/2005      11,143
      3/31/2005      11,817                       3/31/2005      11,086
      4/30/2005      11,665                       4/30/2005      11,236
      5/31/2005      11,752                       5/31/2005      11,358
      6/30/2005      11,987                       6/30/2005      11,420

Past performance is not predictive of future performance.

    ------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(b)
                        For Periods Ended June 30, 2005

                                                             Since
                                                1 Year     Inception(c)
                                                ------     ------------
      Hussman Strategic Total Return Fund        6.40%        6.69%
      Lehman Brothers U.S. Aggregate Index       6.80%        4.86%
    ------------------------------------------------------------------------

a)   The Lehman Brothers U.S.  Aggregate Index covers the U.S.  investment grade
     fixed-rate  bond  market,  with  index  components  for  U.S.   government,
     government agency and corporate securities.

(b) Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund adviser has agreed until at least December 31, 2005 to waive its investment advisory fees and to absorb Fund expenses to the extent necessary to limit the Fund's annual ordinary operating expenses to 0.90% of its average daily net assets. The Fund's performance has been positively affected by these provisions. Absent such fee waivers and expense reimbursements, Fund performance would be lower.

(c)  Annualized. Initial public offering of shares was September 12, 2002.

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS                                      JULY 29, 2005
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

     The Hussman Funds continued to perform as intended last year, with both the Strategic Growth Fund and the Strategic Total Return Fund achieving continued appreciation with contained volatility.

     The Strategic Growth Fund has achieved an average annual total return of 15.15% from its inception on July 24, 2000 through June 30, 2005, more than doubling in value, including reinvested distributions, compared with an average annual total return of -2.55% in the S&P 500 Index over the same period. Meanwhile, the deepest pullback in the value of the Fund since inception has been 6.98%, compared with a drawdown in the S&P 500 that reached a 47.41% loss at its deepest point. During the year ended June 30, 2005, while being broadly hedged against the impact of market fluctuations, the Strategic Growth Fund achieved a total return of 4.95%, compared with a total return of 6.32% in the S&P 500 Index.

     The Strategic Total Return Fund has achieved an average annual total return of 6.69% since its inception on September 12, 2002, compared with a 4.86% average annual return in the Lehman U.S. Aggregate Index. Since inception, the deepest peak-to-trough drawdown in the Strategic Total Return Fund has been 6.90%, which moderately exceeds the maximum drawdown of 4.66% experienced by the Lehman Aggregate during that period. As the Strategic Total Return Fund has not been in existence long enough to experience a full market cycle in bonds (a bull market and an ensuing bear market), a more representative drawdown analysis for the Strategic Total Return Fund will require additional data. During the year ended June 30, 2005, the Strategic Total Return Fund achieved a total return of 6.40%, slightly below the 6.80% total return in the Lehman Aggregate.

     Performance charts for both Funds are presented on the inside cover of this
Annual  Report.   Current  information   regarding  market  conditions  and  the
investment stance of the Funds is available at www.hussmanfunds.com

YEAR IN REVIEW
     During the past year, the rich valuations and low yields in the stock and bond markets have held us to relatively defensive investment positions in both the Strategic Growth Fund and the Strategic Total Return Fund.

     The Strategic Growth Fund's exposure to market fluctuations has been reduced by hedging the Fund's diversified portfolio of stocks with offsetting short sales of similar value in the S&P 500, S&P 100 and Russell 2000 indices,

--------------------------------------------------------------------------------
1

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

generally executed using option combinations. The Fund does not hedge more than the value of its long positions in stocks. The intent of these hedges is not to speculate about market declines or to establish "bearish" positions, but simply to reduce the impact of general market fluctuations on the Fund during market conditions that have historically delivered unsatisfactory returns to market risk, on average.

     When the Strategic Growth Fund is significantly hedged, the primary risk, as well as the primary source of expected returns, is the potential for the stocks held by the Fund to perform differently than the market as a whole. This performance difference between our stock holdings and the major indices can be either positive or negative over any given period of time, but has been a significant, and generally consistent, contributor to the returns of the Fund since its inception.

     During the year ended June 30, 2005, the largest industry holdings in the Strategic Growth Fund have been in health care and consumer related stocks, reflecting what I believe to be favorable valuations and market action in these areas. In recent years, one of the characteristics shared by many of our largest holdings is a relatively low volatility in revenue growth and profitability. Meanwhile, the Fund continues to have a relatively low exposure to financial stocks. This sector holds an unusually large weight in the S&P 500, relative to its historical average, partly as a result of a steep yield curve in recent years, as well as profitability in investment banking, mortgage originations, refinancing, and the continual leveraging of the U.S. economy. These trends, if extrapolated, might sustain the large share that financials hold in the S&P 500. However, I view that proposition as unlikely. The limited exposure of the Strategic Growth Fund to financials reflects my evaluation of what represents normalized profitability and valuations for this sector.

     Though the widely diversified portfolio of the Strategic Growth Fund makes it impossible to attribute performance to any short list of securities, individual stocks contributing to the Fund's performance during the year ended June 30, 2005 included Macromedia, Valero Energy, Petroleo Brasileiro, Abercrombie & Fitch, Archer Daniels Midland, ConocoPhillips, Newfield Exploration, CVS Corp., Marathon Oil, Barnes & Noble, Cerner, Anadarko Petroleum, and Renal Care Group, each which achieved in excess of $5 million in gains for the Fund. Losses above that amount were experienced in UTStarcom, Merck, and Silicon Laboratories.

     The Strategic Total Return Fund's exposure to market fluctuations has been achieved primarily by limiting the "duration" or maturity profile of the Fund. During the year ended June 30, 2005, the Fund generally maintained a

--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

duration of 1-3 years, meaning that a 100 basis point change in interest rates would be expected to impact the Fund by between 1-3% on the basis of bond price fluctuations. The majority of the Fund's Treasury bond exposure has been in inflation protected securities. Meanwhile, the Fund has generally held between 10-20% of its assets in precious metals shares, which have accounted for much of the day-to-day volatility in the Strategic Total Return Fund, and about one-third of the Fund's total returns during the past year.

     Individual securities contributing to the Strategic Total Return Fund's performance during the year ended June 30, 2005 included Barrick Gold and various U.S. Treasury inflation protected securities, particularly the 3.875% issue maturing on 04/15/29, and the 2.0% issue maturing on 01/15/14, each of which achieved in excess of $500,000 in gains for the Fund. Losses near this amount were experienced in Stillwater Mining and Placer Dome.

EVALUATING THE PERFORMANCE OF RISK-MANAGED INVESTMENTS
     The investment objectives of the Hussman Funds are distinctly long-term and "full cycle" in nature, emphasizing performance over bull and bear markets combined, and placing very little weight on tracking the market over short periods of time. Because of their emphasis on risk management, the Funds will periodically behave differently than various market indices. Particularly for the Strategic Growth Fund, the short-term rankings of the Fund are often driven far more by whether the market happened to be at a short-term peak or trough at the beginning or end of the measurement period, rather than reflecting any particular variation in Fund performance. As usual, I believe that the most appropriate way to evaluate performance is to examine returns between two successive peaks in the market, separated by at least a small number of years.

     For example, from the inception of the Strategic Growth Fund in 2000 to the present, the stock market has experienced a full market cycle (a bear market and a bull market combined). As such, the Fund's performance in terms of return and risk over the full peak-to-peak period is, in my view, far more representative than the Fund's performance during only the market's initial peak-to-trough period from 2000 to late-2002, or the trough-to-peak period from late-2002 to the present. Overall, I view the full-cycle performance of the Fund since inception as consistent with my expectations.

     It is true, however, that average market valuations have been unusually high during this market cycle. Since 2000, the S&P 500 has traded, on average, at 21 times its peak level of earnings (over 28 times its trailing 12-

--------------------------------------------------------------------------------
3

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

month earnings) - a multiple that matches those seen at historical extremes such as 1929, 1987 and 1972. Accordingly, the Fund has been more defensive, on average, than I would expect it to be during the average cycle. Likewise, the market's returns have been far lower, on average, than I would expect them to be in future market cycles (the recent 5-year total return for the S&P 500 remains negative). In an "ordinary" market cycle, then, I would expect average valuations to be lower, overall returns for the S&P 500 to be stronger, and I would also expect the Strategic Growth Fund to participate in the market's fluctuations to a greater extent.

     Although the span from 2000 to the present is an appropriate peak-to-peak evaluation period, more recent years have not contained a bear market decline of any significance, despite historically rich valuations. During the 3-year period ended June 30, 2005, the Strategic Growth Fund achieved a total return of 10.39%, compared with a total return of 8.28% in the S&P 500. While this comparison appears favorable to the Strategic Growth Fund, it is not very meaningful. If performance is instead measured from October 2002 (the bear market low for the S&P 500), the comparison favors the S&P 500. That outcome is not very meaningful either, because the evaluation period represents a trough-to-peak move in the stock market. During trough-to-peak periods, the best performing funds are generally those that take the most aggressive risk. During peak-to-trough periods, the best performing funds are those that take the most defensive positions. In my view, long-term investors are best served by evaluating performance over the full investment cycle.

     To illustrate the effect of evaluating returns from peak-to-peak, it's notable that from a total return standpoint, the 2002 peak for the S&P 500 was on March 19, 2002. The market's peak during the first half of 2005 was on March 7, 2005, providing an intervening evaluation period of almost exactly three years. During this period, the Strategic Growth Fund achieved a total return of 39.29% (11.82% annualized), compared with a total return for the S&P 500 of 10.28% (3.35% annualized). Meanwhile, the volatility of the Strategic Growth Fund (as measured by the annualized standard deviation of daily returns) was 7.20%, versus 18.74% for the S&P 500 Index. The deepest pullback experienced by the Fund during this period was 6.98%, compared with an intervening decline of 33.01% for the S&P 500. Clearly, these comparisons can be obscured if one examines performance over arbitrary periods, particularly those restricted to peak-to-trough or trough-to-peak movements in the market.


--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

     The table below presents the annual returns of the Strategic Growth Fund since inception. In order to assist in attributing the effects of stock selection and hedging on the Fund, the table separately presents the returns derived from the stock and cash positions held by the Fund (after expenses), without the impact of hedging transactions. The performance chart on the inside cover presents this unhedged performance as a separate line for purposes of comparison.

                                          HSGFX
       Year              HSGFX       without hedging        S&P 500
       ------------------------------------------------------------
       2000*            16.40%            4.86%             -9.37%
       2001             14.67%            9.13%            -11.89%
       2002             14.02%          -10.03%            -22.10%
       2003             21.08%           37.68%             28.68%
       2004              5.16%           12.81%             10.88%
       2005**            3.52%            2.44%              0.81%
       Since Inception
        (Annualized)    15.15%           10.52%             -2.55%

*    July 24, 2000 - December 31, 2000, not annualized

**   Year-to-date through June 30, 2005, not annualized

     The strong performance of the stocks held by the Strategic Growth Fund has been a significant contributor to overall investment performance. Since inception, the average annual return of the Fund's unhedged investments has been 10.52% after expenses, accounting for much of the overall 15.15% average annual return of the Fund. Meanwhile, the Fund's hedge positions have both increased returns and substantially reduced volatility over the market cycle, which is precisely the objective of successful risk management. Not surprisingly, hedging the impact of market fluctuations on the Fund has been strongly beneficial during what turned out in hindsight to be declining periods for the market, and has reduced the Fund's gains to varying degrees during what turned out in hindsight to be advancing periods. Though I don't believe that short-term market direction can be accurately predicted in advance, the Fund has held a smaller hedge, on average, during advancing periods than declining ones.

     The Strategic Growth Fund continues to be extremely manageable. On average, the Fund's positions in various stocks held in its portfolio represent less than one-half of the respective average daily trading volumes of those stocks, even among the Fund's largest holdings. Comparable figures for equity funds closed to new investors typically display well over ten times that
--------------------------------------------------------------------------------
5

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

concentration. With regard to trading costs, the average commission paid by the Fund is just 1.5 cents per share, compared with an estimated industry average between 5.1 and 5.5 cents. In addition, the Fund has no soft-dollar or revenue sharing arrangements with brokers. Our estimated trading impact (execution price relative to last sale at the time of order entry) remains a small fraction of one percent. The expense ratio of the Fund (which is affected by factors such as net assets and may increase or decrease over time) has been repeatedly lowered, most recently to 1.17% as of July 1, 2005. These indicators of manageability and cost reflect substantial capacity for our investment style at present. We monitor these carefully because the Fund is intended as a vehicle for recurring investments, as part of the long-term saving and investment programs of our shareholders.

     The table below presents the annual total returns for the Strategic Total Return Fund since inception.

         Year                    HSTRX          Lehman U.S. Aggregate
         --------------------------------------------------------------
         2002*                   2.30%                 2.56%
         2003                    9.80%                 4.10%
         2004                    6.50%                 4.34%
         2005**                  0.20%                 2.51%
         Since Inception
           (Annualized)          6.69%                 4.86%

*    September 12, 2002 - December 31, 2002, not annualized

**   Year-to-date through June 30, 2005, not annualized

PORTFOLIO COMPOSITION
     As of June 30, 2005, the Strategic Growth Fund had net assets of $1,835,513,673, and held 196 stocks in a wide variety of industries. The largest industry holdings were in consumer discretionary (22.5%), health care (18.7%) and energy (12.2%). The smallest industry weight relative to the S&P 500 remained in financials (5.3%). With U.S. stocks trading at historically rich multiples to revenues and earnings, disappointments on these measures could risk unusually deep erosion in stock prices. For that reason, stability of revenues and profit margins continues to be an important consideration in my evaluation of stocks owned by the Fund.

     The Strategic Growth Fund's portfolio of stocks was nearly fully hedged as of June 30th, with a small position in S&P 500 call options providing a modest exposure to market fluctuations. The defensive stance of the Fund is largely a
--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

response to elevated market valuations, combined with widening credit spreads (e.g. the difference between risky corporate bond yields and default-free Treasury yields) and deteriorating momentum of various market internals and measures of economic activity.

     Overvaluation is not a clear barrier to short-term stock market performance, but does pose a long-term challenge for U.S. stocks. If the economy was strong and market internals were very robust, valuation concerns would not be of overriding concern. However, the gradual softening in various measures of market and economic strength, combined with evidence of increasing risk aversion, suggests a weaker overall profile of expected return to risk in the stock market. That certainly doesn't rule out the potential for further market gains in this particular instance, but it does indicate that, on average, similar historical conditions have not produced a satisfactory return per unit of risk from an unhedged position in stocks.

     As of June 30, 2005, the Strategic Total Return Fund had net assets of $128,155,524. Treasury inflation protected securities accounted for 34.8% of the Fund's portfolio, with short-term Treasury bills, government agency securities, and money market securities representing an additional 37.7% of assets. Precious metals shares accounted for 19.9% of assets, and utility stocks for 5.8%. With interest rates relatively low and the yield curve unusually flat, the Fund maintained a duration of just under 2 years (meaning that a 1% change in interest rates would be expected to impact the Fund's asset value by about 2% on the basis of bond price fluctuations). Because of that very low duration, precious metals shares currently account for most of the day-to-day fluctuation in the value of the Fund.

PRESENT CONDITIONS
     Currently, the S&P 500 trades at a multiple of over 20 times earnings, with those earnings at a fresh record. Historically, when S&P 500 earnings have moved to a new record, the S&P 500 has traded at an average price/earnings multiple of about 12. Importantly, this average is virtually unchanged if the calculation is restricted to periods during which long-term interest rates were below 5%. Nor does it help to further restrict the calculations to post-war data, or to add the additional requirement of a CPI inflation rate below 3%.

     Despite the rich valuation of the market, there is no evidence that S&P 500 earnings have departed from their historically durable annual growth rate of 6%, as measured across economic cycles. Certainly, earnings growth has often been faster when measured from trough-to-peak, but there is no evidence that

--------------------------------------------------------------------------------
7

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

peak-to-peak earnings growth has accelerated at all. It is therefore simple algebra that if S&P 500 earnings continue to grow along their peak trendline of 6%, and stock valuations remain indefinitely elevated at 20 times earnings, the growth in the S&P 500 index would match that 6% annual rate, with just under 2% added by dividends (the calculation of the S&P 500 index already reflects the per-share effect of stock buybacks, so these would not represent a further increment to returns).

     The foregoing scenario is optimistic, in my estimation. More likely, if the S&P achieves continued earnings growth, yet moves to a still-elevated multiple of 16 even 5 years from today, the annualized total return on the S&P 500, including dividends, would be only 3.4%. As such, the main risk of a defensive investment position seems to be the possibility of missing transitory short-term market gains, rather than any serious potential of missing significant or durable long-term investment returns.

     Even larger disparities between current valuations and historical norms are apparent in price/revenue, price/book, price/dividend and other measures. This is because U.S. profit margins are unusually wide at present (approximately 8%, versus historical norms closer to 6% for operating earnings, and 5% for net earnings). In effect, earnings are elevated in relation to other fundamentals. To the extent that profit margins tend to normalize over time, this also implies that current price/earnings multiples are understated.

     Because profit margins have been vulnerable to even modest softness in revenues and economic growth, I continue to emphasize stability of revenues and profitability in my selection of investments for the Strategic Growth Fund. Of course, these considerations are not exclusive, and the Fund also holds a wide variety of stocks that appear appropriately valued on the basis of reasonable assumptions about future growth prospects.

     It's not clear that the market always shares my opinion as to what constitutes reasonable assumptions, particularly given the valuations currently placed on various speculative issues. However, given the strong margin of performance in the Strategic Growth Fund's stock holdings versus the major indices since the inception of the Fund, I remain confident that these considerations are practical and beneficial to shareholders.

ECONOMIC CONSIDERATIONS
     In recent months, the U.S. economy has exhibited initial signs of decelerating growth, including a substantial flattening of the yield curve, widening credit spreads, moderating job growth, a persistent decline in the
--------------------------------------------------------------------------------

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

leading economic indicators, and an ISM Purchasing Managers Index edging toward the 50% level delineating expansion from contraction. Meanwhile, oil prices have recently edged to new highs, and the U.S. current account deficit has exploded to a record. All of these developments are consistent with substantial risk to the foreign exchange value of the U.S. dollar.

     On the basis of interest rates and price levels across countries, my impression is that the euro is slightly overvalued relative to the U.S. dollar, while Asian currencies such as the Japanese yen and Chinese yuan are substantially undervalued. However, the euro has already surrendered a good portion of the overvaluation it achieved last year, and with the U.S. dollar having recently enjoyed strong gains on a trade-weighted basis, my impression that remaining valuation differences are not sufficient to prevent a substantial deterioration in the value of the dollar versus the currencies of our trading partners.

     Weakness in the U.S. dollar could be expected to exert substantial pressure on import prices, and upward pressure on inflation more generally. Also, to the extent that oil prices are globally quoted in U.S. dollars, depreciation would have the effect of cheapening oil to our trading partners, increasing demand imbalances, and creating further upward pressure on energy prices. It is generally true that a weakening currency is accompanied by both rising inflation and depressed economic activity (i.e. stagflation), which has the effect of reducing real interest rates to very low levels.

     Unfortunately, relative strength in the U.S. dollar is not what created the profound U.S. current account deficit, and weakness in the dollar (or what is the same, a revaluation of other currencies such as the Chinese yuan), is not likely to trigger substantial adjustment. The deep current account deficit owes far more to low savings rates and profligate fiscal policy in the U.S. than to unfair currency policies abroad. Before pushing for a further revaluation of the yuan, U.S. policy makers would be well advised to reduce the U.S. fiscal deficit so that we are not so heavily dependent on foreign capital inflows to finance U.S. economic activity. Unless that happens, a substantial further revaluation of the yuan, and a dollar crisis more generally, will do more to stifle growth in U.S. gross domestic investment than any single policy move that Congress could contemplate.

     All of these considerations are reflected in the investment positions held in the Hussman Funds. With regard to market exposure, the rich valuations and low yields in the stock and bond markets are the primary basis for our

--------------------------------------------------------------------------------
9

THE HUSSMAN FUNDS
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS  (CONTINUED)
--------------------------------------------------------------------------------

relatively defensive investment positions, with the Strategic Growth Fund substantially hedged against the impact of stock market fluctuations, and the Strategic Total Return Fund at a relatively low duration of about 2 years.

     Within those broad investment positions, further considerations are reflected in the specific investments held by the Funds. The risks to revenue growth and profit margins are addressed by emphasizing investments in the Strategic Growth Fund having relative stability on those measures, such as consumer and healthcare companies. Meanwhile, concerns regarding the U.S. current account deficit and accompanying depreciation risks for the dollar are reflected in the Strategic Total Return Fund through its holdings of Treasury inflation-protected securities and, to a lesser extent, precious metals shares. While these investment positions do not rely on particular events, such as economic weakness or dollar depreciation, I believe they appropriately reflect the risks and opportunities evident in the current economic environment.

     As always, the investment positions held by the Funds at any particular time reflect my evaluation of prevailing market conditions, and those investment positions will shift as market conditions change. I believe that our shareholders continue to be well served by the ability to align our market exposure and investment selection with flexibility and discipline as new opportunities emerge.

     I appreciate your investment in the Funds.

Best wishes,

JOHN P. HUSSMAN, PH.D.

Weekly updates regarding market conditions and investment strategy, as well as special reports and analysis, are available at no charge at the Fund's website WWW.HUSSMANFUNDS.COM.

The performance data quoted for the Funds represents past performance. The investment return of the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.




--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
SECTOR ALLOCATION (% OF NET ASSETS)

                                Consumer Discretionary - 22.5%
                                Healthcare - 18.7%
                                Energy - 12.2%
                                Consumer Staples - 9.7%
                                Industrials - 8.9%
         [GRAPHIC OMITTED]      Materials - 7.7%
                                Information Technology - 6.8%
                                Financials - 5.3%
                                Telecommunications Services - 4.0%
                                Utilities - 0.7%
                                Other - 3.5%




HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------
ASSET ALLOCATION (% OF NET ASSETS)

                                U.S. Treasury Inflation-Protection Notes - 34.8%
                                Other U.S. Treasury Obligations - 31.0%
                                Precious Metal Stocks - 19.9%
         [GRAPHIC OMITTED]      U.S. Government Agency Obligations - 6.7%
                                Utility Stocks - 5.8%
                                Foreign Government Obligations - 0.2%
                                Other - 1.6%


--------------------------------------------------------------------------------
11

HUSSMAN INVESTMENT TRUST
STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

JUNE 30, 2005 (UNAUDITED)
--------------------------------------------------------------------------------

                                                              HUSSMAN          HUSSMAN
                                                             STRATEGIC     STRATEGIC TOTAL
                                                            GROWTH FUND      RETURN FUND
                                                           -------------    -------------
ASSETS
  Investments in securities:
    At acquisition cost ................................  $1,726,252,338    $ 124,394,155
                                                           =============    =============
    At value (Note 1) ..................................  $1,794,506,448    $ 126,090,610
  Investments in money market funds ....................     115,552,148        1,628,251
  Cash .................................................         520,130                -
  Dividends and interest receivable ....................       1,799,669          627,317
  Receivable for capital shares sold ...................       8,677,237          195,661
  Other assets .........................................          92,372           18,811
                                                           -------------    -------------
    Total Assets .......................................   1,921,148,004      128,560,650
                                                           -------------    -------------
LIABILITIES
  Dividends payable ....................................               -          121,696
  Written call options, at value (Notes 1 and 4)
    (premiums received $60,703,375) ....................      73,795,000                -
  Payable for investment securities purchased ..........       9,512,002                -
  Payable for capital shares redeemed ..................         422,278          162,461
  Accrued investment advisory fees (Note 3) ............       1,515,524           54,114
  Payable to administrator (Note 3) ....................         141,100           20,550
  Other accrued expenses ...............................         248,427           46,305
                                                           -------------    -------------
    Total Liabilities ..................................      85,634,331          405,126
                                                           -------------    -------------

NET ASSETS .............................................  $1,835,513,673    $ 128,155,524
                                                           =============    =============

Net assets consist of:
  Paid-in capital ......................................  $1,711,246,190    $ 124,632,903
  Undistributed net investment income ..................       3,575,391            2,341
  Accumulated net realized gains from security
    transactions and option contracts ..................      65,529,607        1,823,908
  Net unrealized appreciation/depreciation on
    investments and options ............................      55,162,485        1,640,464
  Net unrealized appreciation/depreciation on
    translation of assets and liabilities in
    foreign currencies .................................               -           55,908
                                                           -------------    -------------

NET ASSETS .............................................  $1,835,513,673    $ 128,155,524
                                                           =============    =============

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no
   par value) ..........................................     115,438,475       11,712,247
                                                           =============    =============

Net asset value, offering price and redemption
  price per share (a) (Note 1) .........................   $       15.90    $       10.94
                                                           =============    =============

(a)  Redemption price varies based on length of time shares are held.

See accompanying notes to financial statements.


---------------------------------------------------------------------------------------------
                                                                                           12

HUSSMAN INVESTMENT TRUST
STATEMENTS OF OPERATIONS
---------------------------------------------------------------------------------------------

FOR THE YEAR ENDED JUNE 30, 2005
---------------------------------------------------------------------------------------------

                                                              HUSSMAN          HUSSMAN
                                                             STRATEGIC     STRATEGIC TOTAL
                                                            GROWTH FUND      RETURN FUND
                                                           -------------    -------------
INVESTMENT INCOME
  Dividends ............................................   $  25,176,246    $     504,923
  Foreign withholding taxes on dividends ...............        (139,484)         (19,242)
  Interest .............................................               -        3,268,407
                                                           -------------    -------------
    Total Income .......................................      25,036,762        3,754,088
                                                           -------------    -------------
EXPENSES
  Investment advisory fees (Note 3) ....................      15,842,235          713,563
  Administration fees (Note 3) .........................         968,358          156,591
  Transfer agent, account maintenance and
    shareholder services fees (Note 3) .................         714,339           71,051
  Custodian and bank service fees ......................         267,181           39,171
  Registration and filing fees .........................         194,513           40,413
  Fund accounting fees (Note 3) ........................         129,936           41,919
  Postage and supplies .................................         103,333           20,089
  Professional fees ....................................          78,235           52,419
  Trustees' fees and expenses ..........................          37,377           37,377
  Printing of shareholder reports ......................          48,840            9,243
  Insurance expense ....................................          43,548            4,236
  Compliance service fees ..............................          36,179            7,498
  Other expenses .......................................          38,618           11,471
                                                           -------------    -------------
    Total Expenses .....................................      18,502,692        1,205,041
  Less fees waived by the Adviser (Note 3) .............               -         (134,697)
                                                           -------------    -------------
    Net Expenses .......................................      18,502,692        1,070,344
                                                           -------------    -------------

NET INVESTMENT INCOME ..................................       6,534,070        2,683,744
                                                           -------------    -------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS,
  OPTION CONTRACTS AND FOREIGN CURRENCIES (NOTE 4)
  Net realized gains (losses) from:
    Security transactions ..............................     128,081,602        2,558,400
    Option contracts ...................................     (71,915,118)               -
    Foreign currency transactions ......................               -               (2)
  Net change in unrealized appreciation/depreciation on:
    Investments ........................................      10,505,250        1,740,565
    Option contracts ...................................       5,114,698                -
    Foreign currency translation .......................               -          (10,725)
                                                           -------------    -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS,
  OPTION CONTRACTS AND FOREIGN CURRENCIES ..............      71,786,432        4,288,238
                                                           -------------    -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .............   $  78,320,502    $   6,971,982
                                                           =============    =============

See accompanying notes to financial statements.


---------------------------------------------------------------------------------------------
13

HUSSMAN STRATEGIC GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                               YEAR              YEAR
                                                               ENDED             ENDED
                                                              JUNE 30,         JUNE 30,
                                                                2005             2004
                                                           -------------    -------------
FROM OPERATIONS
  Net investment income (loss) .........................   $   6,534,070    $  (3,278,557)
  Net realized gains (losses) from:
    Security transactions ..............................     128,081,602      119,355,647
    Option contracts ...................................     (71,915,118)     (25,308,095)
  Net change in unrealized appreciation/depreciation on:
    Investments ........................................      10,505,250       54,250,925
    Option contracts ...................................       5,114,698      (49,101,072)
                                                           -------------    -------------
Net increase in net assets resulting from operations ...      78,320,502       95,918,848
                                                           -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........................      (2,958,679)               -
  From net realized gains ..............................     (65,407,312)        (392,622)
                                                           -------------    -------------
Net decrease in net assets from distributions to
  shareholders .........................................     (68,365,991)        (392,622)
                                                           -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ............................     945,870,427      886,768,872
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ......................      62,556,168          367,109
  Proceeds from redemption fees collected (Note 1) .....         897,771          502,840
  Payments for shares redeemed .........................    (500,468,505)    (178,389,520)
                                                           -------------    -------------
Net increase in net assets from capital share transactions   508,855,861      709,249,301
                                                           -------------    -------------

TOTAL INCREASE IN NET ASSETS ...........................     518,810,372      804,775,527

NET ASSETS
  Beginning of year ....................................   1,316,703,301      511,927,774
                                                           -------------    -------------
  End of year ..........................................   $1,835,513,673   $1,316,703,301
                                                           =============    =============

ACCUMULATED NET INVESTMENT INCOME ......................   $   3,575,391    $           -
                                                           =============    =============

CAPITAL SHARE ACTIVITY
  Sold .................................................      60,870,730       57,650,681
  Reinvested ...........................................       4,142,422           24,872
  Redeemed .............................................     (32,455,996)     (11,889,870)
                                                           -------------    -------------
  Net increase in shares outstanding ...................      32,557,156       45,785,683
  Shares outstanding at beginning of year ..............      82,881,319       37,095,636
                                                           -------------    -------------
  Shares outstanding at end of year ....................     115,438,475       82,881,319
                                                           =============    =============

See accompanying notes to financial statements.



---------------------------------------------------------------------------------------------
                                                                                           14

HUSSMAN STRATEGIC TOTAL RETURN FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                               YEAR              YEAR
                                                               ENDED             ENDED
                                                              JUNE 30,         JUNE 30,
                                                                2005             2004
                                                           -------------    -------------
FROM OPERATIONS
  Net investment income ................................   $   2,683,744    $   1,196,070
  Net realized gains (losses) from:
    Security transactions ..............................       2,558,400           84,715
    Foreign currency transactions ......................              (2)          81,150
  Net change in unrealized appreciation/depreciation on:
    Investments ........................................       1,740,565         (655,732)
    Foreign currency translation .......................         (10,725)         (14,915)
                                                           -------------    -------------
Net increase in net assets resulting from operations ...       6,971,982          691,288
                                                           -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...........................      (2,689,295)      (1,269,355)
  From net realized gains ..............................        (236,796)        (873,428)
                                                           -------------    -------------
Net decrease in net assets from distributions to
  shareholders .........................................      (2,926,091)      (2,142,783)
                                                           -------------    -------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ............................      52,663,764      100,385,423
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ......................       2,605,781        1,727,234
  Proceeds from redemption fees collected (Note 1) .....          62,447           46,476
  Payments for shares redeemed .........................     (36,530,467)     (14,382,228)
                                                           -------------    -------------
Net increase in net assets from capital share transactions    18,801,525       87,776,905
                                                           -------------    -------------

TOTAL INCREASE IN NET ASSETS ...........................      22,847,416       86,325,410

NET ASSETS
  Beginning of year ....................................     105,308,108       18,982,698
                                                           -------------    -------------
  End of year ..........................................   $ 128,155,524    $ 105,308,108
                                                           =============    =============

UNDISTRIBUTED NET INVESTMENT INCOME ....................   $       2,341    $       7,894
                                                           =============    =============

CAPITAL SHARE ACTIVITY
  Sold .................................................       4,832,068        9,396,331
  Reinvested ...........................................         237,556          164,425
  Redeemed .............................................      (3,354,971)      (1,364,190)
                                                           -------------    -------------
  Net increase in shares outstanding ...................       1,714,653        8,196,566
  Shares outstanding at beginning of year ..............       9,997,594        1,801,028
                                                           -------------    -------------
  Shares outstanding at end of year ....................      11,712,247        9,997,594
                                                           =============    =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15


HUSSMAN STRATEGIC GROWTH FUND
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIO FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
---------------------------------------------------------------------------------------------------------------------------------

                                                     YEAR            YEAR              YEAR              YEAR          PERIOD
                                                    ENDED            ENDED             ENDED            ENDED           ENDED
                                                   JUNE 30,         JUNE 30,          JUNE 30,         JUNE 30,        JUNE 30,
                                                     2005             2004              2003             2002           2001(a)
                                                 ------------      ------------      ------------    ------------    ------------
Net asset value at beginning of period ........  $      15.89     $      13.80      $      13.34    $      12.20    $      10.00
                                                 ------------     ------------      ------------    ------------    ------------

Income (loss) from investment operations:
  Net investment income (loss) ................          0.06            (0.04)            (0.02)          (0.04)          (0.04)
  Net realized and unrealized gains on
    investments and options ...................          0.68             2.13              1.36            2.52            2.23
                                                 ------------     ------------      ------------    ------------    ------------
Total from investment operations ..............          0.74             2.09              1.34            2.48            2.19
                                                 ------------     ------------      ------------    ------------    ------------

Less distributions:
  Dividends from net investment income ........         (0.03)               -                 -               -               -
  Distributions from net realized gains .......         (0.71)           (0.01)            (0.93)          (1.35)              -
                                                 ------------     ------------      ------------    ------------    ------------
Total distributions ...........................         (0.74)           (0.01)            (0.93)          (1.35)              -
                                                 ------------     ------------      ------------    ------------    ------------

Proceeds from redemption fees
  collected (Note 1) ..........................          0.01             0.01              0.05            0.01            0.01
                                                 ------------     ------------      ------------    ------------    ------------

Net asset value at end of period ..............  $      15.90     $      15.89      $      13.80    $      13.34    $      12.20
                                                 ============     ============      ============    ============    ============

Total return (b) ..............................          4.95%           15.22%            11.25%          22.24%          22.00%(c)
                                                 ============     ============      ============    ============    ============

Net assets at end of period (000's) ...........  $  1,835,514     $  1,316,703      $    511,928    $    173,342    $     20,228
                                                 ============     ============      ============    ============    ============


Ratio of net expenses to average net assets (d)          1.24%            1.34%             1.45%           1.99%           1.99%(e)

Ratio of net investment income (loss) to
  average net assets ..........................          0.44%           (0.39%)           (0.15%)         (0.81%)        (0.53%)(e)

Portfolio turnover rate .......................            81%              66%              123%            199%             55%(e)

(a) Represents the period from the commencement of operations (July 24, 2000) through June 30, 2001.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 2.03% and 2.36%(e) for the periods ended June 30, 2002 and 2001, respectively.

(e)  Annualized.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

HUSSMAN STRATEGIC TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA AND RATIO FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------

                                                     YEAR            YEAR             PERIOD
                                                    ENDED            ENDED             ENDED
                                                   JUNE 30,         JUNE 30,          JUNE 30,
                                                     2005             2004             2003(a)
                                                 ------------     ------------      ------------

Net asset value at beginning of period ........  $      10.53     $      10.54      $      10.00
                                                 ------------     ------------      ------------

Income from investment operations:
  Net investment income .......................          0.24             0.21              0.14
  Net realized and unrealized gains on investments
    and foreign currencies ....................          0.42             0.35              0.52
                                                 ------------     ------------      ------------
Total from investment operations ..............          0.66             0.56              0.66
                                                 ------------     ------------      ------------

Less distributions:
  Dividends from net investment income ........         (0.24)           (0.21)            (0.14)
  Distributions from net realized gains .......         (0.02)           (0.37)                -
                                                 ------------     ------------      ------------
Total distributions ...........................         (0.26)           (0.58)            (0.14)
                                                 ------------     ------------      ------------

Proceeds from redemption fees collected (Note 1)         0.01             0.01              0.02
                                                 ------------     ------------      ------------

Net asset value at end of period ..............  $      10.94     $      10.53      $      10.54
                                                 ============     ============      ============

Total return (b) ..............................          6.40%            5.49%             6.81%(c)
                                                 ============     ============      ============


Net assets at end of period (000's) ...........  $    128,156     $    105,308      $     18,983
                                                 ============     ============      ============


Ratio of net expenses to average net assets (d)          0.90%            0.90%             0.90%(e)

Ratio of net investment income to average net
  assets ......................................          2.25%            2.34%             1.99%(e)

Portfolio turnover rate .......................            64%             174%              151%(e)

(a) Represents the period from the commencement of operations (September 12, 2002) through June 30, 2003.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Not annualized.

(d) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 1.01%, 1.17% and 2.32%(e) for the periods ended June 30, 2005, 2004 and
     2003, respectively.

(e)  Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44%                                   VALUE
--------------------------------------------------------------------------------
             AIR FREIGHT AND COURIERS - 0.75%
    200,000  United Parcel Service, Inc. .......................  $ 13,832,000
                                                                  ------------

             AUTO COMPONENTS - 0.94%
    200,000  BorgWarner, Inc. ..................................    10,734,000
    200,000  Goodyear Tire & Rubber Co. (a) ....................     2,980,000
     50,000  Magna International, Inc. .........................     3,517,000
                                                                  ------------
                                                                    17,231,000
                                                                  ------------
             AUTOMOBILES - 0.14%
    100,000  Honda Motor Co., Ltd. - ADR .......................     2,461,000
                                                                  ------------
             BANKS - 1.09%
    350,000  Bank of America Corp. .............................    15,963,500
    100,000  Barclays PLC - ADR ................................     3,994,000
                                                                  ------------
                                                                    19,957,500
                                                                  ------------
             BEVERAGES - 0.56%
    100,000  Coca-Cola Co. (The) ...............................     4,175,000
     30,200  Fomento Economico Mexicano, S.A. de C.V. - ADR ....     1,799,014
    150,000  Pepsi Bottling Group, Inc. (The) ..................     4,291,500
                                                                  ------------
                                                                    10,265,514
                                                                  ------------
             BIOTECHNOLOGY - 1.92%
    200,000  Andrx Corp. (a) ...................................     4,062,000
    128,200  Applera Corp. - Applied Biosystems Group ..........     2,521,694
     86,100  Flamel Technologies S.A. - ADR (a) ................     1,558,841
    100,000  Genetech, Inc. (a) ................................     8,028,000
    250,000  Gilead Sciences, Inc. (a) .........................    10,997,500
     75,000  MedImmune, Inc. (a) ...............................     2,004,000
    250,000  Nanogen, Inc. (a) .................................       960,000
    141,900  Transkaryotic Therapies, Inc. (a) .................     5,190,702
                                                                  ------------
                                                                    35,322,737
                                                                  ------------
             BUILDING PRODUCTS - 1.84%
    924,000  Masco Corp. .......................................    29,346,240
    117,700  York International Corp. ..........................     4,472,600
                                                                  ------------
                                                                    33,818,840
                                                                  ------------

             CHEMICALS - 3.08%
     37,800  Air Products and Chemicals, Inc. ..................     2,279,340
    299,300  Albany Molecular Research, Inc. (a) ...............     4,190,200
    200,000  Albemarle Corp. ...................................     7,294,000
    100,000  BASF AG - ADR .....................................     6,600,000
    196,900  Cabot Microelectronics Corp. (a) ..................     5,708,131
    292,800  International Flavors & Fragrances, Inc. ..........    10,605,216
    250,000  Lubrizol Corp. (The) ..............................    10,502,500
    148,300  PPG Industries, Inc. ..............................     9,307,308
                                                                  ------------
                                                                    56,486,695
                                                                  ------------

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             COMMERCIAL SERVICES AND SUPPLIES - 2.25%
    250,000  Automatic Data Processing, Inc. ...................  $ 10,492,500
    150,000  Convergys Corp. (a) ...............................     2,133,000
    200,000  Harte-Hanks, Inc. .................................     5,946,000
    189,800  Pitney Bowes, Inc. ................................     8,265,790
    250,000  Sensient Technologies Corp. .......................     5,152,500
    250,000  Waste Connections, Inc. (a) .......................     9,322,500
                                                                  ------------
                                                                    41,312,290
                                                                  ------------

             COMMUNICATIONS EQUIPMENT - 0.48%
  1,000,000  Tellabs, Inc. (a) .................................     8,700,000
                                                                  ------------

             COMPUTERS AND PERIPHERALS - 1.10%
    155,000  Ambient Corp. (a) .................................        35,650
    200,000  PalmOne, Inc. (a) .................................     5,954,000
    600,000  SanDisk Corp. (a) .................................    14,238,000
                                                                  ------------
                                                                    20,227,650
                                                                  ------------

             CONSTRUCTION MATERIALS - 0.82%
    100,000  Nanophase Technologies Corp. (a) ..................       606,000
    169,700  POSCO - ADR .......................................     7,461,709
    380,000  RPM International, Inc. ...........................     6,938,800
                                                                  ------------
                                                                    15,006,509
                                                                  ------------

             CONTAINERS AND PACKAGING - 0.51%
    350,000  Sonoco Products Co. ...............................     9,275,000
                                                                  ------------

             DIVERSIFIED TELECOMMUNCATION SERVICES - 3.90%
    250,000  ALLTEL Corp. ......................................    15,570,000
    600,000  CenturyTel, Inc. ..................................    20,778,000
    250,000  SBC Communications, Inc. ..........................     5,937,500
    450,000  UTStarcom, Inc. (a) ...............................     3,370,500
    750,000  Verizon Communications, Inc. ......................    25,912,500
                                                                  ------------
                                                                    71,568,500
                                                                  ------------
             ELECTRICAL EQUIPMENT - 0.77%
     75,000  Energizer Holdings, Inc. (a) ......................     4,662,750
     11,200  Molecular Devices Corp. (a) .......................       242,256
    350,000  Silicon Laboratories, Inc. (a) ....................     9,173,500
                                                                  ------------
                                                                    14,078,506
                                                                  ------------
             ELECTRIC UTILITIES - 0.52%
    200,000  FirstEnergy Corp. .................................     9,622,000
                                                                  ------------

--------------------------------------------------------------------------------
19

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             ELECTRONIC EQUIPMENT AND INSTRUMENTS - 1.10%
    410,000  Garmin Ltd. .......................................  $ 17,527,500
     49,900  FEI Co. (a) .......................................     1,138,219
    721,200  Nano-Proprietary, Inc. (a) ........................     1,586,640
                                                                  ------------
                                                                    20,252,359
                                                                  ------------
             ENERGY EQUIPMENT AND SERVICES - 2.91%
    350,000  American Superconductor Corp. (a) .................     3,202,500
    250,000  Cooper Cameron Corp. (a) ..........................    15,512,500
     50,000  Distributed Energy Systems Corp. (a) ..............       210,500
    401,100  Headwaters, Inc. (a) ..............................    13,789,818
     70,800  Kinder Morgan Energy Partners, L.P. ...............     3,605,136
    115,600  National Fuel Gas Co. .............................     3,341,996
    174,400  Valero Energy Corp. ...............................    13,796,784
                                                                  ------------
                                                                    53,459,234
                                                                  ------------
             FOOD AND DRUG RETAIL - 0.35%
     40,000  Albertson's, Inc. .................................       827,200
    250,000  Safeway, Inc. .....................................     5,647,500
                                                                  ------------
                                                                     6,474,700
                                                                  ------------
             FOOD PRODUCTS - 5.72%
  1,000,000  Archer-Daniels-Midland Co. ........................    21,380,000
    645,800  Campbell Soup Co. .................................    19,871,266
    200,000  Del Monte Foods Co. (a) ...........................     2,154,000
    209,800  Kellogg Co. .......................................     9,323,512
    500,000  Kraft Foods, Inc. .................................    15,905,000
    350,000  Sara Lee Corp. ....................................     6,933,500
     50,000  Smithfield Foods, Inc. (a) ........................     1,363,500
    300,000  Tyson Foods, Inc. .................................     5,340,000
    329,900  William Wrigley Jr. Co. ...........................    22,710,316
                                                                  ------------
                                                                   104,981,094
                                                                  ------------
             GAS UTILITIES - 0.18%
     80,000  Sempra Energy .....................................     3,304,800
                                                                  ------------

             HEALTH CARE EQUIPMENT AND SUPPLIES - 4.92%
    250,000  Accelrys, Inc. (a) ................................     1,237,500
    463,200  Biosite, Inc. (a) .................................    25,471,368
    100,700  Cooper Companies, Inc. (The) ......................     6,128,602
    100,000  Cytyc Corp. (a) ...................................     2,206,000
    650,000  Medtronic, Inc. ...................................    33,663,500
    106,100  PolyMedica Corp. ..................................     3,783,526
    600,000  Steris Corp. ......................................    15,462,000
     94,300  Zoll Medical Corp. (a) ............................     2,399,935
                                                                  ------------
                                                                    90,352,431
                                                                  ------------

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             HEALTH CARE PROVIDERS AND SERVICES - 4.03%
    146,500  BioScrip, Inc. (a) ................................  $    879,000
    344,100  Cerner Corp. (a) ..................................    23,388,477
    300,000  DaVita, Inc. (a) ..................................    13,644,000
    350,000  Healthsouth Corp. (a) .............................     1,925,000
    100,000  Humana, Inc. (a) ..................................     3,974,000
    150,000  McKesson Corp. ....................................     6,718,500
    200,000  Priority Healthcare Corp. - Class B (a) ...........     5,072,000
    400,000  Renal Care Group, Inc. (a) ........................    18,440,000
                                                                  ------------
                                                                    74,040,977
                                                                  ------------
             HOTELS, RESTAURANTS AND LEISURE - 3.36%
    181,300  California Pizza Kitchen, Inc. (a) ................     4,944,051
    207,400  CBRL Group, Inc. ..................................     8,059,564
  1,400,000  McDonald's Corp. ..................................    38,850,000
    150,000  Outback Steakhouse, Inc. ..........................     6,786,000
     77,000  Papa John's International, Inc. (a) ...............     3,077,690
                                                                  ------------
                                                                    61,717,305
                                                                  ------------
             HOUSEHOLD DURABLES - 1.30%
    100,000  Black & Decker Corp. ..............................     8,985,000
     47,800  Lancaster Colony Corp. ............................     2,051,576
     17,900  La-Z-Boy, Inc. ....................................       260,803
    267,100  Sherwin-Williams Co. ..............................    12,577,739
                                                                  ------------
                                                                    23,875,118
                                                                  ------------
             HOUSEHOLD PRODUCTS - 3.08%
     49,900  Blyth, Inc. .......................................     1,399,695
    450,000  Clorox Co. (The) ..................................    25,074,000
    172,000  Kimberly-Clark Corp. ..............................    10,765,480
    400,000  Wal-Mart Stores, Inc. .............................    19,280,000
                                                                  ------------
                                                                    56,519,175
                                                                  ------------
             INDUSTRIAL CONGLOMERATES - 1.74%
    700,000  General Electric Co. ..............................    24,255,000
     49,800  Gerber Scientific, Inc. (a) .......................       346,608
    250,000  Tyco International Ltd. ...........................     7,300,000
                                                                  ------------
                                                                    31,901,608
                                                                  ------------
             INFORMATION TECHNOLOGY CONSULTING AND SERVICES - 1.65%
    100,000  Anteon International Corp (a) .....................     4,562,000
    549,500  Computer Sciences Corp. (a) .......................    24,013,150
     72,300  Macrovision Corp. (a) .............................     1,629,642
                                                                  ------------
                                                                    30,204,792
                                                                  ------------



--------------------------------------------------------------------------------
21

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             INSURANCE - 3.09%
    600,000  Aon Corp. .........................................  $ 15,024,000
    300,000  Arthur J. Gallagher & Co. .........................     8,139,000
    150,000  ChoicePoint, Inc. (a) .............................     6,007,500
    100,000  Chubb Corp. (The) .................................     8,561,000
    250,000  MetLife, Inc. .....................................    11,235,000
    183,200  Protective Life Corp. .............................     7,734,704
                                                                  ------------
                                                                    56,701,204
                                                                  ------------
             INTERNET SOFTWARE AND SERVICES - 0.52%
    100,000  Check Point Software Technologies, Ltd. (a) .......     1,980,000
    268,000  Network Appliances, Inc. (a) ......................     7,576,360
                                                                  ------------
                                                                     9,556,360
                                                                  ------------
             LEISURE EQUIPMENT AND PRODUCTS - 3.46%
    100,000  Brunswick Corp. ...................................     4,332,000
    296,900  Callaway Golf Co. .................................     4,581,167
    750,000  Eastman Kodak Co. .................................    20,137,500
     49,400  Fuji Photo Film Co., Ltd. - ADR ...................     1,609,946
    300,000  Grupo Televisa S.A. - ADR .........................    18,627,000
    200,000  Mattel, Inc. ......................................     3,660,000
    250,000  Nautilus Group, Inc. (The) ........................     7,125,000
    525,000  TiVo, Inc. (a) ....................................     3,507,000
                                                                  ------------
                                                                    63,579,613
                                                                  ------------
             MACHINERY - 0.21%
    205,000  AGCO Corp. (a) ....................................     3,919,600
                                                                  ------------
             MEDIA - 1.24%
    100,000  Comcast Corp. - Special Class A (a) ...............     2,995,000
      5,800  McGraw-Hill Co., Inc. (The) .......................       256,650
    506,300  Scholastic Corp. (a) ..............................    19,517,865
                                                                  ------------
                                                                    22,769,515
                                                                  ------------
             METALS & MINING - 3.26%
    882,200  Barrick Gold Corp. ................................    22,081,466
    200,000  Mittal Steel Co. - Class A ........................     4,748,000
    553,900  Newmont Mining Corp. ..............................    21,618,717
    500,000  Placer Dome, Inc. .................................     7,690,000
    230,000  Worthington Industries, Inc. ......................     3,634,000
                                                                  ------------
                                                                    59,772,183
                                                                  ------------
             MULTILINE RETAIL - 5.68%
  1,200,000  BJ's Wholesale Club, Inc. (a) .....................    38,988,000
    800,000  CVS Corp. .........................................    23,256,000
    350,000  Dollar Tree Stores, Inc. (a) ......................     8,400,000
    600,000  Kohl's Corp. (a) ..................................    33,546,000
                                                                  ------------
                                                                   104,190,000
                                                                  ------------

--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             OFFICE ELECTRONICS - 0.12%
     40,300  Canon, Inc. - ADR .................................  $  2,120,989
                                                                  ------------

             OIL AND GAS - 9.27%
    200,000  Anadarko Petroleum Corp. ..........................    16,430,000
    300,000  BP Amoco PLC - ADR ................................    18,714,000
     88,800  Burlington Resources, Inc. ........................     4,905,312
    200,000  Cabot Corp. .......................................     6,600,000
    250,000  ChevronTexaco Corp. ...............................    13,980,000
    500,000  ConocoPhillips ....................................    28,745,000
    359,000  Exxon Mobil Corp. .................................    20,631,730
    350,000  Marathon Oil Corp. ................................    18,679,500
    200,000  Newfield Exploration Co. (a) ......................     7,978,000
     25,000  Petro-Canada ......................................     1,628,500
    300,000  Petroleo Brasileiro S.A. - ADR ....................    15,639,000
    250,000  Royal Dutch Petroleum Co. .........................    16,225,000
                                                                  ------------
                                                                   170,156,042
                                                                  ------------

             PHARMACEUTICALS - 7.79%
    100,000  Alpharma, Inc. - Class A ..........................     1,447,000
    565,800  Altair Nanotechnologies, Inc. (a) .................     1,623,846
    300,000  Biovail Corp. (a) .................................     4,656,000
    200,000  Bristol-Myers Squibb Co. ..........................     4,996,000
    400,000  Johnson & Johnson .................................    26,000,000
  1,538,200  King Pharmaceuticals, Inc. (a) ....................    16,028,044
    100,000  Medicis Pharmaceutical Corp. ......................     3,173,000
    400,000  Mylan Laboratories, Inc. ..........................     7,696,000
    500,000  Novartis AG - ADR .................................    23,720,000
  1,100,000  Pfizer, Inc. ......................................    30,338,000
    250,000  Pharmaceutical Product Development, Inc. (a) ......    11,715,000
    125,000  Pharmacopeia Drug Discovery, Inc. (a) .............       503,750
    150,000  Schering-Plough Corp. .............................     2,859,000
    250,000  Shire Pharmaceuticals Group PLC - ADR .............     8,200,000
                                                                  ------------
                                                                   142,955,640
                                                                  ------------
             REAL ESTATE - 1.47%
    200,000  HRPT Properties Trust .............................     2,486,000
     65,000  Standard Pacific Corp. ............................     5,716,750
    234,600  Vornado Realty Trust ..............................    18,861,840
                                                                  ------------
                                                                    27,064,590
                                                                  ------------


--------------------------------------------------------------------------------
23

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

   SHARES    COMMON STOCKS - 96.44% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
             ROAD AND RAIL - 1.00%
    100,000  Burlington Northern Santa Fe Corp. ................ $   4,708,000
    100,000  Canadian National Railway Co. .....................     5,765,000
      9,900  Canadian Pacific Railway Ltd. .....................       341,649
    327,200  Swift Transportation Co. (a) ......................     7,620,488
                                                                 -------------
                                                                    18,435,137
                                                                 -------------
             SEMICONDUCTOR EQUIPMENT AND PRODUCTS - 1.07%
     50,000  Kyocera Corp. - ADR ...............................     3,835,000
     50,000  Nanometrics, Inc. (a) .............................       624,500
    300,000  NVIDIA Corp. (a) ..................................     8,016,000
    525,000  Taiwan Semiconductor Manufacturing Co., Ltd. - ADR      4,788,000
    150,000  Veeco Instruments, Inc. (a) .......................     2,442,000
                                                                 -------------
                                                                    19,705,500
                                                                 -------------
             SOFTWARE - 0.77%
     50,000  Adobe Systems, Inc. ...............................     1,431,000
    310,700  Borland Software Corp. (a) ........................     2,131,402
    261,800  John H. Harland Co. ...............................     9,948,400
    100,000  Parametric Technology Corp. (a) ...................       638,000
                                                                 -------------
                                                                    14,148,802
                                                                 -------------
             SPECIALTY RETAIL - 4.70%
    200,000  Abercrombie & Fitch Co. - Class A .................    13,740,000
    160,800  AutoNation, Inc. (a) ..............................     3,299,616
    300,000  Barnes & Noble, Inc. (a) ..........................    11,640,000
    300,000  Blockbuster, Inc. - Class A .......................     2,736,000
    287,000  Brink's Co. (The) .................................    10,332,000
    239,290  GameStop Corp. (a) ................................     7,154,771
    500,000  Home Depot, Inc. (The) ............................    19,450,000
    100,000  Luxottica Group S.p.A. - ADR ......................     2,059,000
    172,500  Men's Wearhouse, Inc. (The) (a) ...................     5,939,175
    250,000  Williams-Sonoma, Inc. (a) .........................     9,892,500
                                                                 -------------
                                                                    86,243,062
                                                                 -------------
             TEXTILES & APPAREL - 1.71%
    200,000  Jones Apparel Group, Inc. .........................     6,208,000
    100,000  NIKE, Inc. - Class B ..............................     8,660,000
    100,000  Talbots, Inc. .....................................     3,247,000
    750,000  Tommy Hilfiger Corp. (a) ..........................    10,320,000
     50,000  V.F. Corp. ........................................     2,861,000
                                                                 -------------
                                                                    31,296,000
                                                                 -------------
             WIRELESS TELECOMMUNICATIONS SERVICES - 0.07%
     70,300  China Mobile (Hong Kong) Ltd. - ADR ...............     1,306,877
                                                                 -------------
             TOTAL COMMON STOCKS (Cost $1,670,907,213) .........$1,770,170,448
                                                                 -------------


--------------------------------------------------------------------------------

HUSSMAN STRATEGIC GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

 CONTRACTS   CALL OPTION CONTRACTS - 0.23%                           VALUE
--------------------------------------------------------------------------------
      2,000  S&P 500 Index Option, 07/16/05 at $1,200 .......... $   1,102,000
      2,000  S&P 500 Index Option, 08/20/05 at $1,200 ..........     3,084,000
                                                                 -------------
             TOTAL CALL OPTION CONTRACTS (Cost $5,426,000) ..... $   4,186,000
                                                                 -------------

 CONTRACTS   PUT OPTION CONTRACTS - 1.10%                             VALUE
--------------------------------------------------------------------------------
      6,500  Russell 2000 Index Option, 09/17/05 at $600 ....... $   4,420,000
      3,750  S&P 500 Index Option, 09/17/05 at $1,150 ..........     4,747,500
      5,750  S&P 500 Index Option, 09/17/05 at $1,175 ..........    10,982,500
                                                                 -------------
             TOTAL PUT OPTION CONTRACTS (Cost $49,919,125) ..... $  20,150,000
                                                                 -------------
             TOTAL INVESTMENTS AT VALUE - 97.77%
             (Cost $1,726,252,338) .............................$1,794,506,448
                                                                 -------------


   SHARES    MONEY MARKET FUNDS - 6.29%                              VALUE
--------------------------------------------------------------------------------
115,552,148  First American Treasury Obligation Fund - Class A
               (Cost $115,552,148).............................. $ 115,552,148
                                                                 -------------

             TOTAL INVESTMENTS AND MONEY MARKET
             FUNDS AT VALUE - 104.06%
             (Cost $1,841,804,486) .............................$1,910,058,596

             LIABILITIES IN EXCESS OF OTHER ASSETS - (4.06%)....   (74,544,923)
                                                                 -------------

             NET ASSETS - 100.00% ..............................$1,835,513,673
                                                                 =============

(a)  Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.




--------------------------------------------------------------------------------
25

HUSSMAN STRATEGIC GROWTH FUND
SCHEDULE OF OPEN WRITTEN OPTION CONTRACTS
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

                                                   VALUE OF        PREMIUMS
 CONTRACTS   WRITTEN CALL OPTIONS                  OPTIONS         RECEIVED
--------------------------------------------------------------------------------
      6,500  Russell 2000 Index Option,
               09/17/05 at $600 ................ $31,330,000      $22,415,250
      3,750  S&P 500 Index Option,
               09/17/05 at $1,150 ..............  20,902,500       18,745,312
      5,750  S&P 500 Index Option,
               09/17/05 at $1,175 ..............  21,562,500       19,542,813
                                                 -----------      -----------
                                                 $73,795,000      $60,703,375
                                                 ===========      ===========

 See accompanying notes to financial statements.








--------------------------------------------------------------------------------

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

  SHARES     COMMON STOCKS - 25.73%                                  VALUE
--------------------------------------------------------------------------------
             ELECTRICAL EQUIPMENT - 0.84%
     47,100  Endesa S.A. - ADR .................................  $  1,079,532
                                                                   ------------

             ELECTRIC UTILITIES - 2.77%
      5,000  Constellation Energy Group ........................       288,450
     35,000  Korea Electric Power Corp. - ADR ..................       548,450
     45,000  MDU Resources Group, Inc. .........................     1,267,650
     50,000  OGE Energy Corp. ..................................     1,447,000
                                                                  ------------
                                                                     3,551,550
                                                                  ------------
             GAS UTILITIES - 1.32%
      4,400  Nicor, Inc. .......................................       181,148
     45,000  WGL Holdings, Inc. ................................     1,513,800
                                                                  ------------
                                                                     1,694,948
                                                                  ------------
             METALS AND MINING - 19.96%
     50,000  AngloGold Ashanti, Ltd. - ADR .....................     1,786,500
    275,000  Barrick Gold Corp. ................................     6,883,250
     35,000  Goldcorp, Inc. ....................................       552,300
     75,000  Harmony Gold Mining Co. ...........................       642,000
    175,000  Newmont Mining Corp. ..............................     6,830,250
    435,800  Placer Dome, Inc. .................................     6,702,604
     79,100  Randgold Resources Ltd. - ADR (a) .................     1,112,146
     75,000  Stillwater Mining Co. (a) .........................       556,500
     35,000  USEC, Inc. ........................................       512,400
                                                                  ------------
                                                                    25,577,950
                                                                  ------------
             OIL AND GAS - 0.84%
     25,000  SCANA Corp. .......................................     1,067,750
                                                                  ------------

             TOTAL COMMON STOCKS (Cost $31,825,144).............  $ 32,971,730
                                                                  ------------






--------------------------------------------------------------------------------
27

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------


 PAR VALUE      U.S. TREASURY OBLIGATIONS - 65.82%                    VALUE
--------------------------------------------------------------------------------
                U.S. TREASURY BILLS - 23.33%
   $10,000,000  discount, due 07/14/2005 .......................  $  9,989,770
    10,000,000  discount, due 08/04/2005 .......................     9,972,720
    10,000,000  discount, due 09/22/2005 .......................     9,930,870
                                                                  ------------
                                                                    29,893,360
                                                                  ------------
                U.S. TREASURY NOTES - 7.69%
    10,000,000  1.50%, due 03/31/2006 ..........................     9,858,210
                                                                  ------------

                U.S. TREASURY INFLATION-PROTECTION NOTES - 34.80%
     9,861,300  3.375%, due 01/15/2012 .........................    11,015,003
    10,820,700  3.00%, due 07/15/2012 ..........................    11,888,400
    21,058,800  2.00%, due 01/15/2014 ..........................    21,697,977
                                                                  ------------
                                                                    44,601,380
                                                                  ------------

                TOTAL U.S. TREASURY OBLIGATIONS
                  (Cost $83,802,465)............................  $ 84,352,950
                                                                  ------------


   PAR VALUE    U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.66%            VALUE
--------------------------------------------------------------------------------
                FEDERAL FARM CREDIT BANK - 0.30%
   $   400,000  2.625%, due 09/24/2007 .........................  $    389,726
                                                                  ------------

                FEDERAL HOME LOAN BANK - 2.52%
     1,000,000  2.25%, due 10/25/2005 ..........................       996,229
     1,000,000  2.54%, due 01/26/2006 ..........................       993,598
       750,000  2.22%, due 09/12/2006 ..........................       736,361
       500,000  5.70%, due 04/16/2018 ..........................       500,111
                                                                  ------------
                                                                     3,226,299
                                                                  ------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.84%
     1,500,000  2.25%, due 12/30/2005 ..........................     1,489,560
     3,000,000  2.81%, due 09/28/2006 ..........................     2,961,819
JPY 50,000,000  2.125%, due 10/09/2007 .........................       471,916
                                                                  ------------
                                                                     4,923,295
                                                                  ------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $8,557,369)...............................  $  8,539,320
                                                                  ------------






--------------------------------------------------------------------------------

HUSSMAN STRATEGIC TOTAL RETURN FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------


   PAR VALUE    FOREIGN GOVERNMENT OBLIGATIONS - 0.18%                VALUE
--------------------------------------------------------------------------------
                CANADIAN GOVERNMENT NOTES -  0.18%
JPY 25,000,000  0.70%, due 03/20/2006 (Cost $209,177)...........  $    226,610
                                                                  ------------

                TOTAL INVESTMENTS AT VALUE - 98.39%
                 (Cost $124,394,156) ...........................  $126,090,610
                                                                  ------------


    SHARES      MONEY MARKET FUNDS - 1.27%                            VALUE
--------------------------------------------------------------------------------
     1,628,251  First American Treasury Obligation Fund - Class A
                (Cost $1,628,251) ..............................  $  1,628,251
                                                                   ------------
                TOTAL INVESTMENTS AND MONEY
                MARKET FUNDS AT VALUE - 99.66%
                (Cost $126,022,406) ............................  $127,718,861

                OTHER ASSETS IN EXCESS OF LIABILITIES - 0.34%...       436,663
                                                                  ------------

                NET ASSETS - 100.00%  ..........................  $128,155,524
                                                                  ============

(a) Non-income producing security.

ADR - American Depository Receipt

JPY - Japanese Yen

See accompanying notes to financial statements.







--------------------------------------------------------------------------------
29

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund (individually, a "Fund", and collectively, the "Funds") are each a series of Hussman Investment Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Each Fund is authorized to issue an unlimited number of shares.

     As part of the Trust's organization, Hussman Strategic Growth Fund issued in a private placement 10,000 shares of beneficial interest to Hussman Econometrics Advisors, Inc. (the "Adviser") at $10.00 a share on June 20, 2000. The Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002.

     Hussman  Strategic  Growth  Fund's  investment   objective  is  to  provide
long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

     Hussman Strategic Total Return Fund's investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

     SECURITIES AND OPTIONS VALUATION - The Funds' portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 Eastern time) on each business day the NYSE is open. Securities, other than options, listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise at the mean of the closing bid and asked prices. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a pricing quotation service.



--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     Pursuant to valuation procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at a price between the closing bid and ask prices determined by the Adviser to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2005, all options held by the Hussman Strategic Growth Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their daily settlement value as of the close of such commodities exchanges.

     Fixed income securities not traded or dealt in upon any securities exchange but for which over-the-counter market quotations are readily available generally are valued at the mean of their closing bid and asked prices. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The Board of Trustees will review and monitor the methods used by such services to assure itself that securities are appropriately valued. The fair value of securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.

     In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and options are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar feely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

     FUTURES CONTRACTS AND OPTION TRANSACTIONS - Hussman Strategic Growth Fund may purchase and write put and call options on broad-based stock indices. The Fund may also purchase and write call and put options on individual securities. Hussman Strategic Total Return Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities that it intends to purchase. The Fund may also purchase a foreign currency option to establish or modify the Fund's exposure to foreign currencies, or an interest rate futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase.


--------------------------------------------------------------------------------
31

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded in the liabilities section of the Fund's Statement of Assets and Liabilities and is subsequently valued. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with certain banks or non-bank dealers. The value of the underlying securities will be monitored on an ongoing basis to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

     FOREIGN CURRENCY TRANSLATION - Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

     A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

     B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective date of such transactions.

     C. The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

     Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.


--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     SHARE VALUATION AND REDEMPTION FEES - The net asset value of each Fund is calculated at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of each Fund are subject to a redemption fee of 1.5% if redeemed within six months of the date of purchase. During the years ended June 30, 2005 and June 30, 2004, proceeds from redemption fees totaled $897,771 and $502,840, respectively, for Hussman Strategic Growth Fund and $62,447 and $46,476, respectively, for Hussman Strategic Total Return Fund.

     INVESTMENT INCOME - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the interest method.

     DISTRIBUTIONS TO SHAREHOLDERS - Dividends arising from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses for option transactions, losses deferred due to wash sales and treatment for foreign currency transactions.

     The tax character of distributions paid during the years ended June 30, 2005 and June 30, 2004 were as follows:

                                                                     Long-Term
                                        Years         Ordinary        Capital          Total
                                        Ended          Income          Gains       Distributions
------------------------------------------------------------------------------------------------
Hussman Strategic Growth Fund          06/30/05     $50,274,607     $18,091,384     $68,365,991
                                       06/30/04     $         -     $   392,622     $   392,622
------------------------------------------------------------------------------------------------
Hussman Strategic Total Return Fund    06/30/05     $ 2,689,841     $   236,250     $ 2,926,091
                                       06/30/04     $ 2,142,783     $         -     $ 2,142,783


--------------------------------------------------------------------------------
33

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     ORGANIZATION EXPENSES - All costs incurred by the Trust in connection with the organization of the Funds and the initial public offering of shares of the Funds, principally professional fees and printing, were initially paid by the Adviser. Costs related to Hussman Strategic Growth Fund have been recovered by the Adviser pursuant to the Expense Limitation Agreement. Costs related to Hussman Strategic Total Return Fund are subject to recovery by the Adviser pursuant to the Expense Limitation Agreement (See Note 3).

     SECURITY TRANSACTIONS - Security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

     COMMON EXPENSES - Common expenses of the Trust are allocated among the Funds based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund.

     ACCOUNTING ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

     FEDERAL INCOME TAX - It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.






--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

     The following information is computed on a tax basis for each item as of June 30, 2005:

                                                 HUSSMAN            HUSSMAN
                                                STRATEGIC       STRATEGIC TOTAL
                                               GROWTH FUND        RETURN FUND
                                              --------------     --------------
Cost of portfolio investments and options ..  $1,737,990,387     $  126,022,406
                                              ==============     ==============
Gross unrealized appreciation ..............  $  183,306,797     $    3,390,949
Gross unrealized depreciation ..............     (85,033,588)        (1,694,494)
                                              --------------     --------------
Net unrealized appreciation ................  $   98,273,209     $    1,696,455
Net unrealized foreign exchange losses .....               -                (83)
Undistributed ordinary income ..............      31,706,643          1,386,585
Post-October losses ........................      (5,889,234)                 -
Undistributed long-term gains ..............         176,865            561,360
Other temporary differences ................               -           (121,696)
                                              --------------     --------------
Total distributable earnings ...............  $  124,267,483     $    3,522,621
                                              ==============     ==============

     The difference between the federal income tax cost of portfolio investments and options and the financial statement cost for Hussman Strategic Growth Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and are primarily due to option transactions and losses deferred due to wash sales.

     Hussman Strategic Growth Fund had realized capital losses of $5,889,234 during the period November 1, 2004 through June 30, 2005, which are treated for federal income tax purposes as arising during the Fund's tax year ended June 30, 2006. These "post-October losses" may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

     For the year ended June 30, 2005, Hussman Strategic Total Return Fund reclassified $2 of foreign exchange losses from accumulated net realized gains to undistributed net investment income on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.



--------------------------------------------------------------------------------
35

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

2. INVESTMENT TRANSACTIONS
     During the year ended June 30, 2005, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $1,488,416,515 and $1,138,005,564, respectively, for Hussman Strategic Growth Fund and $22,841,059 and $11,505,244, respectively, for Hussman Strategic Total Return Fund.

3. TRANSACTIONS WITH AFFILIATES
     Certain Trustees and officers of the Trust are affiliated with the Adviser or with Ultimus Fund Solutions, LLC ("Ultimus"), the Funds' administrator, transfer agent and fund accounting agent.

ADVISORY AGREEMENT
     Under the terms of an Advisory Agreement between the Trust, on behalf of Hussman Strategic Growth Fund, and the Adviser, during the fiscal year ended June 30, 2005, Hussman Strategic Growth Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at an annual rate of 1.25% on the first $250 million of its average daily net assets; 1.15% on the next $250 million of such assets; 1.05% on the next $500 million of such assets; and 0.95% on such assets in excess of $1 billion. Also during the fiscal year ended June 30, 2005, under the terms of an Advisory Agreement between the Trust, on behalf of Hussman Strategic Total Return Fund, and the Adviser, Hussman Strategic Total Return Fund paid the Adviser a fee, which was computed and accrued daily and paid monthly, at the annual rate of 0.60% of the average daily net assets of the Fund.

     Effective July 1, 2005, Hussman Strategic Growth Fund pays a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.10% on the first $500 million of its average daily net assets; 1.00% on the next $500 million of such assets; 0.95% on the next $2 billion of such assets; and 0.90% on such assets in excess of $3 billion. Also effective July 1, 2005, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 0.55% on the first $500 million of its the average daily net assets; and 0.50% on such assets in excess of $500 million.

     Pursuant to an Expense Limitation Agreement with respect to the Hussman Strategic Total Return Fund, the Adviser has contractually agreed to waive a

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

portion of its advisory fees or to absorb operating expenses to the extent necessary so that the Fund's ordinary operating expenses do not exceed an amount equal to 0.90% annually of the Fund's average daily net assets. This expense limitation agreement remains in effect until at least December 31, 2006.

     Accordingly, during the year ended June 30, 2005, the Adviser waived advisory fees of $134,697. Any fee waivers or expense reimbursements by the Adviser are subject to repayment by the Fund provided the Fund is able to effect such repayment without exceeding the 0.90% annual limitation, and provided further that the expenses which are the subject of the repayment were incurred within three years of such repayment. As of June 30, 2005, the amount of fee waivers and expense reimbursements available for reimbursement to the Adviser is $435,726. The Adviser may recapture a portion of this amount no later than the dates as stated below:

                                June 30, 2006     June 30, 2007    June 30, 2008
                                -------------     -------------    -------------
Hussman Strategic
  Total Return Fund               $162,297          $138,732         $134,697

ADMINISTRATION AGREEMENT
     Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services to the Trust, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities.

     During the fiscal year ended June 30, 2005, for these services, Ultimus received a monthly fee from each of the Funds at an annual rate of 0.15% on the Fund's average daily net assets up to $50 million; 0.125% on the next $50 million of such assets; 0.10% on the next $150 million of such assets; 0.075% on the next $250 million of such assets; and 0.05% on such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

     Effective July 1, 2005, for these services, Ultimus receives a monthly fee from each of the Funds at an annual rate of 0.10% on the Fund's average daily net assets up to $250 million; 0.075% on the next $250 million of such assets; 0.05% on the next $1.5 billion of such assets; and 0.04% on such net assets in excess of $2 billion, subject to a minimum monthly fee of $2,000.



--------------------------------------------------------------------------------
37

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

FUND ACCOUNTING AGREEMENT
     Under the terms of a Fund Accounting Agreement between the Trust and Ultimus, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, Ultimus receives from each of the Funds a monthly base fee of $2,500, plus an asset based fee equal to 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such net assets in excess of $500 million. In addition, the Funds pay certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Funds' portfolio securities.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
     Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, Ultimus receives from each Fund a monthly fee at an annual rate of $17 per account, subject to a minimum of $1,500 per month. For the year ended June 30, 2005, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $370,717 and $31,418, respectively, to Ultimus under the Agreement. In addition, the Funds pay certain out-of-pocket expenses incurred by Ultimus including, but not limited to, postage and supplies.

     For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing equivalent account maintenance services, at an annual rate of not more than $17 per account. During the year ended June 30, 2005, Hussman Strategic Growth Fund and Hussman Total Return Fund paid $343,622 and $39,633, respectively, to financial intermediaries.

COMPLIANCE CONSULTING AGREEMENT
     Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Chief Compliance Officer and to administer the Trust's compliance policies and procedures. For these services, the Trust pays Ultimus a base fee of $1,000 per month, plus an asset-based fee at the annual rate of .005% of the average value of its daily net assets from $100 million to $500 million, .0025% of such assets from $500 million to $1 billion and .00125% of such assets in excess of $1 billion.


--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 2005
--------------------------------------------------------------------------------

During the year ended June 30, 2005, Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund paid $36,179 and $7,498, respectively, to Ultimus for compliance consulting services. In addition, the Funds pay reasonable out-of-pocket expenses incurred by Ultimus in connection with these services.

4. OPTION CONTRACTS WRITTEN
     Transactions in option contracts written by Hussman Strategic Growth Fund during the year ended June 30, 2005, were as follows:

                                                 OPTION             OPTION
                                                CONTRACTS           PREMIUMS
                                              --------------     --------------
Options outstanding at beginning of period .          21,250     $   48,315,052
Options written ............................         105,000        245,134,253
Options cancelled in a closing purchase
  transaction ..............................        (110,250)      (232,745,930)
                                              --------------     --------------

Options outstanding at end of period .......          16,000     $   60,703,375
                                              ==============     ==============


     No contracts were written by Hussman Strategic Total Return Fund during the year ended June 30, 2005.

5. BANK LINE OF CREDIT
     Hussman Strategic Growth Fund has an unsecured $10,000,000 bank line of credit. Hussman Strategic Total Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate per annum equal to the Prime Rate at the time of borrowing. During the year ended June 30, 2005, the Funds had no outstanding borrowings under their respective lines of credit.

6. CONTINGENCIES AND COMMITMENTS
     The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.




--------------------------------------------------------------------------------
39

HUSSMAN INVESTMENT TRUST
REPORT OF INDEPENDENT REGISTERED
--------------------------------------------------------------------------------
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Hussman Investment Trust (comprising Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund) (collectively, the "Funds") as of June 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and, for Hussman Strategic Growth Fund, the financial highlights for each of the four years in the period then ended and, for Hussman Strategic Total Return Fund, the financial highlights for each of the three periods or years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Hussman Strategic Growth Fund presented herein for the period ended June 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated July 27, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes, examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund of Hussman Investment Trust as of June 30, 2005, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                              /s/ Ernst & Young LLP
Cincinnati, Ohio
July 29, 2005

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs:
(1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

     A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

     The table below illustrates each Fund's costs in two ways:

     ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from each Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in each Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for each Fund under the heading "Expenses Paid During Period."

     HYPOTHETICAL 5% RETURN - This section is intended to help you compare each Fund's costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund's actual return, the results do not illustrate the expenses associated with your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide an example of fund expenses based on a 5% return. You can assess each Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.


--------------------------------------------------------------------------------
41

HUSSMAN INVESTMENT TRUST
ABOUT YOUR FUND'S EXPENSES (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

     More information about each Fund's expenses, including annual expense ratios since inception, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund's prospectus.

HUSSMAN STRATEGIC GROWTH FUND
                                    Beginning        Ending
                                   Account Value  Account Value   Expenses Paid
                                   Jan. 1, 2005   June 30, 2005   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00      $ 1,035.20         $6.21
Based on Hypothetical 5% Return
 (before expenses)                  $1,000.00      $ 1,018.70         $6.16

* Expenses are equal to Hussman Strategic Growth Fund's annualized expense ratio of (1.23%) for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period covered by this report).

HUSSMAN STRATEGIC TOTAL RETURN FUND
                                    Beginning        Ending
                                   Account Value  Account Value   Expenses Paid
                                   Jan. 1, 2005   June 30, 2005   During Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return         $1,000.00      $ 1,002.00        $4.47
Based on Hypothetical 5% Return
  (before expenses)                 $1,000.00      $ 1,020.33        $4.51

* Expenses are equal to Hussman Strategic Total Return Fund's annualized expense ratio of (0.90%) for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period covered by this report).




--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise the day-to-day operations of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

                                                                   Position Held    Length of
Trustee                    Address                        Age      with the Trust   Time Served
------------------------------------------------------------------------------------------------
*John P. Hussman, Ph. D.   5136 Dorsey Hall Drive          42      President and    Since
                           Ellicott City, MD  21042                Trustee          June 2000

David C. Anderson          916 North Oak Park Avenue       54      Trustee          Since
                           Oak Park, IL  60302                                      June 2000

Nelson F. Freeburg         9320 Grove Park Cove            53      Trustee          Since
                           Germantown, TN  38139                                    June 2000

William H. Vanover         838 Long Lake Road, Suite 100   58      Trustee          Since
                           Bloomfield Hills, MI  48302                              June 2000

Robert G. Dorsey           225 Pictoria Drive              48      Vice President   Since
                           Cincinnati, OH  45246                                    June 2000

Mark J. Seger              225 Pictoria Drive              43      Treasurer        Since
                           Cincinnati, OH  45246                                    June 2000

John F. Splain             225 Pictoria Drive              48      Secretary        Since
                           Cincinnati, OH  45246                   and Chief        June 2000
                                                                   Compliance
                                                                   Officer

* Dr. Hussman, as an affiliated person of the Adviser, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

     Each  Trustee   oversees  two  portfolios  of  the  Trust.   The  principal
occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are as follows:

     John P. Hussman, Ph. D. is Chairman of the Adviser and portfolio manager of the Funds. He was an Adjunct Assistant Professor of Economics and International Finance at the University of Michigan and the Michigan Business School from 1992 until 1999.

     David C. Anderson is Network Administrator for Hephzibah Children's Association (a child welfare organization).

--------------------------------------------------------------------------------
43

HUSSMAN INVESTMENT TRUST
BOARD OF TRUSTEES AND OFFICERS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Nelson F. Freeburg is President and owner of Formula Research, Inc. (a financial newsletter publication). He is also owner of Freeburg Properties LLC, Freeburg Development LLC and Chickasaw Land & Investment Company.

     William H. Vanover is Investment Officer for Planning Alternatives, Ltd. (a registered investment adviser).

     Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

     Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-487-7626.


FEDERAL TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2005. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund intend to designate up to a maximum amount of $50,274,607 and $2,689,841, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended June 30, 2005, 48% and 14%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund qualified for the dividends received deduction for corporations.

     As required by federal regulations, complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

(UNAUDITED)
--------------------------------------------------------------------------------

     The Board of Trustees of Hussman Investment Trust, with the Independent Trustees voting, have reviewed and approved the continuance of each Fund's Investment Advisory Agreement (the "Agreements") with the Adviser. Approval took place at an in-person meeting, held on June 23, 2005 at which all of the Trustees were present.

     The Independent Trustees were advised by independent counsel of their fiduciary obligations in approving the Agreements, and the Trustees requested such information from the Adviser as they deemed reasonably necessary to evaluate the terms of the Agreements and whether the Agreements continue to be in the best interests of the Funds and their shareholders. The Trustees reviewed: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds; (iii) the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale would be realized as the Funds grow; and (v) whether fee levels reflect these economies of scale for the benefit of the Funds' shareholders. The Trustees reviewed the background, qualifications, education and experience of the Adviser's investment manager and support personnel. The Trustees also discussed and considered the quality of shareholder communications, administrative duties, and other services provided to the Trust, the Adviser's compliance program, and the Adviser's role in coordinating such services and programs. The Independent Trustees were advised and supported by independent counsel experienced in securities matters throughout the process. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and also met in a private session with counsel at which no representatives of the Adviser were present.

     The Adviser provided the Board with extensive information to assist the Trustees in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The Funds' returns were compared to the returns of relevant indices, similarly managed mutual funds, and other pooled investment vehicles. These analyses and comparisons showed that, since the inception of Hussman Strategic Growth Fund, the Fund's stock selection has substantially outperformed the returns of the S&P 500 Index and the Russell 2000 Index, and that the Fund's hedging strategies have generally been successful in enhancing the total returns of the Fund while substantially reducing volatility. Based upon their review, the Trustees found that Hussman Strategic Growth Fund has outperformed relevant securities indices with substantially less downside risk than a passive investment approach, and that periods of

--------------------------------------------------------------------------------
45

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

moderated performance due to hedging have been consistent with the investment objectives of the Fund, and commensurate with the reduction in risk achieved. The Trustees, when reviewing the performance of Hussman Strategic Total Return, took note that during its relatively brief period of operations, the Fund's average annual total return of 6.13% from inception on September 12, 2002 through May 31, 2005 compared favorably to the 4.80% return of the Lehman Brothers U.S. Aggregate Bond Index.

     In reviewing the advisory fees and total expense ratios of the Funds, the Trustees were provided with comparative expense and advisory fee information for mutual funds and other pooled investment vehicles, categorized both by fund size and by investment style. The Trustees took note of the fact that, since Hussman Strategic Growth Fund's inception, its advisory fee and total expense ratios have frequently been reduced as a result of advisory fee breakpoints and economies of scale in other expenses. The Adviser and the Trustees agreed to an additional reduction in the advisory fee payable by Hussman Strategic Growth Fund, effective July 1, 2005. The Adviser offered this fee reduction, consistent with its prior fee initiatives, to lower expenses for the benefit of shareholders as the Fund grows. The advisory fee paid by Hussman Strategic Growth Fund had been computed at the annual rates of 1.25% on the first $250 million of the Fund's average daily net assets, 1.15% on the next $250 million of such assets, 1.05% on the next $500 million of such assets, and 0.95% on such assets in excess of $1 billion. Effective July 1, 2005, the advisory fee was reduced to 1.10% on the first $500 million of the Fund's average daily net assets, 1.00% on the next $500 million of such assets, 0.95% on the next $2 billion of such assets, and 0.90% on such assets over $3 billion. The Trustees concluded that, based upon the investment strategies and the long-term performance of Hussman Strategic Growth Fund, the advisory fees to be paid by Hussman Strategic Growth Fund are reasonable. The Trustees noted that the fee revisions will result in an immediate reduction of $750,000 annually in the advisory fees paid by the Fund, further resulting in a decline in the Fund's advisory fee ratio (based on the Fund's net assets at the time of the Board meeting) to 1.01% and in the Fund's total expense ratio to approximately 1.17%. It was noted that further growth in net assets of Hussman Strategic Growth Fund would result in even further decline in the effective advisory fee rate. It was the consensus of the Independent Trustees that the breakpoints reflected in the new advisory fee schedule proposed by the Adviser are appropriate and allow the Fund to participate in economies of scale commensurate with asset growth.

--------------------------------------------------------------------------------

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     The Trustees also approved a reduction in the advisory fee payable by Hussman Strategic Total Return Fund to the Adviser, effective July 1, 2005. The advisory fee paid by the Fund had been computed at the annual rate of 0.60% of the Fund's average daily net assets. Effective July 1, 2005, the advisory fee was reduced to 0.55% on the first $500 million of the Fund's average daily net assets and 0.50% on such assets over $500 million. The Adviser also agreed to continue in effect its agreement to waive its advisory fees from Hussman Strategic Total Return Fund to the extent necessary to maintain the Fund's total expense ratio at 0.90% per annum until at least December 31, 2006. The Independent Trustees concluded that the advisory fees to be paid by Hussman Strategic Total Return Fund are fair and reasonable when considered in light of the absolute and risk-adjusted performance of the Fund and other relevant factors.

     The Trustees reviewed a recent balance sheet of the Adviser and a statement of the Adviser's revenues and expenses with respect to each Fund for the year ended December 31, 2004 and for the quarter ended March 31, 2005. The Trustees also reviewed the Funds' brokerage costs and noted that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

     The Independent Trustees concluded that: (i) based on the long-term performance and risk characteristics of the Funds, the effectiveness of the Funds in achieving their stated objectives, and the Adviser's proactive stance regarding shareholder protections, ethics and communication to shareholders, the Adviser has provided high quality services; (ii) given the goals of the investment programs of the Funds to provide attractive risk-adjusted returns over a full market cycle, and the facts that the Adviser does not manage the Funds to "track" the market and has consistently adhered to its mandate and stated strategy in managing the Funds, the short-term performance of the Funds relative to mutual fund industry averages and broad market indices is generally not of significant relevance to the assessment of the overall quality of services provided by the Adviser to the Funds; (iii) in their view, the nature of the services required by the Funds are broader and more sophisticated than those required by most investment companies because of the nature of the Funds' investment programs, which involve extensive risk-management activities including both hedging and leveraging (depending on the prevailing market environment); (iv) although the advisory fees of the Funds are in the higher range of fees for mutual funds of similar size investing in similar securities, the advisory fees are comparable and in many cases lower than those of funds

--------------------------------------------------------------------------------
47

HUSSMAN INVESTMENT TRUST
APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
--------------------------------------------------------------------------------

(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

whose investment practices include hedging activities, and the Independent Trustees believe that the scope and quality of services provided by the Adviser, which exceed the norm, support the appropriateness of the advisory fees payable by the Funds; (v) Hussman Strategic Growth Fund has participated in economies of scale of expenses under its advisory fee structure and is expected to realize further benefits as the Fund's assets increase; (vi) the advisory fee structure of Hussman Strategic Total Return Fund has been modified to reflect potential future economies of scale, and the Adviser's commitment to cap overall operating expenses of Hussman Strategic Total Return Fund by waiving a significant portion of its advisory fees has enabled Hussman Strategic Total Return Fund to increase returns for shareholders and maintain an overall expense ratio that is competitive with those of funds investing in similar securities; and (vii) the Adviser has adopted a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds' brokerage transactions, and does not direct transactions to obtain "soft dollar" services, which has significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios) and increasing the investment returns of the Funds. The Independent Trustees also reviewed and considered the profitability of the Adviser with regards to its management of each Fund, concluding that the Adviser's profitability was not excessive, given the high quality and scope of services provided by the Adviser and the investment performance of the Funds and the absence of significant marketing expenses.

     No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve continuance of the Agreements. Rather, the Independent Trustees concluded, in light of a weighing and balancing of all factors considered, that the advisory fees payable by the Funds under the Agreements, as amended with respect to fees, are fair and reasonable, and determined that it would be in the best interests of each Fund and its shareholders to renew the Agreements for an additional annual period.




--------------------------------------------------------------------------------

                   [GRAPHIC OMITTED] HUSSMAN
                                          FUNDS

                               INVESTMENT ADVISER
                       Hussman Econometrics Advisors, Inc.
                             5136 Dorsey Hall Drive
                          Ellicott City, Maryland 21042

                              www.hussmanfunds.com
                         1-800-HUSSMAN (1-800-487-7626)

                          ADMINISTRATOR/TRANSFER AGENT
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246

                                    CUSTODIAN
                                     US Bank
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                                Ernst & Young LLP
                               1900 Scripps Center
                                312 Walnut Street
                             Cincinnati, Ohio 45202

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC's website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings will be available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). Furthermore, you will be able to obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This Annual Report is authorized for distribution only if accompanied or preceded by a current Prospectus for the Funds.

PART C.   OTHER INFORMATION
          -----------------

Item 23.  EXHIBITS
--------  --------

     (a) Amended and Restated Agreement and Declaration of Trust--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on November 1, 2001

     (b)  Bylaws--Incorporated    herein   by    reference    to    Registrant's
          Post-Effective Amendment No. 6 filed on September 2, 2005

     (c) Incorporated by reference to Agreement and Declaration of Trust and Bylaws

     (d) (i) Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Growth Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 filed on September 2, 2005

          (ii) Investment Advisory Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Total Return Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 filed on September 2, 2005

     (e)  Distribution     Agreement    with    Ultimus    Fund    Distributors,
          LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on June 27, 2002

     (f)  Inapplicable

     (g)  (i)  Custody  Agreement  with US Bank,  N.A.  (formerly  Firstar Bank,
               N.A.)--Incorporated   herein   by   reference   to   Registrant's
               Post-Effective  Amendment  No. 1 filed on  November  1, 2001

          (ii) Amendment to Custody Agreement with US Bank, N.A.--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 filed on October 28, 2002

          (iii)Amendment to Custody  Agreement  with US Bank,  N.A. dated August
               1,   2005--Incorporated   herein  by  reference  to  Registrant's
               Post-Effective Amendment No. 6 filed on September 2, 2005

     (h) (i) Expense Limitation Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Growth Fund--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 filed on November 1, 2001

          (ii) Expense Limitation Agreement with Hussman Econometrics Advisors, Inc. on behalf of Hussman Strategic Total Return Fund--Incorporated herein be reference to Registrant's Post-Effective Amendment No. 6 filed on September 2, 2005

          (iii)Administration    Agreement   with   Ultimus   Fund    Solutions,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 6 filed on September 2, 2005

          (iv) Transfer Agent and Shareholder Services Agreement with Ultimus Fund Solutions, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 2 filed on June 27, 2002

          (v)  Fund   Accounting   Agreement   with  Ultimus   Fund   Solutions,
               LLC--Incorporated    herein   by   reference   to    Registrant's
               Post-Effective Amendment No. 2 filed on June 27, 2002

     (i)  Legal  Opinion--Incorporated   herein  by  reference  to  Registrant's
          Post-Effective Amendment No. 2 filed on June 27, 2002

     (j)  Consent  of  Independent   Registered  Public  Accounting  Firm--Filed
          herewith

     (k)  Inapplicable

     (l)  Initial  Capital   Agreement--Incorporated   herein  by  reference  to
          Registrant's Pre-Effective Amendment No. 2 filed on July 12, 2000

     (m)  Inapplicable

     (n)  Inapplicable

     (o)  Inapplicable

     (p) (i) Code of Ethics of Registrant--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 5 filed on October 28, 2004

          (ii) Code   of    Ethics    of    Hussman    Econometrics    Advisors,
               Inc.--Incorporated    herein   by   reference   to   Registrant's
               Post-Effective Amendment No. 5 filed on October 28, 2004

          (iii)Code of Ethics of Ultimus Fund Distributors, LLC--Incorporated herein by reference to Registrant's Post-Effective Amendment No. 6 filed on September 2, 2005

(Other  Exhibits)   Powers of Attorney of the  Trustees--Incorporated  herein by reference  to  Registrant's  Pre-Effective  Amendment  No. 2 filed on July 12, 2000


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
--------  -------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  INDEMNIFICATION
--------  ---------------

     Article VI of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and Trustees as follows:

          "SECTION 6.4 Indemnification of Trustees, Officers, etc. Subject to and except as otherwise provided in the Securities Act of 1933, as amended, and the 1940 Act, the Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          SECTION 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding to the full extent permitted by the Securities Act of 1933, as amended, the 1940 Act, and Ohio Revised Code Chapter 1707, as amended. In the event any of these laws conflict with Ohio Revised Code Section 1701.13(E), as amended, these laws, and not Ohio Revised Code Section 1701.13(E), shall govern.

          SECTION 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person my be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person."

     The Investment Advisory Agreements with Hussman Econometrics Advisors, Inc. ("Hussman") provide that Hussman shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect Hussman against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

     The Distribution Agreement with Ultimus Fund Distributors, LLC (the "Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

     The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and Hussman. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
--------  --------------------------------------------------------

     Hussman is a registered investment adviser that manages in excess of $2 billion in assets as of August 1, 2005. Hussman is also the publisher of Hussman Investment Research & Insight (formerly called the Hussman Econometrics Newsletter), a periodic newsletter which provides an overall view of market conditions from a technical, monetary and fundamental standpoint.

     The directors and officers of Hussman and any other business profession, vocation or employment of a substantial nature engaged in at any time during the past two years:

     John P. Hussman - President, Treasurer and a director of Hussman; President and a Trustee of Registrant

Item 27.  PRINCIPAL UNDERWRITERS
--------  ----------------------

     (a) Ultimus Fund Distributors, LLC (the Distributor"), 225 Pictoria Drive, Suite 450, also acts as the principal underwriter for Williamsburg Investment Trust, The Shepherd Street Funds, Inc., Oak Value Trust, Profit Funds Investment Trust, The Berwyn Funds, The Cutler Trust, The GKM Funds, Veracity Funds, Destination Funds, Schwartz Investment
          Trust and TFS Capital Investment Trust, other open-end investment companies.

                                   Position with           Position with
     (b)  Name                     Distributor             Registrant
          --------------------     -------------------     --------------------
          Robert G. Dorsey         President/Managing      Vice President
                                   Director

          John F. Splain           Secretary/Managing      Secretary
                                   Director

          Mark J. Seger            Treasurer/Managing      Treasurer
                                   Director

          Theresa M. Bridge        Vice President          Assistant Treasurer

          Wade R. Bridge           Vice President          Assistant Secretary

          Steven F. Nienhaus       Vice President          None

     The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

     (c)  Inapplicable

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
--------  --------------------------------

     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, Hussman Econometrics Advisors, Inc., 5136 Dorsey Hall Drive, Ellicott City, Maryland 21042. Certain records, including records relating to the possession of Registrant's securities, may be maintained at the offices of Registrant's custodian, US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

Item 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B
--------  -------------------------------------------------

          Inapplicable

Item 30.  UNDERTAKINGS
--------  ------------

          Inapplicable

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Ellicott City and State of Maryland, on the 1st day of November, 2005.


                                            HUSSMAN INVESTMENT TRUST

                                            By:  /s/ John P. Hussman
                                                 -------------------------------
                                                 John P. Hussman
                                                 President


     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                 Date
---------                          -----                 ----

/s/ John P. Hussman                Trustee and           November 1, 2005
------------------------           President
John P. Hussman


/s/ Mark J. Seger                  Treasurer             November 1, 2005
------------------------
Mark J. Seger

         *                         Trustee
------------------------
David C. Anderson

         *                         Trustee               /s/ John F. Splain
------------------------                                 -----------------------
Nelson Freeburg                                          John F. Splain
                                                         Attorney-in-fact*
         *                         Trustee               November 1, 2005
------------------------
William H. Vanover

                                INDEX TO EXHIBITS
                                -----------------

  Item
--------
23 (j)    Consent of Independent Registered Public Accounting Firm